                                CREDIT AGREEMENT

                                   dated as of

                                October 28, 2003

                                      among

                       COGENTRIX DELAWARE HOLDINGS, INC.,
                                  as Borrower,

                             COGENTRIX ENERGY, INC.,

                            THE LENDERS NAMED HEREIN,

                AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
                                   as Issuer,

                 AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
                                       and
                         CITIGROUP GLOBAL MARKETS INC.,
                            as Joint Lead Arrangers,

                               CITICORP USA, INC.,
                               as Collateral Agent

                                       and

                AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
                             as Administrative Agent

                                TABLE OF CONTENTS

                                                                                                           PAGE
                                                                                                           ----
ARTICLE I DEFINITIONS..................................................................................      1

   SECTION 1.01 DEFINITIONS............................................................................      1
   SECTION 1.02 ACCOUNTING TERMS AND DETERMINATIONS....................................................     29
   SECTION 1.03 TYPES OF BORROWING.....................................................................     29
   SECTION 1.04 COMPUTATION OF TIME PERIODS............................................................     29
   SECTION 1.05 CERTAIN TERMS..........................................................................     30

ARTICLE II LOANS AND LETTERS OF CREDIT.................................................................     30

   SECTION 2.01 REVOLVING CREDIT LOANS.................................................................     30
   SECTION 2.02 TRANCHE A TERM LOANS...................................................................     30
   SECTION 2.03 TRANCHE B TERM LOANS...................................................................     30
   SECTION 2.04 TRANCHE C TERM LOANS...................................................................     31
   SECTION 2.05 TRANCHE D TERM LOANS...................................................................     31
   SECTION 2.06 NOTICE OF BORROWING....................................................................     31
   SECTION 2.07 LETTERS OF CREDIT......................................................................     32
   SECTION 2.08 EVIDENCE OF DEBT.......................................................................     39
   SECTION 2.09 INTEREST RATES.........................................................................     40
   SECTION 2.10 METHOD OF ELECTING INTEREST RATES......................................................     41
   SECTION 2.11 FEES...................................................................................     42
   SECTION 2.12 TERMINATION AND REDUCTION OF COMMITMENTS...............................................     43
   SECTION 2.13 REPAYMENT OF THE LOANS.................................................................     44
   SECTION 2.14 OPTIONAL PREPAYMENT OF THE LOANS.......................................................     44
   SECTION 2.15 EXTRAORDINARY MANDATORY PREPAYMENTS OF THE LOANS AND PROVISION OF CASH COLLATERAL......     45
   SECTION 2.16 ORDINARY MANDATORY PREPAYMENTS OF THE LOANS AND PROVISION OF CASH COLLATERAL...........     47
   SECTION 2.17 GENERAL PROVISIONS AS TO PAYMENTS......................................................     48
   SECTION 2.18 FUNDING LOSSES.........................................................................     49
   SECTION 2.19 COMPUTATION OF INTEREST AND FEES.......................................................     49
   SECTION 2.20 REVOLVING CREDIT LETTER OF CREDIT CASH COLLATERAL ACCOUNT..............................     49
   SECTION 2.21 TRANCHE D TERM LETTER OF CREDIT CASH COLLATERAL ACCOUNT................................     50

ARTICLE III CONDITIONS.................................................................................     52

   SECTION 3.01 CONDITIONS PRECEDENT TO INITIAL LOANS AND LETTER OF CREDIT.............................     52
   SECTION 3.02 ADDITIONAL CONDITIONS PRECEDENT TO INITIAL LOANS AND LETTER OF CREDIT..................     54
   SECTION 3.03 CONDITIONS PRECEDENT TO EACH LOAN AND LETTER OF CREDIT.................................     55

ARTICLE IV REPRESENTATIONS AND WARRANTIES..............................................................     56

   SECTION 4.01 CORPORATE EXISTENCE; COMPLIANCE WITH LAW...............................................     56
   SECTION 4.02 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS................................     56
   SECTION 4.03 TAXES..................................................................................     57
   SECTION 4.04 FINANCIAL MATTERS......................................................................     57
   SECTION 4.05 FULL DISCLOSURE........................................................................     58
   SECTION 4.06 LITIGATION.............................................................................     58
   SECTION 4.07 MARGIN REGULATIONS.....................................................................     58
   SECTION 4.08 OWNERSHIP OF BORROWER; SUBSIDIARIES....................................................     59
   SECTION 4.09 COMPLIANCE WITH ERISA..................................................................     60
   SECTION 4.10 ENVIRONMENTAL MATTERS..................................................................     60
   SECTION 4.11 LIENS..................................................................................     61
   SECTION 4.12 INVESTMENT COMPANY; PUBLIC UTILITY HOLDING COMPANY ACT.................................     61
   SECTION 4.13 NO BURDENSOME RESTRICTIONS; NO DEFAULTS................................................     62
   SECTION 4.14 INSURANCE..............................................................................     62
   SECTION 4.15 LABOR MATTERS..........................................................................     62

   SECTION 4.16 FORCE MAJEURE..........................................................................     63
   SECTION 4.17 USE OF PROCEEDS; TERMINATION OF EXISTING CEI CREDIT AGREEMENT..........................     63
   SECTION 4.18 INTELLECTUAL PROPERTY..................................................................     64
   SECTION 4.19 TITLE..................................................................................     65

ARTICLE V FINANCIAL COVENANTS..........................................................................     66

   SECTION 5.01 CASH FLOW COVERAGE RATIO...............................................................     66
   SECTION 5.02 LEVERAGE RATIO.........................................................................     66
   SECTION 5.03 TANGIBLE NET WORTH.....................................................................     66

ARTICLE VI AFFIRMATIVE COVENANTS.......................................................................     67

   SECTION 6.01 FINANCIAL STATEMENTS AND OTHER INFORMATION.............................................     67
   SECTION 6.02 PAYMENT OF OBLIGATIONS.................................................................     71
   SECTION 6.03 NEW REAL ESTATE OR PERSONAL PROPERTY; OTHER ASSETS.....................................     72
   SECTION 6.04 MAINTENANCE OF PROPERTY; INSURANCE.....................................................     72
   SECTION 6.05 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.......................................     73
   SECTION 6.06 COMPLIANCE WITH LAWS...................................................................     73
   SECTION 6.07 FISCAL YEAR............................................................................     73
   SECTION 6.08 INSPECTION OF PROPERTY, BOOKS AND RECORDS..............................................     73
   SECTION 6.09 CASH MANAGEMENT........................................................................     74
   SECTION 6.10 TERMINATION OF GUARANTY AND PLEDGE RESTRICTIONS........................................     76
   SECTION 6.11 FURTHER ASSURANCES.....................................................................     77

ARTICLE VII NEGATIVE COVENANTS.........................................................................     77

   SECTION 7.01 LIMITATION ON DEBT.....................................................................     77
   SECTION 7.02 LIENS..................................................................................     79
   SECTION 7.03 RESTRICTED PAYMENTS....................................................................     81
   SECTION 7.04 CONSOLIDATIONS AND MERGERS.............................................................     82
   SECTION 7.05 TRANSACTION WITH AFFILIATES............................................................     82
   SECTION 7.06 INVESTMENTS IN OTHER PERSONS...........................................................     83
   SECTION 7.07 ASSET SALES............................................................................     84
   SECTION 7.08 LEASE OBLIGATIONS......................................................................     84
   SECTION 7.09 ISSUANCES AND TRANSFERS OF EQUITY INTERESTS............................................     85
   SECTION 7.10 OFF BALANCE SHEET OBLIGATIONS; HEDGE AGREEMENT OBLIGATIONS.............................     85
   SECTION 7.11 CHANGE IN NATURE OF BUSINESS...........................................................     85
   SECTION 7.12 MODIFICATION OF CONTRACTUAL OBLIGATIONS................................................     85
   SECTION 7.13 ACCOUNTING CHANGES.....................................................................     86
   SECTION 7.14 CANCELLATION OF INDEBTEDNESS OWED TO IT................................................     86
   SECTION 7.15 NEW SUBSIDIARIES.......................................................................     86
   SECTION 7.16 LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.........     86
   SECTION 7.17 LIMITATIONS ON ACCUMULATION OF FUNDS BY SUBSIDIARIES...................................     87
   SECTION 7.18 CAPITAL STRUCTURE......................................................................     87
   SECTION 7.19 USE OF PROCEEDS........................................................................     87
   SECTION 7.20 BANK ACCOUNTS..........................................................................     87

ARTICLE VIII EVENTS OF DEFAULT.........................................................................     88

   SECTION 8.01 EVENTS OF DEFAULT......................................................................     88
   SECTION 8.02 NOTICE OF DEFAULT......................................................................     92
   SECTION 8.03 CASH COLLATERAL........................................................................     93

ARTICLE IX THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT...............................................     93

   SECTION 9.01 APPOINTMENT AND AUTHORIZATION..........................................................     93
   SECTION 9.02 ADMINISTRATIVE AGENT, COLLATERAL AGENT AND AFFILIATES..................................     93
   SECTION 9.03 CONSULTATION WITH EXPERTS..............................................................     94
   SECTION 9.04 LIABILITY OF ADMINISTRATIVE AGENT AND COLLATERAL AGENT.................................     94
   SECTION 9.05 INDEMNIFICATION........................................................................     95

   SECTION 9.06 CREDIT DECISION........................................................................     95
   SECTION 9.07 SUCCESSOR ADMINISTRATIVE AGENT OR COLLATERAL AGENT.....................................     95
   SECTION 9.08 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM..........................................     96
   SECTION 9.09 ADMINISTRATIVE AGENTS' AND COLLATERAL AGENT'S FEES.....................................     97

ARTICLE X CHANGE IN CIRCUMSTANCES......................................................................     97

   SECTION 10.01 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR..............................     97
   SECTION 10.02 ILLEGALITY............................................................................     97
   SECTION 10.03 INCREASED COST AND REDUCED RETURN.....................................................     98
   SECTION 10.04 TAXES.................................................................................     99
   SECTION 10.05 BASE RATE LOANS SUBSTITUTED FOR AFFECTED EURO-DOLLAR LOANS............................    102

ARTICLE XI MISCELLANEOUS...............................................................................    102

   SECTION 11.01 NOTICES...............................................................................    102
   SECTION 11.02 NO WAIVERS............................................................................    103
   SECTION 11.03 EXPENSES; INDEMNIFICATION.............................................................    103
   SECTION 11.04 SET-OFF; PRO RATA SHARING OF PAYMENTS.................................................    106
   SECTION 11.05 AMENDMENTS AND WAIVERS................................................................    107
   SECTION 11.06 SUCCESSORS AND ASSIGNS................................................................    108
   SECTION 11.07 NO MARGIN STOCK.......................................................................    110
   SECTION 11.08 GOVERNING LAW; SUBMISSION TO JURISDICTION.............................................    111
   SECTION 11.09 RELEASE OF COLLATERAL.................................................................    111
   SECTION 11.10 COUNTERPARTS; INTEGRATION; EFFECTIVENESS..............................................    111
   SECTION 11.11 CONFIDENTIALITY.......................................................................    111
   SECTION 11.12 LIMITATION ON LIABILITY...............................................................    112
   SECTION 11.13 WAIVER OF JURY TRIAL..................................................................    113
   SECTION 11.14 SEVERABILITY; MODIFICATION TO CONFORM TO LAW..........................................    113
   SECTION 11.15 JUDGMENT CURRENCY.....................................................................    113

                             SCHEDULES AND EXHIBITS

Schedule I               -       Revolving Credit Commitments
Schedule II              -       Tranche A Term Commitments
Schedule III             -       Tranche B Term Commitments
Schedule IV              -       Tranche C Term Commitments
Schedule V               -       Tranche D Term Commitments
Schedule VI              -       Subsidiary Guarantors
Schedule VII             -       Subsidiary Pledgors
Schedule VIII            -       Subsidiary Grantors
Schedule IX              -       Pledged Subsidiaries
Schedule X               -       [Intentionally Omitted]
Schedule XI              -       Tranche D Term Letters of Credit
Schedule XII             -       Existing Project Financing Debt
Schedule XIII            -       Inactive Subsidiaries
Schedule 4.04(b)         -       Financial Matters
Schedule 4.04(e)         -       Solvent Members of CEI Group
Schedule 4.06            -       Litigation
Schedule 4.08(a)         -       Agreements Regarding Capital Stock
Schedule 4.08(b)         -       Subsidiaries
Schedule 4.10            -       Environmental Matters
Schedule 4.19            -       Title
Schedule 7.01            -       Existing Debt
Schedule 7.08            -       Lease Obligations

Exhibit A-1              -       Form of Revolving Credit Note
Exhibit A-2              -       Form of Tranche A Term Note
Exhibit A-3              -       Form of Tranche B Term Note
Exhibit A-4              -       From of Tranche C Term Note
Exhibit A-5              -       Form of Tranche D Term Note
Exhibit B-1              -       Form of Opinion of Moore & Van Allen PLLC,
                                 North Carolina counsel for the Credit Parties
Exhibit B-2              -       Form of Opinion of Menaker & Herrmann LLP,
                                 special New York counsel for the Credit Parties
Exhibit C-1              -       Form of CEI Secured Guaranty
Exhibit C-2              -       Form of CEI Unsecured Guaranty
Exhibit C-3              -       Form of Subsidiary Guaranty
Exhibit D                -       Form of Security Agreement
Exhibit E-1              -       Form of Citibank Account Control Agreement
Exhibit E-2              -       Form of Wachovia Account Control Agreement
Exhibit F-1              -       Form of Charlotte Mortgage
Exhibit F-2              -       Form of Portsmouth Mortgage
Exhibit G                -       Form of Assignment and Assumption Agreement

                                CREDIT AGREEMENT

                  CREDIT AGREEMENT dated as of October 28, 2003 among Cogentrix Delaware Holdings, Inc., a Delaware corporation (the "BORROWER"), Cogentrix Energy, Inc., a North Carolina corporation ("CEI"), the Lenders named herein, Australia and New Zealand Banking Group Limited ("ANZ") as issuer of Letters of Credit (as hereinafter defined) (in such capacity, the "ISSUER"), ANZ and Citigroup Global Markets Inc., as Joint Lead Arrangers, Citicorp USA, Inc. ("CUSA"), as Collateral Agent (in such capacity, the "COLLATERAL AGENT"), and ANZ, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT").

                  PRELIMINARY STATEMENTS:

                  1. The Borrower is a wholly-owned, direct Subsidiary (as hereinafter defined) of CEI.

                  2. CEI is party to a Third Amended and Restated Credit Agreement dated as of September 14, 2000 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the "EXISTING CEI CREDIT AGREEMENT") among CEI, the lenders named therein, and ANZ, as Lead Arranger, Administrative Agent and Issuing Lender.

                  3. The Borrower wishes to obtain from the Lenders a revolving credit and term loan facility in order to, among other things, (a) borrow funds which will be paid as a cash dividend to CEI, which in turn shall be used by CEI solely to prepay in full all obligations outstanding under the Existing CEI Credit Agreement and to refinance the Existing CDH Guaranty (as hereinafter defined), (b) obtain letters of credit to replace existing letters of credit issued pursuant to the Existing CEI Credit Agreement, and (c) obtain working capital for the operation of the Credit Parties' (as hereinafter defined) respective businesses.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions.

                  The following terms, as used herein, have the following meanings:

                  "8.10% SENIOR NOTES" means the 8.10% Senior Notes due 2004 issued by CEI pursuant to the 8.10% Senior Note Indenture.

                  "8.10% SENIOR NOTE INDENTURE" means the Indenture, dated as of March 15, 1994, between CEI and Wachovia (f/k/a First Union National Bank of North Carolina), as Trustee, as amended, amended and restated, supplemented or otherwise modified from time to time.

                  "8.75% SENIOR NOTES" means the 8.75% Senior Notes due 2008 issued by CEI pursuant to the 8.75% Senior Note Indenture.

                  "8.75% SENIOR NOTE INDENTURE" means the Indenture, dated as of October 20, 1998, between CEI and Wachovia (f/k/a First Union National Bank), as Trustee, as supplemented by that certain First Supplemental Indenture, dated as of October 20, 1998, between CEI and Wachovia (f/k/a First Union National Bank), as Trustee, and as further amended, amended and restated, supplemented or otherwise modified from time to time.

                  "ACCOUNT CONTROL AGREEMENTS" means the Citibank Account Control Agreement and the Wachovia Account Control Agreement.

                  "ADJUSTED LONDON INTERBANK OFFERED RATE" means, for any Interest Period, a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  "ADJUSTED PARENT OPERATING CASH FLOW" means, for any period,
(a) Parent Operating Cash Flow for such period less (b) the sum of the following expenses (determined without duplication), in each case to the extent paid by CEI during such period and regardless of whether any such amount was accrued during such period:

                           (i) development expenses for such period of CEI and its Subsidiaries paid directly by CEI or paid indirectly by the transferring of funds or other assets (whether through a loan, capital contribution or otherwise) to any Subsidiary of CEI (whether by CEI or by any of its Subsidiaries) for the purpose of enabling such Subsidiary or another Subsidiary to pay any such expense;

                           (ii)     income tax expenses of CEI and its
         Subsidiaries (computed on a consolidated basis) for such period; and

                           (iii) corporate overhead expenses of CEI and its Subsidiaries for such period.

                  "ADMINISTRATIVE AGENT" means Australia and New Zealand Banking Group Limited, in its capacity as administrative agent for the Lenders and the Issuer hereunder, and its successors in such capacity.

                  "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Lender.

                  "AFFILIATE" means, as to any Person, any Subsidiary of such Person and any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person and includes each executive officer or director, general partner or member of such Person, and each Person who is the beneficial owner of 5% or more of any class of voting Capital Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGREEMENT" means this Credit Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

                  "ANZ" has the meaning specified in the recital of the parties to this Agreement.

                  "APPLICABLE LENDING OFFICE" means, with respect to any Lender,
(a) in the case of its Base Rate Loans, its Domestic Lending Office and (b) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

                  "APPLICABLE LETTER OF CREDIT COMMISSION RATE" means (a) in respect of any Letter of Credit which is 100% cash collateralized with Collateral deposited in a Letter of Credit Cash Collateral Account pursuant to
Section 2.20 or 2.21, a rate per annum equal to 0.50%, and (b) in all other cases, a rate per annum equal to 4.75%; provided, however, that immediately upon the occurrence and during the continuance of any Event of Default of the type described in Sections 8.01(a), 8.01(l), 8.01(m), 8.01(n) or 8.01(o), and upon written notice from the Required Lenders (or the Administrative Agent on behalf of the Required Lenders) upon the occurrence and during the continuance of any other Event of Default, the per annum percentages set forth in clauses (a) and
(b) above shall be increased by 2.00% per annum.

                  "ASSET SALE" means any sale, lease, transfer, condemnation, casualty loss or other disposition (including any such transaction effected by way of merger or consolidation or by way of an Equity Issuance) of any asset or property (including, without limitation the Equity Interests of any Person) by any member of the CEI Group, but excluding any Excluded Asset Sales.

                  "ASSIGNEE" has the meaning specified in Section 11.06(c).

                  "ASSIGNMENT AND ASSUMPTION AGREEMENT" means an assignment and assumption agreement substantially in the form of Exhibit G.

                  "AVAILABLE AMOUNT" means, for any Letter of Credit on any date of determination, the maximum aggregate amount available to be drawn under such Letter of Credit at any time on or after such date, the determination of such maximum amount to assume the compliance with and satisfaction of all conditions for drawing enumerated in such Letter of Credit.

                  "BASE RATE" means, for any day, a rate per annum equal to the higher of (a) the rate of interest established by ANZ from time to time as its Base Rate for such day and (b) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

                  "BASE RATE BORROWING" has the meaning specified in the definition of "BORROWING" herein.

                  "BASE RATE LOAN" means a Loan which bears interest at the Base Rate plus the Base Rate Margin.

                  "BASE RATE MARGIN" means a rate per annum equal to 3.75%.

                  "BENEFIT ARRANGEMENT" means, at any time, an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "BIRCHWOOD POWER PARTNERS" means Birchwood Power Partners, LP, a Delaware limited partnership.

                  "BORROWER" has the meaning specified in the recital of the parties to this Agreement.

                  "BORROWING" means a borrowing hereunder consisting of Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans made to the Borrower at the same time by the Revolving Credit Lenders, Tranche A Term Lenders, Tranche B Term Lenders, the Tranche C Term Lenders or Tranche D Term Lenders, as the case may be, pursuant to Article II. A Borrowing is a "BASE RATE BORROWING" if such Loans are Base Rate Loans or a "EURO-DOLLAR BORROWING" if such Loans are Euro-Dollar Loans.

                  "CALEDONIA PROJECT" means the 810-megawatt natural gas-fueled, combined-cycle generating facility, owned by Caledonia Generating, LLC, located in Caledonia, Mississippi.

                  "CALEDONIA-RELATED ENTITIES" means Cogentrix Caledonia Holdings I, Inc., Cogentrix Caledonia Funding, LLC, Caledonia Operating Services, LLC and Caledonia Generating, LLC.

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of, or interests in (however designated), the equity of such Person, including, without limitation, all common stock and preferred stock and partnership, limited liability company membership and joint venture interests of such Person.

                  "CAPITALIZED LEASE" means, as applied to any Person, any lease of any Property of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

                  "CASH FLOW COVERAGE RATIO" means, for any period, the ratio of
(i) Adjusted Parent Operating Cash Flow for such period to (ii) Corporate Charges for such period.

                  "CDH OPERATING ACCOUNT" means account no. 38686976 of the Borrower maintained with Citibank.

                  "CDH REVENUE ACCOUNT" means account no. 38686968 of the Borrower maintained with Citibank.

                  "CEA" means Cogentrix Eastern America, Inc., a Delaware corporation.

                  "CEA CREDIT AGREEMENT" means the Amended and Restated Credit Agreement, dated as of September 6, 2002, among CEA, the several lenders from time to time parties thereto, and General Electric Capital Corporation, as administrative agent thereunder, as amended, supplemented or otherwise modified from time to time.

                  "CEI" has the meaning specified in the recital of the parties to this Agreement.

                  "CEI GROUP" means CEI and each of its Subsidiaries, and a "MEMBER OF THE CEI GROUP" means CEI or any of its Subsidiaries.

                  "CEI OPERATING ACCOUNT" means, collectively, account no. 2000000386227 and account no. 2079900011160 of CEI maintained with Wachovia.

                  "CEI REVENUE ACCOUNT" means account no. 38687012 of CEI maintained with Citibank.

                  "CEI SECURED GUARANTY" means a guaranty, substantially in the form of Exhibit C-1, executed and delivered by CEI and the Administrative Agent, as such guaranty may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "CEI UNSECURED GUARANTY" means a guaranty, substantially in the form of Exhibit C-2, executed and delivered by CEI and the Administrative Agent, as such guaranty may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "CESPM" means La Compania de Electricidad de San Pedro de Macoris, a Cayman Island corporation.

                  "CHARLOTTE MORTGAGE" means a mortgage, substantially in the form of Exhibit F-1, executed and delivered by CIP and the Collateral Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "CIP" means CI Properties, Inc., a North Carolina corporation.

                  "CITIBANK" means Citibank Delaware.

                  "CITIBANK ACCOUNT CONTROL AGREEMENT" means an agreement, substantially in the form of Exhibit E-1, executed and delivered by CEI, the Borrower, Citibank, as depositary, and the Collateral Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "CLOSING DATE" means the date on which the first Loans are made or Letters of Credit issued hereunder.

                  "CMA" means Cogentrix Mid-America, Inc., a Delaware corporation.

                  "CMA CREDIT AGREEMENT" means the Credit Agreement, dated as of December 11, 1998, among CMA, the several lenders from time to time parties thereto, and Dresdner Bank

AG, New York Branch, as issuing bank and administrative agent thereunder, as amended, supplemented or otherwise modified from time to time.

                  "CNC" means Cogentrix of North Carolina, Inc., a North Carolina corporation.

                  "COLLATERAL" means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Credit Party in or upon which a Lien is granted or purported to be granted under any of the Financing Documents.

                  "COLLATERAL ACCOUNTS" means the CEI Revenue Account, the CEI Operating Account, the CDH Revenue Account, the CDH Operating Account, the Letter of Credit Cash Collateral Accounts and the Debt Account.

                  "COLLATERAL AGENT" means CUSA, in its capacity as collateral agent for the Secured Parties under the Financing Documents and its successors in such capacity.

                  "COLLATERAL DOCUMENTS" means the Security Agreement, the Account Control Agreements, the Mortgages and any other agreement that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

                  "COMMITMENT" means, as to any Lender, the aggregate of such Lender's Revolving Credit Commitment, Tranche A Term Commitment, Tranche B Term Commitment, Tranche C Term Commitment and Tranche D Term Commitment, and "COMMITMENTS" means the Revolving Credit Commitments, Tranche A Term Commitments, Tranche B Term Commitments, the Tranche C Term Commitments and Tranche D Term Commitments of all the Lenders.

                  "CONDUIT LENDER" means any special purpose corporation organized and administered by any Lender for the purpose of making Loans hereunder otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of the Administrative Agent and the Borrower (which, in each case, shall not be unreasonably withheld or delayed); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under the Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided further that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 10.03, 10.04 or 11.03 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Revolving Credit Commitment hereunder.

                  "CONTRACTUAL OBLIGATION" of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Financing Document) to which such Person is a party or by which it or any of its Property is bound or to which any of its Properties is subject.

                  "CORPORATE CHARGES" means, for any period, the sum of the following amounts (determined without duplication), in each case to the extent paid in cash by CEI or the Borrower during such period and regardless of whether any such amount was accrued during such period:

                  (a) interest expense of CEI and the Borrower for such period:

                           (i) including, without limitation, interest expense attributable to (x) the accretion of original issue discount on Debt issued at less than face value thereof and
                  (y) any interest added to the principal amount of Debt but;

                           (ii) excluding any interest expense to the extent that (x) CEI or the Borrower has the option or obligation to pay or satisfy such interest expense by the issuance of Capital Stock of CEI or other securities of CEI which would not constitute Debt of CEI and (y) CEI and the Borrower have not paid or satisfied such interest expense during such period with cash or by the issuance of Debt of CEI; and

                  (b) rental expense of CEI and the Borrower for such period under any Capitalized Lease and

                  (c) dividends paid on CEI's and the Borrower's Redeemable Stock during such period.

                  "COTTAGE GROVE PROJECT" means the 245-megawatt natural gas-fueled, combined-cycle generating facility, owned by LSP-Cottage Grove, L.P., located in Cottage Grove, Minnesota.

                  "CREDIT PARTY" means the Borrower, CEI, each of the Subsidiary Guarantors, each of the Subsidiary Pledgors and each of the Subsidiary Grantors.

                  "CREDIT PARTY GUARANTIES" means, collectively, the CEI Secured Guaranty, the CEI Unsecured Guaranty and the Subsidiary Guaranty.

                  "CUSA" has the meaning specified in the recital of the parties to this Agreement.

                  "CVLC" means Cogentrix Virginia Leasing Corporation, a North Carolina corporation.

                  "DEBT" of any Person means at any date, without duplication,
(a) all indebtedness of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances and similar instruments, whether or not matured) or for the deferred purchase price of property or services (other than trade debt incurred in the ordinary course of business and due within twelve months of the incurrence thereof) which should, in accordance with GAAP, be classified as liabilities on a balance sheet of such Person, (b) all indebtedness of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property) other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business with payment terms no longer than 12 months, (d) all Obligations arising under Capital Leases of such Person to the extent that such amount would appear as a liability on the balance sheet of such Person as of such date in accordance with GAAP, (e) all Guaranties of such Person, except customary performance guaranties entered into in the ordinary course of business consistent with past practices, (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests of such Person, valued, in the case of Redeemable Stock, at the greater of the voluntary or involuntary liquidation preference for such Redeemable Stock plus any accrued and unpaid dividends payable in connection with such purchase, redemption, retirement, defeasance or other acquisition, (g) all net payment obligations in respect of Derivative Obligations of such Person, calculated as set forth in the definition of "Derivative Obligations", and (h) all Debt referred to in clause (a), (b), (c),
(d), (e), (f) or (g) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt; provided, however, that, to the extent that the rights and remedies of the obligee of any such Debt are limited to certain property and are otherwise non-recourse to such Person, the amount of such Debt shall be limited to the value of the Person's interest in such Property (valued at the higher of book value or market value as of such date of determination).

                  "DEBT ACCOUNT" means account no. 38686984 of the Borrower maintained with Citibank.

                  "DEFAULT" means any condition or event which, with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DEFAULTING LENDER" means any Lender that (a) has failed to fund any portion of the Loans in Letter of Credit Liabilities required to be funded by it hereunder within five Domestic Business Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within five Domestic Business Days of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

                  "DERIVATIVE OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions. For purposes of determining the aggregate amount of Derivative Obligations on any date, the Derivative Obligations of the applicable Person in respect of any Hedge Agreement shall be the maximum aggregate amount (after giving effect to any netting agreements to the extent such netting agreements are with the same Person to whom any such Derivative Obligations are owed or with Affiliates of such

Person) that the applicable Person would be required to pay if such Hedge Agreement were terminated at such time.

                  "DESIGNATED AGREEMENTS" means the 8.10% Senior Notes, the 8.10% Senior Note Indenture, the 8.75% Senior Notes, the 8.75% Senior Note Indenture, the CEA Credit Agreement and the CMA Credit Agreement.

                  "DISTRIBUTED CASH FLOW" means for any member of the CEI Group or any Non-Controlled Affiliate, for any period, the sum of the following amounts (determined without duplication):

                           (a) dividends and distributions paid by such member of the CEI Group or Non-Controlled Affiliate to a member of the CEI Group during such period;

                           (b) development, consulting, management or other fees paid by such member of the CEI Group or Non-Controlled Affiliate to a member of the CEI Group during such period; and

                           (c) tax-sharing payments made by such member of the CEI Group or Non-Controlled Affiliate to a member of the CEI Group during such period.

                  For purposes of determining Distributed Cash Flow, Net Cash Proceeds from Asset Sales, Equity Issuances or the incurrence of Debt shall not be included in Distributed Cash Flow for any period.

                  "DOLLARS" and the sign "$" each mean the lawful money of the United States of America.

                  "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "DOMESTIC LENDING OFFICE" means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Lender Party may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

                  "DOMINICAN REPUBLIC PROJECT" means the 300-megawatt oil-fueled, combined-cycle generating facility, owned by CESPM, located in Santo Domingo, Dominican Republic.

                  "DOMINICAN REPUBLIC-RELATED ENTITIES" means Cogentrix International, Ltd., Cogentrix de la Republica Dominicana and CESPM.

                  "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws (including principles of common law and decisional law), regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and requirements of any Governmental Authority relating to the environment, natural resources, or safety or health of human beings or other living organisms, including the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Substances or Remedial Action.

                  "ENVIRONMENTAL LIABILITIES AND COSTS" means, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, arising under any Environmental Law.

                  "EQUITY INTEREST" means, with respect to any Person, Capital Stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of Capital Stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for Capital Stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such Capital Stock (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

                  "EQUITY ISSUANCES" means, in respect of any Person, the issuance or sale of Equity Interests of such Person other than any such issuance to directors, officers or employees pursuant to employee benefit plans in the ordinary course of business (including by way of exercise of stock options).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA GROUP" means CEI, its Subsidiaries and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with CEI or any of its Subsidiaries, are treated as a single employer under Section 414(b), (c), (m) or
(o) of the Internal Revenue Code.

                  "EURO-DOLLAR BORROWING" has the meaning specified in the definition of "BORROWING" herein.

                  "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

                  "EURO-DOLLAR LENDING OFFICE" means, as to each Lender, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

                  "EURO-DOLLAR LOAN" means a Loan which bears interest at the Adjusted London Interbank Offered Rate plus the Euro-Dollar Margin.

                  "EURO-DOLLAR MARGIN" means a rate per annum equal to 4.75%.

                  "EURO-DOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  "EVENT OF DEFAULT" has the meaning specified in Section 8.01.

                  "EXCLUDED ASSET SALES" means, with respect to any member of the CEI Group, any Asset Sale consisting of (a) sales of electrical and thermal power in the ordinary course of its business and the granting of any option or other right to purchase or otherwise acquire such electrical or thermal power in the ordinary course of its business, (b) the sale, lease, license, transfer or other disposition of inventory (other than any of the Turbine Assets) in the ordinary course of such Person's business, (c) the sale, lease, license, transfer or other disposition of machinery and equipment no longer used or useful in the conduct of such Person's business (other than any of the Turbine Assets), (d) any sale, lease, license, transfer or other disposition of property by such Person to any Credit Party, provided that the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 6.11 after giving effect to such transaction, (e) any Asset Sale by such Person constituting an Investment permitted under Section 7.06 and (f) if such Person is not a Credit Party, any sale, lease, license, transfer or other disposition of Property by such Person to any member of the CEI Group that is not a Credit Party; provided, however that for purposes of this clause (f), the aggregate Fair Market Value of all such Property sold, leased, licensed or transferred does not exceed $500,000 in any fiscal year of CEI.

                  "EXCLUDED PROJECTS" means the Quachita Project, the Caledonia Project, the Southaven Project and the Dominican Republic Project.

                  "EXISTING CDH GUARANTY" means the Third Amended and Restated Guaranty dated as of September 14, 2000, made by the Borrower in favor of the Borrower Creditors (as that term is defined therein).

                  "EXISTING CEI CREDIT AGREEMENT" has the meaning specified in the preliminary statements hereto.

                  "EXISTING PROJECT FINANCING DEBT" means the outstanding Debt of certain members of the CEI Group listed on Schedule XII.

                  "FAIR MARKET VALUE" means (a) with respect to any asset (other than a marketable security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, as set forth in such appraisal, and (b) with respect to any marketable security at any date, the closing sale price of such security on the Domestic Business Day (on which any national securities exchange is open for the normal transaction of business) next preceding such date, as appearing in any published list of any national securities exchange or of NASDAQ or, if there is no such closing sale price of such security, the final price for the purchase of such security at face value quoted on such business day by a financial institution of recognized standing which regularly deals in securities of such type.

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (a) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day and (b) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to ANZ on such day on such transactions as determined by the Administrative Agent.

                  "FINANCING DOCUMENTS" means this Agreement, the Credit Party Guaranties, the Collateral Documents and the Notes.

                  "GAAP" has the meaning specified in Section 1.02.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GREEN COUNTRY PROJECT" means the 810-megawatt natural gas-fueled, combined-cycle generating facility, owned by Green Country Energy, LLC, located in Jenks, Oklahoma.

                  "GROUP OF LOANS" means, at any time, a group of Loans consisting of (a) all Loans which are Base Rate Loans at such time or (b) all Euro-Dollar Loans having the same Interest Period at such time; provided that if a Loan of any particular Lender is converted to or made as a Base Rate Loan pursuant to Article X, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

                  "GUARANTORS" means CEI and the Subsidiary Guarantors.

                  "GUARANTY" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranty" used as a verb has a corresponding meaning. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

                  "HAZARDOUS SUBSTANCES" means any pollutant, contaminant, toxic, radioactive, or hazardous substance or waste, petroleum, its derivatives, by-products and other hydrocarbons, any substance having any constituent elements displaying any of the foregoing characteristics or other compound, element, material or substance in any form whatsoever (including products) regulated, restricted or addressed by or under any Environmental Law.

                  "HEDGE AGREEMENT" means any contract, instrument or agreement in respect of Derivative Obligations.

                  "HOPEWELL PROJECT" means the 120-megawatt coal-fueled generating facility, owned by James River Cogeneration Company, located in Hopewell, Virginia.

                  "INACTIVE SUBSIDIARIES" means each of the Subsidiaries of CEI listed on Schedule XIII.

                  "INDEMNIFIED MATTERS" has the meaning specified in Section 11.03(b).

                  "INDEMNITEE" has the meaning specified in Section 11.03(b).

                  "INDIANTOWN COGENERATION" means Indiantown Cogeneration, LP, a Delaware limited partnership.

                  "INTEREST PERIOD" means, with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six months (or such other period of time agreed to by the Administrative Agent) thereafter, as the Borrower may elect in such notice; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                  (c) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                  "INVESTMENT" means any investment in any Person, whether by means of a purchase of Equity Interests, capital contribution, loan, Guaranty, time or demand deposit or otherwise.

                  "ISSUER" has the meaning specified in the recital of the parties to this Agreement.

                  "KNOWLEDGE" of any member of the CEI Group means the knowledge of any responsible officer or director of such member of the CEI Group.

                  "LENDER" means each lender listed on the signature pages hereof, each Assignee which becomes a Lender pursuant to Section 11.06(c), and their respective successors.

                  "LENDER PARTY" means any Lender, the Issuer, the Administrative Agent or the Collateral Agent.

                  "LETTER OF CREDIT" means a Revolving Credit Letter of Credit or a Tranche D Term Letter of Credit.

                  "LETTER OF CREDIT CASH COLLATERAL ACCOUNTS" means the Revolving Credit Letter of Credit Cash Collateral Account and the Tranche D Term Letter of Credit Cash Collateral Account.

                  "LETTER OF CREDIT DRAWING" means a Revolving Credit Letter of Credit Drawing or a Tranche D Term Letter of Credit Drawing.

                  "LETTER OF CREDIT LIABILITIES" means the Revolving Credit Letter of Credit Liabilities and the Tranche D Term Letter of Credit Liabilities.

                  "LEVERAGE RATIO" means, as of any date, the ratio of (a) the aggregate amount of all Debt of CEI and the Borrower (without duplication) at such date to (b) the sum of (i) the Adjusted Parent Operating Cash Flow for the six-month period ending on such date plus (ii) the projected Adjusted Parent Operating Cash Flow for the immediately succeeding six-month period. The projected Adjusted Parent Operating Cash Flow referred to in subclause (ii) of the preceding sentence shall be determined by using the same amount for Adjusted Parent Operating Cash Flow for the immediately preceding six months and then adjusting such amount for the effect thereon (if any) of any planned or anticipated changes in the Adjusted Parent Operating Cash Flow during such succeeding six months (as determined in good faith by CEI and by using assumptions reasonably acceptable to the Administrative Agent); provided that in no event shall the projected Adjusted Parent Operating Cash Flow include cash flows to be received by CEI in respect of a Subsidiary or other asset which is not owned by CEI or a consolidated Subsidiary of CEI on the date for which the Leverage Ratio is being calculated.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, a member of the CEI Group shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "LOAN" means a Revolving Credit Loan, a Tranche A Term Loan, a Tranche B Term Loan, a Tranche C Term Loan or a Tranche D Term Loan, each of which may be a Base Rate Loan or a Euro-Dollar Loan and "LOANS" means the Revolving Credit Loans, the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans and the Tranche D Term Loans, each of which may be Base Rate Loans or Euro-Dollar Loans or any combination of the foregoing.

                  "LOGAN GENERATING COMPANY" means Logan Generating Company, LP, a Delaware limited partnership.

                  "LONDON INTERBANK OFFERED RATE" means, for any Interest Period, the rate per annum equal to the rate at which the Administrative Agent is offered Dollar deposits at or about 10:00 A.M., New York City time, two Euro-Dollar Business Days prior to the beginning of such Interest Period in the London interbank eurodollar market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Euro-Dollar Loan to be outstanding during such Interest Period.

                  "MATERIAL ADVERSE CHANGE" means a material adverse change in any of (a) the condition (financial or otherwise), business, performance, prospects, operations or properties of any the CEI Group taken as a whole, (b) the legality, validity or enforceability of any Financing Document, (c) the perfection or priority of the Liens granted pursuant to the Financing Documents,
(d) the ability of the Borrower to repay the Obligations under, or of any Credit Party to perform its obligations under, any Financing Document, or (e) the rights and remedies of the Lender Parties under any of the Financing Documents.

                  "MATERIAL ADVERSE EFFECT" means an effect that results in or causes, or has a reasonable likelihood of resulting in or causing, a Material Adverse Change.

                  "MINIMUM CP RATING" means (a) A-1 for Standard & Poor's Ratings Services; (b) P-1 for Moody's Investors Service, Inc.; (c) F-1 for Fitch IBCA, Inc. and (d) D-1 for Duff & Phelps Credit Rating Co.

                  "MORTGAGES" means the Charlotte Mortgage and the Portsmouth Mortgage.

                  "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "NET CASH PROCEEDS" means:

                  (a) with respect to an Equity Issuance or the incurrence of Debt (a "COVERED TRANSACTION"), the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by any member of the CEI Group from such Covered Transaction after deducting therefrom (without duplication) (i) brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (ii) taxes paid or payable as a result thereof, (iii) in the case of a Covered Transaction in the form of incurrence of Debt, the amount of any Debt that, by the terms of the agreement or instrument governing such Debt or applicable law, is required to be repaid or prepaid and is actually so repaid or prepaid with all or a portion of the proceeds of such Covered Transaction (iv) any portion of the proceeds of such Covered Transaction required to prepay or collateralize interest payable in respect of such Covered Transaction during one six-month period, and (v) all required distributions and other required payments made to minority interest holders in Subsidiaries or joint ventures as a result of such Equity Issuance or the incurrence of such Debt; and

                  (b) with respect to any Asset Sale, cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received (including any cash received upon sale or disposition of such note or receivable), excluding any other consideration received in the form of assumption by the acquiring Person of Debt or other obligations relating to the property disposed of in such Asset Sale or received in any other noncash form) therefrom, in each case, net of all legal, title and recording tax expenses, commissions and other customary fees and expenses incurred (including, without limitation, consent and waiver fees and any applicable premiums, earn-out or working interest payments or payments in lieu or in termination thereof), and all federal, state, provincial, foreign and local taxes payable to the relevant tax authority (i) as a direct consequence of such Asset Sale, (ii) as a result of the required repayment of any Debt in any jurisdiction other than the jurisdiction where the property disposed of was located or (iii) as a result of any repatriation to the U.S. of any proceeds of such Asset Sale, and in each case net of a reasonable reserve for any indemnification payments (fixed and contingent) attributable to seller's indemnities to the purchaser undertaken by any member of the CEI Group in connection with such Asset Sale, provided that any amounts in such reserve to the extent not paid to the purchaser as an indemnification payment after the expiration of any applicable time period set forth in the agreements in respect of such Asset Sale shall be treated as "Net Cash Proceeds" for all purposes of the Agreement, and net of all payments made on any Debt which must by its terms or by applicable law be repaid out of the proceeds from such Asset Sale, and net of all required distributions and other required payments made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale. For the purposes of this definition, Net Cash Proceeds shall be deemed to include, without limitation, any award of compensation for any asset or property taken by condemnation or eminent domain and insurance proceeds for the loss of or damage to any asset or property and within 180 days after the receipt thereof replacement or repair of such asset or property has not commenced, except that in the event that at any time such replacement or repair is abandoned or is otherwise discontinued or is not diligently pursued, the remaining award or proceeds, as the case may be, shall constitute Net Cash Proceeds at such time.

                  "NET INCOME" of any Person for any period, means the net income (loss) of such Person for such period, determined in accordance with GAAP.

                  "NET WORTH" of any Person, means, as of any date, the aggregate of capital, surplus and retained earnings (including any cumulative translation adjustment) of such Person and its consolidated Subsidiaries as would be shown on a consolidated balance sheet of such Person and its consolidated Subsidiaries prepared as of such date in accordance with GAAP.

                  "NON-CONTROLLED AFFILIATE" means (a) until December 31, 2004, each of Birchwood Power Partners, Logan Generating Company, Indiantown Cogeneration, and Northampton Generating (unless such Person has become a Subsidiary of CEI or is otherwise no longer an Affiliate of CEI), (b) after December 31, 2004, each of Birchwood Power Partners, Logan Generating Company, Indiantown Cogeneration, and Northampton Generating (unless such Person becomes a Subsidiary of CEI or is otherwise no longer an Affiliate of CEI) if such Person had, for the 12-month period ending on the date of determination, Distributed Cash Flow equal to or in excess of 3.0% of the aggregate Distributed Cash Flow from all members of the CEI Group and all Non-Controlled Affiliates, and (c) at any time of determination, each other Affiliate of CEI that (i) on the Closing Date was a Subsidiary of CEI but is not a Subsidiary of CEI on the date of determination and (ii) had, for the 12-month period ending on the date of determination, Distributed Cash Flow equal to or in excess of 3.0% of the aggregate Distributed Cash Flow from all members of the CEI Group and all Non-Controlled Affiliates; provided, that in determining for purposes of clause
(c) the Distributed Cash Flow from such Affiliate, any transaction or series of related transactions (whether the sale or issuance of Capital Stock, merger or otherwise) that caused such Affiliate to cease being a Subsidiary of CEI shall be deemed to have occurred on the first day of such 12-month period.

                  "NON-RECOURSE" to a Person, as applied to any Debt (or portion thereof), means that such Person is not, directly or indirectly, liable to make any payments with respect to such Debt (or portion thereof), that no Guaranty of such Debt (or portion thereof) has been made by such Person other than a Guaranty limited in recourse to the Capital Stock of the Person incurring such Debt (or any shareholder, partner, member or participant of such Person) and that such Debt (or portion thereof) is not secured by a Lien on any asset of such Person other than the Capital Stock of the Person incurring such Debt or any shareholder, partner, member or participant of such Person or of the Person whose obligations were Guaranteed.

                  "NORTHAMPTON GENERATING" means Northampton Generating Company, LP, a Delaware limited partnership.

                  "NOTE" means a Revolving Credit Note, a Tranche A Term Note, a Tranche B Term Note, a Tranche C Term Note or a Tranche D Term Note.

                  "NOTICE OF BORROWING" has the meaning specified in Section 2.06(a).

                  "NOTICE OF INTEREST RATE ELECTION" has the meaning specified in Section 2.10(b).

                  "NOTICE OF ISSUANCE" has the meaning specified in Section 2.07(e).

                  "OBLIGATION" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in
Section 6.01(g) or (h). Without limiting the generality of the foregoing, the Obligations of the Borrower and the other Credit Parties under the Financing Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by the Borrower and the other Credit Parties under any Financing Document and (b) the obligation of the Borrower and the other Credit Parties to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of the Borrower or such other Credit Party.

                  "OFF BALANCE SHEET OBLIGATION" means, with respect to any Person, any Obligation of such Person under a synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing classified as an operating lease in accordance with GAAP.

                  "OTHER TAXES" has the meaning specified in Section 10.04(b).

                  "PARENT" means, with respect to any Lender Party, any Person controlling such Lender Party.

                  "PARENT OPERATING CASH FLOW" means, for any period, the sum of the following amounts (determined without duplication), but only to the extent received in cash by CEI or the Borrower during such period and regardless of whether any such amount was accrued during such period:

                           (a) dividends and distributions paid to CEI or the Borrower by its Subsidiaries during such period;

                           (b) development, consulting, management or other fees paid to CEI or the Borrower during such period;

                           (c) tax-sharing payments made to CEI or the Borrower during such period;

                           (d) interest, dividends and other distributions paid during such period with respect to cash and cash investments of CEI or the Borrower (other than with respect to amounts on deposit in the Collateral Accounts except to the extent of any interest earnings on cash deposited in the Collateral Accounts actually paid to CEI or the Borrower); and

                           (e) other cash payments made to CEI or the Borrower by its Subsidiaries other than (i) returns of invested capital upon liquidation or sale,

                  (ii) payments of the principal of Debt of any such Subsidiary to CEI or the Borrower and (iii) payments in an amount equal to the aggregate amount released from debt service reserve accounts upon the issuance of Letters of Credit for the benefit of the beneficiaries of such accounts.

                  For purposes of determining Parent Operating Cash Flow, Net Cash Proceeds from Asset Sales, Equity Issuances or the incurrence of Debt shall not be included in Parent Operating Cash Flow for any period.

                  "PARTICIPANT" has the meaning specified in Section 11.06(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED HOLDERS" means (a) the Estate of George T. Lewis, Jr. (including the beneficiaries of the Estate of George T. Lewis, Jr.), Betty
G. Lewis, David J. Lewis, James E. Lewis and the Estate of Robert W. Lewis (including the beneficiaries of the Estate of Robert W. Lewis) (collectively, the "CURRENT HOLDERS"), (b) members of the immediate families of the Current Holders, (c) trusts for the benefit of Current Holders and members of the immediate families of the Current Holders, and (d) a non-profit corporation or foundation controlled by any of the Persons described in (a), (b) or (c) of this definition. Members of a Person's "immediate family" shall mean such Person's parents, brothers, sisters, spouse and lineal descendants.

                  "PERSON" means an individual, a corporation, a partnership, limited liability company, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "PLEDGED SUBSIDIARY" means (a) as of the Closing Date, each Subsidiary of CEI listed on Schedule IX, and (b) thereafter, in addition to the Subsidiaries of CEI listed on Schedule IX, each Subsidiary of CEI, the Capital Stock of which is pledged to the Collateral Agent pursuant to Sections 6.10 or 7.15.

                  "PORTSMOUTH MORTGAGE" means a mortgage, substantially in the form of Exhibit F-2, executed and delivered by CVLC and the Collateral Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "PORTSMOUTH PROJECT" means the 120-megawatt coal-fueled generating facility, owned by Cogentrix Virginia Leasing Corporation, located in Portsmouth, Virginia.

                  "POWER GENERATION FACILITY" means an electric power or thermal energy generation or cogeneration facility or related facilities (including residual waste management, and, to the extent such facilities are in existence on the date of this Agreement or are required by contract or applicable law, rule or regulation, facilities that use thermal energy from a cogeneration facility), and its or their related electric power transmission, fuel supply and fuel transportation facilities, together with its or their related power supply, thermal energy and fuel contracts and other facilities, services or goods that are ancillary, incidental, necessary or reasonably related to the marketing, development, construction, management or operation of the foregoing, as well as other contractual arrangements with customers, suppliers and contractors.

                  "PROPERTY" means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person under GAAP.

                  "QUACHITA PROJECT" means the 816-megawatt natural gas-fueled, combined-cycle generating facility, owned by Quachita Power, LLC, located in Ouachita Parish, Louisiana.

                  "QUACHITA-RELATED ENTITIES" means Cogentrix Ouachita Holdings, Inc., Ouachita Operating Services, LLC and Quachita Power, LLC.

                  "REDEEMABLE STOCK" means any class or series of Capital Stock of any Person that by its terms or otherwise is (a) required to be redeemed prior to the first anniversary of the Termination Date, (b) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the first anniversary of the Termination Date or (c) convertible into or exchangeable for (unless solely at the option of such person) Capital Stock referred to in clause (a) or (b) above or Debt having a scheduled maturity prior to the first anniversary of the Termination Date; provided that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or a "change of control" occurring prior to the first anniversary of the Termination Date shall not constitute Redeemable Stock if such Capital Stock specifically provides that such person will not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption is permitted under the terms of this Agreement.

                  "REGISTER" has the meaning specified in Section 11.06(f).

                  "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REIMBURSEMENT OBLIGATIONS" means at any date the obligations then outstanding of the Borrower under Article II to reimburse the Issuer for Letter of Credit Drawings under Letters of Credit.

                  "RELEASE" means any release, spill, emission, leaking, pumping, pouring, emptying, escaping, dumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Substance, into the indoor or outdoor environment including, without limitation, the movement of Hazardous Substances through or in the air, soil, surface water, ground water or property.

                  "REMEDIAL ACTION" means all actions required under applicable Environmental Law to (a) clean up, remove, remedy, treat or in any other way address Hazardous Substances in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Substances so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "REQUIRED LENDERS" means, at any time, Lenders (other than Defaulting Lenders) owed or holding at least two-thirds in interest of the aggregate principal amount (other than any principal amount owed to Defaulting Lenders) of the sum of (a) the aggregate principal amount of the Loans outstanding at such time, (b) the aggregate Letter of Credit Liabilities outstanding at such time, (c) the aggregate Unused Revolving Credit Commitments at such time, (d) the aggregate Tranche A Term Commitments at such time, (e) the aggregate Tranche B Term Commitments at such time, (f) the aggregate Unused Tranche C Term Commitments at such time and (e) the aggregate Unused Tranche D Term Commitments at such time.

                  "REQUIREMENT OF LAW" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and all federal, state and local laws, rules and regulations, including, without limitation, Environmental Laws and ERISA, and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "REVOLVING CREDIT AVAILABILITY PERIOD" means the period from and including the Closing Date to but excluding the Termination Date.

                  "REVOLVING CREDIT COMMITMENT" means, at any time, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Revolving Credit Lender's name on Schedule I hereto under the caption "Revolving Credit Commitments" or, if such Revolving Credit Lender has entered into one or more Assignment and Assumption Agreements, the amount set forth for such Revolving Credit Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(f) as such Revolving Credit Lender's "Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Sections 2.12 or 8.01. As of the date hereof, the Revolving Credit Commitments of the Revolving Credit Lenders equal $40,000,000.

                  "REVOLVING CREDIT LENDER" means (a) initially, each Person listed on Schedule I having a Revolving Credit Commitment, and (b) after the first Revolving Credit Loan is made or Revolving Credit Letter of Credit is issued, each Person having a Revolving Credit Commitment, holding a Revolving Credit Loan, or participating in Revolving Credit Letter of Credit Liabilities.

                  "REVOLVING CREDIT LETTER OF CREDIT" means a letter of credit issued by the Issuer pursuant to Section 2.07(a).

                  "REVOLVING CREDIT LETTER OF CREDIT CASH COLLATERAL" has the meaning specified in Section 2.20(b).

                  "REVOLVING CREDIT LETTER OF CREDIT CASH COLLATERAL ACCOUNT" means account no. 38686992 of the Borrower maintained with Citibank.

                  "REVOLVING CREDIT LETTER OF CREDIT CONTINGENT EXPOSURE" has the meaning specified in Section 2.20(c).

                  "REVOLVING CREDIT LETTER OF CREDIT DIRECT EXPOSURE" has the meaning specified in Section 2.20(c).

                  "REVOLVING CREDIT LETTER OF CREDIT DRAWING" means a drawing effected under any Revolving Credit Letter of Credit.

                  "REVOLVING CREDIT LETTER OF CREDIT LIABILITIES" means, at any time and in respect of any Revolving Credit Letter of Credit, the sum, without duplication, of (a) the Available Amount of such Revolving Credit Letter of Credit plus (b) the aggregate unpaid amount of all Reimbursement Obligations in respect of previous Revolving Credit Letter of Credit Drawings made under such Revolving Credit Letter of Credit.

                  "REVOLVING CREDIT LOAN" has the meaning specified in Section 2.01.

                  "REVOLVING CREDIT NOTE" means a promissory note of the Borrower to the order of any Revolving Credit Lender, in substantially the form of Exhibit A-1, evidencing the indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made or deemed to have been made by such Revolving Credit Lender.

                  "REVOLVING CREDIT OUTSTANDINGS" means at any time, as to any Revolving Credit Lender, the sum of the aggregate outstanding principal amount of such Revolving Credit Lender's Revolving Credit Loans and its participation in the Revolving Credit Letter of Credit Liabilities.

                  "RICHMOND PROJECT" means the 240-megawatt coal-fueled generating facility, owned by Cogentrix of Richmond, Inc., located in Richmond, Virginia.

                  "ROCKY MOUNT PROJECT" means the 120-megawatt coal-fueled generating facility, owned by Cogentrix of Rocky Mount, Inc., located in Rocky Mount, North Carolina.

                  "ROT" means the Trust under agreement dated December 30, 1985, between Roxboro/Southport General Partnership, successor in interest to General Electric Credit Corporation, and The Bank of New York, successor in interest to United States Trust Company of New York, as Roxboro Owner Trustee.

                  "ROXBORO PROJECT" means the 60-megawatt coal-fueled generating facility, owned by ROT and CNC, located in Roxboro, North Carolina.

                  "SECURED PARTIES" means, collectively, the Collateral Agent, the Administrative Agent, the Issuer, the Lenders and the Indemnitees.

                  "SECURITY AGREEMENT" means an agreement, substantially in the form of Exhibit D, executed and delivered by CEI, the Borrower, each of the Subsidiary Grantors and the Collateral Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "SOLVENT" and "SOLVENCY" means, with respect to any Person, that the value of the assets of such Person (both at fair value and present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including, without limitation, contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SOT" means the Trust under agreement dated December 30, 1985, between Roxboro/Southport General Partnership, successor in interest to General Electric Credit Corporation, and The Bank of New York, successor in interest to United States Trust Company of New York, as Southport Owner Trustee.

                  "SOUTHAVEN PROJECT" means the 810-megawatt natural gas-fueled, combined-cycle generating facility, owned by Southaven Power, LLC, located in Southaven, Mississippi.

                  "SOUTHAVEN-RELATED ENTITIES" means Cogentrix Southaven Holdings, Inc., Cogentrix Southaven Holdings II, Inc., Cogentrix Southaven Funding, LLC, Southaven Operating Services, LLC, Cogentrix Southaven Properties, LLC and Southaven Power, LLC.

                  "SOUTHPORT PROJECT" means the 120-megawatt coal-fueled generating facility, owned by SOT and CNC, located in Southport, North Carolina.

                  "SPECIFIED PREPAYMENTS" means prepayments made pursuant to
Section 2.15 made in connection with the receipt by a member of the CEI Group of
(a) Net Cash Proceeds in respect of an Asset Sale involving any of the Turbine Assets, (b) Net Cash Proceeds from an Asset Sale released from any escrow, holdback or similar arrangement (including, without limitation, Net Cash Proceeds from approximately $26,000,000 held in escrow on the date hereof resulting from the sale of CEI's Green Country Project) or (c) cash dividends or other distributions from the Dominican Republic Project or the Quachita Project (in each case net of all federal, state, provincial, foreign and local taxes payable to relevant tax authorities).

                  "SPECIFIED SUBSIDIARIES" means each of the Subsidiaries of the Borrower having, directly or indirectly, an ownership interest in the Cottage Grove Project, the Richmond Project, the Rocky Mount Project or the Whitewater Project.

                  "STOCKHOLDER LOANS" means the loans made by CEI to its stockholders and evidenced by that certain Promissory Note from David J. Lewis dated June 5, 2002, in the original principal amount of $626,990; that certain Promissory Note from James E. Lewis dated November 25, 2002, in the original principal amount of $2,000,000; that certain Promissory Note from Robert W. Lewis dated June 7, 2002, in the original principal amount of $300,000; that certain Promissory Note from Robert W. Lewis dated June 21, 2002, in the original principal amount of $2,200,000; that certain Promissory Note from Robert W. Lewis dated December 2, 2002, in the original principal amount of $500,000; and that certain Promissory Note from Robert W. Lewis dated December 2, 2002, in the original principal amount of $2,000,000.

                  "SUBSIDIARY" means with respect to any Person, (a) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person and (b) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect 50% of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person and which corporation or other entity is operated or otherwise managed by such Person.

                  "SUBSIDIARY GRANTOR" means (a) on the Closing Date, each Subsidiary of CEI listed on Schedule VIII and (b) thereafter, in addition to each Subsidiary of CEI listed on Schedule VIII, each Subsidiary of CEI, executing and delivering a Security Agreement pursuant to Sections 6.10 or 7.15.

                  "SUBSIDIARY GUARANTOR" means (a) on the Closing Date, each Subsidiary of CEI listed on Schedule VI and (b) thereafter, in addition to each Subsidiary of CEI listed on Schedule VI, each Subsidiary of CEI, executing and delivering a Subsidiary Guaranty pursuant to Sections 6.10 or 7.15.

                  "SUBSIDIARY GUARANTY" means a guaranty, substantially in the form of Exhibit C-3, executed and delivered by each Subsidiary Guarantor and the Administrative Agent, as such guaranty may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY PLEDGOR" means (a) as of the Closing Date, each Subsidiary of CEI listed on Schedule VII, and (b) thereafter, in addition to the Subsidiaries of CEI listed on Schedule VII, each Subsidiary of the Borrower pledging Equity Interests under the Security Agreement pursuant to Sections 6.10 or 7.15.

                  "TANGIBLE NET WORTH" means, with respect to any Person, as of the date of determination, the Net Worth of such Person at such date, after deducting therefrom all intangible assets, including without limitation the following:

                  (a)      goodwill;

                  (b) patents, trademarks, copyrights, franchises, licenses, service marks and brand names;

                  (c) leasehold improvements not recoverable at the expiration of a lease; and

                  (d) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental expenses and project and other development expenses, but excluding prepaid expenses and deferred financing fees).

                  "TAXES" has the meaning specified in Section 10.04(a).

                  "TEMPORARY CASH INVESTMENT" means any Investment (having a maturity of not greater than 60 days from the date of issuance thereof) in
(a)(i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof; (ii) commercial paper rated at least the Minimum CP Rating by any two of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co., provided that one of such two Minimum CP Ratings is by Standard & Poor's Ratings Services or Moody's Investors Service, Inc.; (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of (A) any Lender or (B) any other bank or trust company which is organized or licensed under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000 or (C) any other bank whose short term commercial paper is rated at least the Minimum CP Rating by any two of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co., provided that one of such two Minimum CP Ratings is by Standard & Poor's Ratings Services or Moody's Investors Service, Inc.; (iv) medium term notes, auction rate preferred stock, asset backed securities, bonds, notes and letter of credit supported instruments, issued by any entity organized under the laws of the United States, or any state or municipality of the United States and rated in any of the three highest rated categories by Standard & Poor's Ratings Services or Moody's Investors Service, Inc.; (v) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above; and (vi) Euro-Dollar certificates of deposit issued by any bank or trust company which has capital and unimpaired surplus of not less than $500,000,000 and (b) registered investment companies that are "money market funds" within the meaning of Rule 2a-7 under the Investment Company Act of 1940.

                  "TERM LOANS" means the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans and the Tranche D Term Loans.

                  "TERMINATION DATE" means January 31, 2006.

                  "TRANCHE", when used in reference to any Loan, Commitment or Lender, means the characterization of (a) such Loan as a Revolving Credit Loan, Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan or Tranche D Term Loan, (b) such Commitment as a Revolving Credit Commitment, a Tranche A Term Commitment, a Tranche B Term Commitment, a Tranche C Term Commitment or a Tranche D Term Commitment, or (c) such Lender as a Revolving Credit Lender, a Tranche A Term Lender, a Tranche B Term Lender, a Tranche C Term Lender or a Tranche D Term Lender and its rights and obligations as such under the Financing Documents.

                  "TRANCHE A TERM COMMITMENT" means, at any time, with respect to any Tranche A Term Lender at any time, the amount set forth opposite such Tranche A Term Lender's name on Schedule II hereto under the caption "Tranche A Term Commitments" or, if such Tranche A Term Lender has entered into one or more Assignment and Assumption Agreements, the amount set forth for such Tranche A Term Lender in the Register maintained by the Administrative Agent pursuant to
Section 11.06(f) as such Tranche A Term Lender's

"Tranche A Term Commitment", as such amount may be reduced at or prior to such time pursuant to Sections 2.12 or 8.01. As of the date hereof, the Tranche A Term Commitments of the Tranche A Term Lenders equal $10,000,000.

                  "TRANCHE A TERM LENDER" means (a) initially, each Person listed on Schedule II having a Tranche A Term Commitment, and (b) after the Tranche A Term Loans are made, each Person holding a Tranche A Term Loan.

                  "TRANCHE A TERM LOAN" has the meaning specified in Section 2.02(a).

                  "TRANCHE A TERM NOTE" means a promissory note of the Borrower to the order of any Tranche A Term Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Tranche A Term Lender resulting from the Tranche A Term Loan made by such Tranche A Term Lender.

                  "TRANCHE B TERM COMMITMENT" means, at any time, with respect to any Tranche B Term Lender at any time, the amount set forth opposite such Tranche B Term Lender's name on Schedule III under the caption "Tranche B Term Commitments" or, if such Tranche B Term Lender has entered into one or more Assignment and Assumption Agreements, the amount set forth for such Tranche B Term Lender in the Register maintained by the Administrative Agent pursuant to
Section 11.06(f) as such Tranche B Term Lender's "Tranche B Term Commitment", as such amount may be reduced at or prior to such time pursuant to Sections 2.12 or
8.01. As of the date hereof, the Tranche B Term Commitments of the Tranche B Term Lenders equal $78,694,654.50.

                  "TRANCHE B TERM LENDER" means (a) initially, each Person listed on Schedule III having a Tranche B Term Commitment, and (b) after the Tranche B Term Loans are made, each Person holding a Tranche B Term Loan.

                  "TRANCHE B TERM LOAN" has the meaning specified in Section 2.03(a).

                  "TRANCHE B TERM NOTE" means a promissory note of the Borrower to the order of any Tranche B Term Lender, in substantially the form of Exhibit A-3 hereto, evidencing the indebtedness of the Borrower to such Tranche B Term Lender resulting from the Tranche B Term Loan made by such Tranche B Term Lender.

                  "TRANCHE C TERM AVAILABILITY PERIOD" means the period from and including the Closing Date to but excluding the Termination Date.

                  "TRANCHE C TERM COMMITMENT" means, at any time, with respect to any Tranche C Term Lender at any time, the amount set forth opposite such Tranche C Term Lender's name on Schedule IV hereto under the caption "Tranche C Term Commitments" or, if such Tranche C Term Lender has entered into one or more Assignment and Assumption Agreements, the amount set forth for such Tranche C Term Lender in the Register maintained by the Administrative Agent pursuant to
Section 11.06(f) as such Tranche C Term Lender's "Tranche C Term Commitment", as such amount may be reduced at or prior to such time pursuant to Sections or 2.12 or 8.01. As of the date hereof, the Tranche C Term Commitments of the Tranche C Term Lenders equal $48,100,000.

                  "TRANCHE C TERM LENDER" means (a) initially, each Person listed on Schedule IV having a Tranche C Term Commitment, and (b) after the Tranche C Term Loans are made, each Person holding a Tranche C Term Loan.

                  "TRANCHE C TERM LOAN" has the meaning specified in Section 2.04(a).

                  "TRANCHE C TERM NOTE" means a promissory note of the Borrower to the order of any Tranche C Term Lender, in substantially the form of Exhibit A-4 hereto, evidencing the indebtedness of the Borrower to such Tranche C Term Lender resulting from the Tranche C Term Loans made by such Tranche C Term Lender.

                  "TRANCHE D TERM COMMITMENT" means, at any time, with respect to any Tranche D Term Lender at any time, the amount set forth opposite such Tranche D Term Lender's name on Schedule V hereto under the caption "Tranche D Term Commitments" or, if such Tranche D Term Lender has entered into one or more Assignment and Assumption Agreements, the amount set forth for such Tranche D Term Lender in the Register maintained by the Administrative Agent pursuant to
Section 11.06(f) as such Tranche D Term Lender's "Tranche D Term Commitment", as such amount may be reduced at or prior to such time pursuant to Sections 2.12 or
8.01. As of the date hereof, the Tranche D Term Commitments of the Tranche D Term Lenders equal $15,202,845.50.

                  "TRANCHE D TERM LENDER" means (a) initially, each Person listed on Schedule V having a Tranche D Term Commitment, and (b) after the Closing Date, each Person having a Tranche D Term Commitment, holding a Tranche D Term Loan, or participating in Tranche D Term Letter of Credit Liabilities.

                  "TRANCHE D TERM LETTER OF CREDIT" means a letter of credit issued by the Issuer pursuant to Section 2.07(b).

                  "TRANCHE D TERM LETTER OF CREDIT CASH COLLATERAL" has the meaning specified in Section 2.21(b).

                  "TRANCHE D TERM LETTER OF CREDIT CASH COLLATERAL ACCOUNT" means account no. 38687004 of the Borrower maintained with Citibank.

                  "TRANCHE D TERM LETTER OF CREDIT CONTINGENT EXPOSURE" has the meaning specified in Section 2.21(c).

                  "TRANCHE D TERM LETTER OF CREDIT DIRECT EXPOSURE" has the meaning specified in Section 2.21(c).

                  "TRANCHE D TERM LETTER OF CREDIT DRAWING" means a drawing effected under any Tranche D Term Letter of Credit.

                  "TRANCHE D TERM LETTER OF CREDIT LIABILITIES" means, at any time and in respect of any Tranche D Term Letter of Credit, the sum, without duplication, of (a) the Available Amount of such Tranche D Term Letter of Credit plus (ii) the aggregate unpaid amount of all Reimbursement Obligations in respect of previous Tranche D Term Letter of Credit Drawings made under such Tranche D Term Letter of Credit.

                  "TRANCHE D TERM LOAN" has the meaning specified in Section 2.05(a).

                  "TRANCHE D TERM NOTE" means a promissory note of the Borrower to the order of any Tranche D Term Lender, in substantially the form of Exhibit A-5 hereto, evidencing the indebtedness of the Borrower to such Tranche D Term Lender resulting from the Tranche D Term Loans made by such Tranche D Term Lender.

                  "TRANCHE D TERM OUTSTANDINGS" means at any time, as to any Tranche D Term Lender, the sum of the aggregate outstanding principal amount of such Tranche D Term Lender's Tranche D Term Loans and its participation in the Tranche D Term Letter of Credit Liabilities.

                  "TURBINE ASSETS" means all assets held by a member of the CEI Group which were purchased pursuant to the Purchase Agreement (for Gas Turbines and Steam Turbines), dated as of March 30, 2001, between CEI and General Electric Company or the Contract Purchase Agreement (for Heat Recovery System Generators and Accessories), dated May 18, 2001, between CEI and Aalborg Industries, Inc., each as amended through the Closing Date, and all related contract and warranty rights and other assets related thereto.

                  "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan.

                  "UNITED STATES" or "U.S." means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

                  "UNUSED REVOLVING CREDIT COMMITMENTS" means, with respect to any Lender at any time, (a) such Lender's Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Credit Loans held by such Lender outstanding at such time plus (ii) such Lender's participation in the Revolving Credit Letter of Credit Liabilities.

                  "UNUSED TRANCHE C TERM COMMITMENTS" means, with respect to any Tranche C Term Lender at any time, (a) such Tranche C Term Lender's Tranche C Term Commitment at such time minus (b) the aggregate principal amount of all Tranche C Term Loans held by such Tranche C Term Lender outstanding at such time.

                  "UNUSED TRANCHE D TERM COMMITMENTS" means, with respect to any Tranche D Term Lender at any time, (a) such Tranche D Term Lender's Tranche D Term Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Tranche D Term Loans held by such Tranche D Term Lender outstanding at such time plus (ii) such Tranche D Term Lender's participation in the Tranche D Term Letter of Credit Liabilities.

                  "WACHOVIA" means Wachovia Bank, National Association.

                  "WACHOVIA ACCOUNT CONTROL AGREEMENT" means an agreement, substantially in the form of Exhibit E-2, executed and delivered by CEI, Wachovia, as depositary, and the Collateral Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "WHITEWATER PROJECT" means the 245-megawatt natural gas-fueled, combined-cycle generating facility, owned by LSP-Whitewater Limited Partnership, located in Whitewater, Wisconsin.

                  Section 1.02 Accounting Terms and Determinations.

                  Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its consolidated Subsidiaries delivered to the Lenders ("GAAP"); provided that, if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

                  Section 1.03 Types of Borrowing.

                  The term "BORROWING" denotes (a) the aggregation of Loans made (or deemed to have been made) or to be made to the Borrower by one or more Lenders pursuant to Article II on the same day, all of which Loans are of the same type (subject to Article X) and, except in the case of Base Rate Loans, have the same initial Interest Period or (b) if the context so requires, the borrowing of such Loans. Borrowings are classified for purposes hereof by reference to the pricing of Loans comprising such Borrowing (e.g., a "EURO-DOLLAR BORROWING" is a Borrowing comprised of Euro-Dollar Loans). It is understood and agreed that all Borrowings will be made in Dollars.

                  Section 1.04 Computation of Time Periods.

                  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  Section 1.05 Certain Terms.

                  (a) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in this Agreement. References herein to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause in this Agreement.

                  (b) The terms "Lender", "Issuer", "Administrative Agent" and "Collateral Agent" include their respective successors and the term "Lender" and "Issuer" includes each assignee of such Lender or Issuer who becomes a party hereto pursuant to Section 11.06(c).

                                   ARTICLE II

                           LOANS AND LETTERS OF CREDIT

                  Section 2.01 Revolving Credit Loans.

                  Each Revolving Credit Lender severally agrees, on the terms and conditions set forth in this Agreement, to make loans (each a "REVOLVING CREDIT LOAN") to the Borrower pursuant to this Section 2.01 from time to time during the Revolving Credit Availability Period in amounts such that the Revolving Credit Outstandings of such Revolving Credit Lender at any time shall not exceed the amount of its Revolving Credit Commitment at such time. Each Borrowing under this Section 2.01 shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $500,000 and shall be made from the Revolving Credit Lenders ratably in proportion to their respective Revolving Credit Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01, repay, or, to the extent permitted or required by Sections 2.13, 2.14 and 2.15, prepay Revolving Credit Loans and reborrow at any time during the Revolving Credit Availability Period.

                  Section 2.02 Tranche A Term Loans.

                  (a) Each Tranche A Term Lender severally agrees on the terms and conditions set forth in this Agreement, to make a loan (each, a "TRANCHE A TERM LOAN") on the Closing Date in an amount equal to such Tranche A Term Lender's Tranche A Term Commitment.

                  (b) The Tranche A Term Loans are not revolving in nature, and amounts repaid or prepaid in respect thereof may not be reborrowed.

                  Section 2.03 Tranche B Term Loans.

                  (a) Each Tranche B Term Lender severally agrees on the terms and conditions set forth in this Agreement, to make a loan (each, a "TRANCHE B TERM LOAN") on the Closing Date in an amount equal to such Tranche B Term Lender's Tranche B Term Commitment.

                  (b) The Tranche B Term Loans are not revolving in nature, and amounts repaid or prepaid in respect thereof may not be reborrowed.

                  Section 2.04 Tranche C Term Loans.

                  (a) Each Tranche C Term Lender severally agrees, on the terms and conditions set forth in this Agreement, to make loans (each a "TRANCHE C TERM LOAN") to the Borrower pursuant to this Section 2.04(a) from time to time during the Tranche C Term Availability Period in amounts such that the Tranche C Term Loans of such Tranche C Term Lender made by such Tranche C Term Lender plus the Unused Tranche C Term Commitment of such Tranche C Term Lender shall not exceed the amount of its Tranche C Term Commitment at such time. Each Borrowing under this Section 2.04 shall be made from the Tranche C Term Lenders ratably in proportion to their respective Tranche C Term Commitments.

                  (b) The Tranche C Term Loans are not revolving in nature, and amounts repaid or prepaid in respect thereof may not be reborrowed.

                  Section 2.05 Tranche D Term Loans.

                  (a) Each Tranche D Term Lender severally agrees on the terms and conditions set forth in this Agreement to make, and will have been deemed to have made, loans (each, a "TRANCHE D TERM LOAN") at the times and in the amounts specified in Section 2.07(i) provided, that the aggregate amount of Tranche D Term Loans made by a Tranche D Term Lender hereunder shall not exceed its Tranche D Term Commitment.

                  (b) The Tranche D Term Loans are not revolving in nature, and amounts repaid or prepaid in respect thereof may not be reborrowed.

                  Section 2.06 Notice of Borrowing.

                  (a) Except in respect of the Borrowing of Tranche D Term Loans, the Borrower shall give the Administrative Agent notice (a "NOTICE OF BORROWING") not later than 11:00 A.M. (New York City time) on (x) one Domestic Business Day before each Base Rate Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

                  (ii)     the aggregate amount of such Borrowing;

                  (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or the Adjusted London Interbank Offered Rate; and

                  (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of "Interest Period."

                  (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                  (c) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Lender shall (except as provided in subsection (d) of this Section 2.06) make available its ratable share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 11.01. Unless the Administrative Agent determines that any applicable condition specified in
Article III has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower requesting such Borrowing at the Administrative Agent's aforesaid address.

                  (d) If any Lender makes a new Loan hereunder to the Borrower on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Lender, such Lender shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Lender to the Administrative Agent as provided in subsection
(c) of this Section 2.06.

                  (e) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsections (c) and (d) of this Section 2.06 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at
(i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.09 and (ii) in the case of such Lender, (A) the Federal Funds Rate for the first three days after the date of such Borrowing and (B) at a rate per annum equal to the rate applicable to Base Rate Loans for such day plus 2.00% per annum thereafter. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement.

                  Section 2.07 Letters of Credit.

                  (a) Issuance of Revolving Credit Letters of Credit. Subject to the terms and conditions hereof, the Issuer agrees to issue letters of credit under this Section 2.07(a) upon the Borrower's request and for the Borrower's account, from time to time from the Closing Date to but excluding the sixth Domestic Business Day prior to the Termination Date; provided, however, that in no event shall (i) the aggregate Available Amount for all Revolving Credit Letters of Credit exceed the Revolving Credit Commitments at such time and (ii) a Revolving

Credit Letter of Credit be issued with an Available Amount in excess of the Unused Revolving Credit Commitments at such time.

                  (b) Issuance of Tranche D Term Letters of Credit. Subject to the terms and conditions hereof, on the Closing Date, without further action on the part of any Person, each of the letters of credit described on Schedule XI, which were originally issued under the Existing CEI Credit Agreement, shall be automatically deemed to be letters of credit issued pursuant to this Section 2.07(b) in the amounts, upon the terms and in favor of the beneficiaries specified on Schedule XI.

                  (c) Participations in Letters of Credit. Upon the issuance of each Revolving Credit Letter of Credit or Tranche D Term Letter of Credit by the Issuer pursuant to Section 2.07(a) or (b), the Issuer shall be deemed, without further action by any party hereto, to have sold to each Revolving Credit Lender or Tranche D Term Lender, as the case may be, and each such Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuer a participation in such Letter of Credit and the related Letter of Credit Liabilities in the amount required so that the participations of the Lenders (including the Issuer's retained participation) therein shall be (i) with respect to the issuance of a Revolving Credit Letter of Credit, in proportion to their respective Revolving Credit Commitments and
(ii) with respect to a Tranche D Term Letter of Credit, in proportion to their respective Tranche D Term Commitments.

                  (d) Required Terms. Each Letter of Credit issued hereunder shall:

                  (i)      be denominated in Dollars;

                  (ii) by its terms expire (A) no later than one year from the date of issuance (subject to customary rights of extension) and (B) no later than five Domestic Business Days prior to the Termination Date;

                  (iii) in the case of a Revolving Credit Letter of Credit, be in a face amount of (A) not less than $500,000 (unless otherwise agreed by the Issuer) and (B) not more than the amount that would, after giving effect to the issuance thereof (and the related purchase and sale of participations therein pursuant to Section 2.07(c)) cause the Revolving Credit Outstandings of any Revolving Credit Lender to exceed its Revolving Credit Commitment;

                  (iv) in the case of a Tranche D Term Letter of Credit, be in a face amount of not more than the amount that would, after giving effect to the issuance thereof (and the related purchase and sale of participations therein pursuant to Section 2.07(c)) cause the sum of the Tranche D Term Outstandings of any Tranche D Term Lender to exceed its Tranche D Term Commitment;

                  (v)      be issued solely for the purposes described in
         Section 4.17; and

                  (vi)     be in a form acceptable to the Issuer.

                  (e) Notice of Issuance. The Borrower may request that a Letter of Credit be issued by giving the Administrative Agent and the Issuer a notice (a "NOTICE OF ISSUANCE") at least three Domestic Business Days before such Letter of Credit is to be issued (or such shorter period of time as shall be acceptable to the Administrative Agent and the Issuer), specifying:

                  (i)      the date of issuance of such Letter of Credit;

                  (ii) the expiry date of such Letter of Credit (which shall comply with the requirements of Section 2.07(d)(ii));

                  (iii) the proposed terms of such Letter of Credit (or the proposed form thereof shall be attached to such Notice of Issuance), including the face amount thereof (which shall comply with the requirements of Sections 2.07(d)(iii) and (iv)); and

                  (iv) the transaction that is to be supported or financed with such Letter of Credit, including identification of the member of the CEI Group, if any, to which such transaction relates.

                  Upon the receipt of a Notice of Issuance, the Administrative Agent shall promptly notify each Revolving Credit Lender or Tranche D Term Lender, as applicable, of the contents thereof and of the amount of such Lender's participation in such Letter of Credit and such Notice of Issuance shall not thereafter be revocable by the Borrower.

                  (f)      Letter of Credit Drawings under Letters of Credit.

                  (i) Upon receipt from the beneficiary of any Letter of Credit of demand for payment under such Letter of Credit, the Issuer shall determine in accordance with the terms of such Letter of Credit whether such request for payment should be honored.

                  (ii) If the Issuer determines that a demand for payment by the beneficiary of a Letter of Credit should be honored, the Issuer shall make available to the beneficiary in accordance with the terms of such Letter of Credit the amount of the Letter of Credit Drawing under such Letter of Credit. The Issuer shall thereupon promptly notify the Borrower, the Administrative Agent and each Revolving Credit Lender or Tranche D Term Lender, as applicable, of the amount of such Letter of Credit Drawing paid by it and the amount of such Lender's participation therein.

                  (g) Reimbursement and Other Payments by the Borrower in Respect of Revolving Credit Letters of Credit.

                  (i) If a Revolving Credit Letter of Credit Drawing is made under any Revolving Credit Letter of Credit, the Borrower irrevocably and unconditionally agrees to reimburse the Issuer in Dollars for all amounts paid by the Issuer upon such Revolving Credit Letter of Credit Drawing on the date such Revolving Credit Letter of Credit Drawing is made, together with any and all reasonable charges and expenses which any Lender or the Issuer may pay or incur relative to such Revolving Credit Letter of Credit Drawing. Subject to the conditions to borrowing set forth herein, the Borrower may request in accordance with Section 2.06, that such payment be made initially with the proceeds of a Base Rate Borrowing of Revolving Credit Loans in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Base Rate Borrowing of Revolving Credit Loans.

                  (ii) Each payment to be made by the Borrower pursuant to this Section 2.07(g) shall be made, in Federal or other funds immediately available, to the Issuer at its address referred to in
         Section 11.01.

                  (h)      Payments with Respect to Revolving Credit Letters of
Credit.

                  (i) Each Lender shall make available an amount equal to its ratable share of any Revolving Credit Letter of Credit Drawing under a Revolving Credit Letter of Credit, in Federal or other funds immediately available in New York City, to the Issuer on the date on which the Borrower is required to reimburse the Issuer with respect to such Revolving Credit Letter of Credit Drawing pursuant to Section 2.07(g)(i) at the Issuer's address referred to in Section 11.01; provided that each Lender's obligation shall be reduced by its pro rata share of any reimbursement theretofore paid by the Borrower in respect of such Revolving Credit Letter of Credit Drawing pursuant to Section 2.07(g). The Issuer shall notify each Revolving Credit Lender of the amount of such Revolving Credit Lender's obligation in respect of any Revolving Credit Letter of Credit Drawing under a Revolving Credit Letter of Credit on the day such payment by such Revolving Credit Lender is due. Each Revolving Credit Lender shall be subrogated to the rights of the Issuer against the Borrower to the extent such payment due from such Revolving Credit Lender to such Issuer is paid, plus interest thereon, from and including the day such amount is due from such Revolving Credit Lender to the Issuer to but excluding the day the Borrower makes payment to the Issuer pursuant to Section 2.07(g), whether before or after judgment, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

                  (ii) If any Revolving Credit Lender fails to pay any amount required pursuant to subsection (i) of this Section 2.07(h) on the date on which such payment is due, interest, payable on demand, shall accrue on such Revolving Credit Lender's obligation to make such payment, for each day from and including the date such payment becomes due to but excluding the date such Revolving Credit Lender makes such payment at a rate per annum equal to (A) the Federal Funds Rate for the first three days after the date such payment is due and (B) at a rate per annum equal to the rate applicable to Base Rate Loans for such day plus 2.00% per annum thereafter.

                  (iii) If the Borrower shall reimburse the Issuer for any Revolving Credit Letter of Credit Drawing under a Revolving Credit Letter of Credit after the Revolving Credit Lenders shall have made funds available to the Issuer with respect to such Revolving Credit Letter of Credit Drawing in accordance with subsection (i) of this
         Section 2.07(h), the Issuer shall promptly upon receipt of such reimbursement distribute to each Revolving Credit Lender its pro rata share thereof, including interest, to the extent received by such Issuer.

                  (i) Tranche D Term Loans Made upon Drawing of Tranche D Term Letters of Credit.

                  If a Tranche D Term Letter of Credit Drawing is made under any Tranche D Term Letter of Credit, the Borrower irrevocably and unconditionally agrees to reimburse the Issuer in Dollars for all amounts paid by the Issuer upon such Tranche D Term Letter of Credit Drawing, together with any and all reasonable charges and expenses which any Lender or the Issuer may pay or incur relative to such Tranche D Term Letter of Credit Drawing. If the Issuer makes any payment under a Tranche D Term Letter of Credit, the Borrower shall reimburse the Issuer by paying such amount to the Administrative Agent on the day that such payment is made. If the Issuer makes any payment under a Tranche D Term Letter of Credit, and if the Borrower shall not have reimbursed the Issuer therefor pursuant to the previous sentence, the Borrower shall, without any further action on the part of any party hereto, be deemed to have requested the making of Tranche D Term Loans (which shall be made initially as a Base Rate Borrowing) in an equivalent amount and, to the extent so financed pursuant to this Section 2.07(i), the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Base Rate Borrowing of Tranche D Term Loans. The Issuer shall notify each Tranche D Term Lender of the amount of such Tranche D Term Lender's obligation in respect of any Tranche D Term Letter of Credit Drawing under a Tranche D Term Letter of Credit on the day such payment by such Tranche D Term Lender is due. Each such Tranche D Term Lender shall, on the day of such notification and regardless of whether one or more conditions precedent specified in Article III shall not have been satisfied, make a loan to the Borrower by promptly and unconditionally paying to the Administrative Agent for the account of the Issuer the amount of such Tranche D Term Lender's ratable share of such payment made by the Issuer in Dollars and in immediately available funds. Each such loan made by a Tranche D Term Lender shall, for all purposes of this Agreement, be deemed a "Tranche D Term Loan", and shall initially be made as a Base Rate Loan. If any Tranche D Term Lender fails to make a Tranche D Term Loan pursuant to this subsection (i) on the date on which such payment is due, interest, payable on demand, shall accrue on such Tranche D Term Lender's obligation to make such payment, for each day from and including the date such payment becomes due to but excluding the date such Tranche D Term Lender makes such payment at a rate per annum equal to (A) the Federal Funds Rate for the first three days after the date such payment is due and (B) at a rate per annum equal to the rate applicable to Base Rate Loans for such day plus 2.00% per annum thereafter.

                  (j) The obligations of the Borrower to reimburse the Issuer under Section 2.07(g) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                  (i) any lack of validity or enforceability of any Financing Document;

                  (ii) any amendment or waiver of or any consent to departure from any Financing Document (except, in the case of an effective amendment to, waiver of or consent to a departure from any provision of this Agreement, to the extent specified herein);

                  (iii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against the beneficiary of any Letter of Credit (or any Person or entity for whom such beneficiary may be acting), the Administrative Agent, the Issuer or any Lender or any other Person or entity, whether in connection with this Agreement, any other Financing Document or any unrelated transaction;

                  (iv) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (v) payment by the Issuer under any Letter of Credit against presentation of a draft or document which does not comply with the terms of such Letter of Credit; or

                  (vi) to the extent permitted under applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  (k) The several obligations of (i) the Lenders to the Issuer hereunder and (ii) the Tranche D Term Lenders to make Tranche D Term Loans under Section 2.07(i), shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which any such Lender or any other Person may have against the Administrative Agent, the Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or an Event of Default or the termination of the Loans or any Letter of Credit;
(C) any adverse change in the condition (financial or otherwise) of any Credit Party or any other Person; (D) any breach of any Financing Document by any party thereto; (E) the fact that any condition precedent to the issuance of, or the making of any payment under, any Letter of Credit was not in fact met; (F) any violation or asserted violation of law by any Lender or any Affiliate thereof; or (G) to the extent permitted under applicable law, any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Each payment by each Lender to the Issuer for its own account shall be made without any offset, abatement, withholding or reduction whatsoever. If the Issuer is required at any time (whether before or after the Termination Date) to return to the Borrower or to a trustee, receiver, liquidator, custodian or other similar official any portion of the payments made by the Borrower to such Issuer in payment of any Reimbursement Obligation or interest thereon upon the insolvency of the Borrower, or the commencement of any case or proceeding under any bankruptcy, insolvency or other similar law with respect to the Borrower, each Revolving Credit Lender or Tranche D Term Lender, as applicable, shall, on demand of the Issuer, forthwith return to the Issuer any amounts transferred to such Lender by the Issuer in respect thereof pursuant to this subsection plus such Lender's pro rata share of any interest on such payments required to be paid to the Person recovering such payments plus interest on the amount so demanded from the day such demand is made, if such demand is made by 2:00 P.M. (New York City time), or from the next following Domestic Business Day, if such demand is made after 2:00 P.M. (New York City time), to but not including the day such amounts are returned by such Lender to the Issuer at a rate per annum for each day equal to (A) the Federal Funds Rate for the day of such demand and
(B) the Base Rate plus 1% for each day thereafter. Notwithstanding the foregoing or any other provision contained herein, in no event shall any Lender be obligated to make any Loan to the Borrower to the extent that such payment would cause such Lender's pro rata share of the Revolving Credit Outstandings or Tranche D Term Outstandings hereunder to exceed such Lender's Revolving Credit Commitment or Tranche D Term Commitment, respectively; provided that the foregoing shall not affect the obligation of the Borrower (which is absolute, unconditional and irrevocable) to reimburse the Issuer for the entire amount of each payment made by the Issuer under a Letter of Credit, including any amount thereof that is not paid by any Lender to the Issuer (pursuant to this sentence or otherwise).

                  (l)      Letter of Credit Commission; Issuance Fee.

                  (i) Letter of Credit Commission. The Borrower agrees to pay to the Administrative Agent a letter of credit commission with respect to each Letter of Credit issued hereunder, computed for each day from and including the date of issuance of such Letter of Credit to but excluding the last day a Letter of Credit Drawing is available under such Letter of Credit, at the Applicable Letter of Credit Commission Rate on the aggregate amount available for drawing under such Letter of Credit from time to time (whether or not any conditions to drawing can then be met), such fee to be for the account of the Revolving Credit Lenders or the Tranche D Term Lenders, as the case may be, ratably in proportion to their Revolving Credit Outstandings or Tranche D Term Outstandings. Such commission shall be payable quarterly in arrears on the last Domestic Business Day of each January, April, July and October and upon the Termination Date.

                  (ii) Issuance Fee. The Borrower shall pay to the Issuer for its own account such fees with respect to each Letter of Credit issued by the Issuer for the account of the Borrower as shall have been agreed between the Borrower and the Issuer.

                  (iii) Limited Liability of the Issuer. As between the Issuer, on the one hand, and the Borrower, on the other, the Borrower assumes all risks of any acts or omissions of the beneficiary and any transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuer nor any of its respective employees, officers or directors shall be liable or responsible for:
         (A) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary or transferee in connection therewith;
         (B) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged;
         (C) payment by the Issuer against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (D) any other circumstance whatsoever in making or failing to make payment under any Letter of Credit; provided that the Borrower shall have a claim against the Issuer, and the Issuer shall be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or special, damages suffered by the Borrower which are found in a final, unappealable judgment of a court of competent jurisdiction to have been caused by (1) the Issuer's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms thereof or
         (2) the Issuer's willful failure to pay, or gross negligence resulting in a failure to pay, any Letter of Credit Drawing after the presentation to it by the beneficiary (or any transferee of the Letter of Credit) of a draft and other required documentation strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation.

                  (iv) Issuer and Affiliates. The Issuer shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it was not the Issuer (in each case to the extent the Issuer is also a Lender), and the Issuer and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any member of the CEI Group or Affiliate of a member of the CEI Group as if it were not the Issuer hereunder.

                  (m) Applicability of ISP98. Unless otherwise expressly agreed by the Issuer and the Borrower when a Letter of Credit is issued, the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law and Practice (or such later version thereof as may be in effect at the time issuance) shall apply to such Letter of Credit.

                  Section 2.08 Evidence of Debt.

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Loans owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender, with a copy to the Administrative Agent, a Revolving Credit Note, a Tranche A Term Note, a Tranche B Term Note, a Tranche C Term Note or a Tranche D Term Note, as applicable, in substantially the form of Exhibits A-1, A-2, A-3, A-4 or A-5, respectively, payable to the order of such Lender in a principal amount equal to the Loans owing to, or to be made by, such Lender. All references to Notes in the Financing Documents shall mean Notes, if any, issued hereunder.

                  (b) The Register maintained by the Administrative Agent pursuant to Section 11.06(f) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded
(i) the date and amount of each Loan made hereunder (or deemed to be made hereunder), whether such Loan bears interest at the Base Rate or the Adjusted London Interbank Offered Rate, and, if appropriate, the Interest Period applicable thereto; (ii) the terms of each Assignment and Assumption Agreement delivered to and accepted by it; (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder; and (iv) the amount of any sums received by the Administrative Agent from the Borrower hereunder and each Lender's share thereof.

                  (c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent demonstrable error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts, shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

                  Section 2.09 Interest Rates.

                  (a) Subject to Section 2.09(c), each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate plus the Base Rate Margin for such day. Such interest shall be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year.

                  (b) Subject to Section 2.09(c), each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Adjusted London Interbank Offered Rate applicable to such Interest Period plus Euro-Dollar Margin for such day. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                  (c) Immediately upon the occurrence and during the continuance of any Event of Default of the type described in Sections 8.01(a), 8.01(l), 8.01(m), 8.01(n) or 8.01(o), and upon written notice from the Required Lenders (or the Administrative Agent on behalf of the Required Lenders) upon the occurrence and during the continuance of any other Event of Default, the Borrower shall pay interest on:

                  (i) (A) the outstanding principal amount of each Base Rate Loan owing to each Lender, payable on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Base Rate Loan pursuant to Section 2.09(a) above and
         (B) to the fullest extent permitted by law, the amount of any interest that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, at a rate per annum equal to 2% per annum above the rate per annum required to be paid on the Base Rate Loans on which such interest has accrued pursuant to Section 2.09(a) above;

                  (ii) (A) the outstanding principal amount of each Euro-Dollar Loan owing to each Lender Party payable on demand, at a rate per annum equal at all times to a rate per annum equal to the higher of (1) the sum of 2% plus the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Euro-Dollar Loan and (2) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16th of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment are offered to the Administrative Agent in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 10.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day)(the "EURO-DOLLAR DEFAULT RATE") and (B) to the fullest extent permitted by law, the amount of any interest that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, at a rate per annum equal to the Euro-Dollar Default Rate the Euro-Dollars Loans on which such interest has accrued pursuant to
         Section 2.09(b) above; and

                  (iii) (A) the outstanding principal amount of all Reimbursement Obligations owing to the Issuer, payable on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Loans and (B) to the fullest extent permitted by law, the amount of any interest that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, at a rate per annum equal to 2% per annum above the rate per annum required to be paid on Base Rate Loans.

                  (d) The Administrative Agent shall determine each interest rate applicable to the Loans and Reimbursement Obligations hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of demonstrable error.

                  Section 2.10 Method of Electing Interest Rates.

                  (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.10(e) and the provisions of Article X), as follows:

                  (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

                  (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.18 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

                  (b) Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted from Euro-Dollar Loans to Base Rate Loans, in which case such notice shall be delivered to the Administrative Agent not later than 11:00 A.M. (New York City time) on the date such conversion is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group of Loans and (ii) the portion to which such Notice of Interest Rate Election applies, and the remaining portion to which it does not apply, are each at least $5,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Group of Loans that are Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

                  (c)      Each Notice of Interest Rate Election shall specify:

                  (i) the Group of Loans (or portion thereof) to which such notice applies;

                  (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of Section 2.10(a) above;

                  (iii) if the Loans comprising such Group of Loans are to be converted, the new type of Loans and, if the Loans resulting from such conversion are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

                  (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

                  Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

                  (d) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to Section 2.10(b), the Administrative Agent shall notify each Lender of the contents thereof and such notice shall not thereafter be revocable by any Borrower.

                  (e) The Borrower shall not be entitled to elect to convert any Loans to, or continue any Loans for an additional Interest Period as, Euro-Dollar Loans if (i) the aggregate principal amount of any Group of Loans consisting of Euro-Dollar Loans created or continued as a result of such election would be less than $5,000,000 or (ii) a Default or Event of Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.

                  (f) If any Loan is converted to a different type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.

                  Section 2.11 Fees.

                  (a) Revolving Credit Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, ratably in proportion to their Revolving Credit Commitments, a commitment fee of 0.70% per annum on the daily amount of the Unused Revolving Credit Commitments. Such commitment fee shall accrue from and including the date hereof to but excluding the Termination Date (or earlier date of termination of the Revolving Credit Commitments in their entirety). Accrued commitment fees under this Section 2.11(a) shall be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year and upon the date of termination of the Revolving Credit Commitments in their entirety.

                  (b) Tranche C Term Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of the Tranche C Term Lenders, ratably in proportion to their Tranche C Term Commitments, a commitment fee of 0.70% per annum on the daily amount of the Unused Tranche C Term Commitments. Such commitment fee shall accrue from and including the date hereof to but excluding the Termination Date (or earlier date of termination of the Tranche C Term Commitments in their entirety). Accrued commitment fees under this Section 2.11(b) shall be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year and upon the date of termination of the Tranche C Term Commitments in their entirety.

                  (c) Tranche D Term Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of the Tranche D Term Lenders, ratably in proportion to their Tranche D Term Commitments, a commitment fee of 0.70% per annum on the daily amount of the Unused Tranche D Term Commitments. Such commitment fee shall accrue from and including the date hereof to but excluding the Termination Date (or earlier date of termination of the Tranche D Term Commitments in their entirety). Accrued commitment fees under this Section 2.11(c) shall be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year and upon the date of termination of the Tranche D Term Commitments in their entirety.

                  (d) Upfront Fee. The Borrower shall pay to the Administrative Agent on the Closing Date, for the ratable account of each Lender, an upfront fee equal to 1.00% of the Commitments.

                  (e) Administrative Agent's Fee. The Borrower shall pay to the Administrative Agent, for its own account, additional fees, the amount and dates of payment of which are embodied in a separate agreement between the Borrower and the Administrative Agent.

                  (f) Collateral Agent's Fee. The Borrower shall pay to the Collateral Agent, for its own account, additional fees, the amount and dates of payment of which are embodied in a separate agreement between the Borrower and the Collateral Agent.

                  Section 2.12 Termination and Reduction of Commitments.

                  (a) Optional Termination or Reduction of Revolving Credit Commitments.

                  The Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Revolving Credit Commitments in their entirety at any time, if no Revolving Credit Loans or Revolving Credit Letters of Credit are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $1,000,000 or any larger multiple thereof, the aggregate amount of the Revolving Credit Commitments in excess of the aggregate Revolving Credit Outstandings.

                  (b)      Mandatory Termination and Reduction of Commitments.

                  (i) The Revolving Credit Commitments shall be reduced on the date of each prepayment of the Revolving Credit Loans made pursuant to Section 2.15, other than prepayments consisting of Specified Prepayments.

                  (ii) The Revolving Credit Commitments shall terminate on the Termination Date.

                  (iii) The Tranche A Term Commitments shall terminate upon the making of the Tranche A Term Loans on the Closing Date.

                  (iv) The Tranche B Term Commitments shall terminate upon the making of the Tranche B Term Loans on the Closing Date.

                  (v) The Tranche C Term Commitments shall be reduced on each day Tranche C Term Loans are made in the amount of such Tranche C Term Loans.

                  (vi) The Tranche C Term Commitments shall be reduced to an aggregate of $8,100,000 on March 16, 2004 (if not previously reduced to an amount less than $8,100,000 prior to such date).

                  (vii) The Tranche C Term Commitments shall terminate at the expiration of the Tranche C Term Availability Period.

                  (viii) The Tranche D Term Commitments shall be reduced on each day a Tranche D Term Letter of Credit expires or is returned for cancellation to the Issuer, in the amount equal to the undrawn face amount of such Tranche D Term Letter of Credit.

                  (ix) The Tranche D Term Commitments shall be reduced on each day Tranche D Term Loans are made in the amount of such Tranche D Term Loans.

                  (x) The Tranche D Term Commitments shall terminate on the Termination Date.

                  (c) Commitment Reductions Permanent. All reductions of the Commitments pursuant to this Section 2.12 shall be permanent.

                  Section 2.13 Repayment of the Loans.

                  Each Loan shall mature, and the principal amount thereof shall be due and payable in full (together with interest accrued thereon), on the Termination Date.

                  Section 2.14 Optional Prepayment of the Loans.

                  (a) The Borrower shall have no right to prepay the principal amount of any Loan other than as provided in this Section 2.14.

                  (b)      Subject in the case of any Euro-Dollar Loans to
Section 2.18, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Loans that bear interest at the Base Rate or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $1,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. All such prepayments shall be applied to the Loans in the following priority:

                  (i) first, to the prepayment of the outstanding Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans pro rata;

                  (ii) second, to the prepayment of the outstanding Tranche A Term Loans; and

                  (iii) third, to the prepayment of the outstanding Revolving Credit Loans (without a corresponding reduction in the Revolving Credit Commitments).

                  (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lenders' ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                  Section 2.15 Extraordinary Mandatory Prepayments of the Loans and Provision of Cash Collateral.

                  The Borrower shall prepay the Loans and provide cash collateral in respect of the Letter of Credit as follows:

                  (a) To the extent not prohibited or limited by a contract or other agreement existing on the Closing Date, upon receipt by any member of the CEI Group of any of the following:

                  (i) Net Cash Proceeds from any Asset Sale (including, without limitation, (A) any Net Cash Proceeds received in respect of the sale, lease or other disposition of the Turbine Assets and (B) any such Net Cash Proceeds released from any escrow, holdback or similar arrangement (including, without limitation, Net Cash Proceeds from approximately $26,000,000 held in escrow on the date hereof resulting from the sale of CEI's Green Country Project));

                  (ii) Net Cash Proceeds from the incurrence of Debt permitted by Section 7.01(a)(iii) or Net Cash Proceeds from the incurrence of Debt in excess of the Debt being refinanced, replaced, refunded or extended pursuant to Sections 7.01(b)(iv)(A) or 7.01(c)(iii)(A);

                  (iii)    Net Cash Proceeds from any Equity Issuance by CEI;

                  (iv) any net cash resulting from unwinding, termination, amendment or modification of any Hedge Agreement, if such cash flow is not used to enter into another Hedge Agreement;

                  (v) any net cash received in connection with the renegotiation, restructuring, amendment or termination of any power purchase agreement, fuel supply agreement or other "project-level" agreement to which any member of the CEI Group is a party; or

                  (vi) cash dividends or other distributions paid by any Subsidiary of CEI owning a direct or indirect Equity Interest in respect of the Quachita Project or Dominican Republic Project (net of all federal, state, provincial, foreign and local taxes payable to relevant tax authorities);

then, the Borrower shall promptly (and in any event within one Domestic Business Day or as soon as otherwise allowable if limited by a contract or other agreement existing on the Closing Date) prepay the Loans (together with accrued interest thereon) and cash collateralize the Letters of Credit in an amount equal to amounts described above in the order and priority set forth in Section 2.15(d).

                  (b) The Borrower shall promptly (and in any event within one Business Day) prepay the Loans (together with all accrued interest thereon) and cash collateralize the Letters of Credit in an amount equal to the amount by which all severance and similar payments made during any fiscal year of CEI by the members of the CEI Group to any individual employee, officer or director of any member of the CEI Group under employment contracts or arrangements entered into after the Closing Date exceed $1,000,000.

                  (c) If, on (i) January 31, 2005, the sum of (A) the outstanding Loans, (B) the Available Amount of outstanding Letters of Credit and
(C) the unused Commitments exceeds the difference between (1) $184,997,500.00 and (2) the sum of (x) the Specified Prepayments made on or prior to such date and (y) prepayments made pursuant to Section 2.15(b) made on or prior to such date, or (ii) July 31, 2005, the sum of (A) the outstanding Loans, (B) the Available Amount of outstanding Letters of Credit and (C) the unused Commitments exceeds the difference between (1) $173,997,500.00 and (2) the sum of (x) the Specified Prepayments made on or prior to such date and (y) prepayments made pursuant to Section 2.15(b) on or prior to such date, then, in each case, the Borrower shall terminate the unused Commitments and/or prepay Loans and cash collateralize Letters of Credit on such dates in an amount equal to such excess.

                  (d)      All prepayments of the Loans and cash
collateralization of Letters of Credit required in Sections 2.15(a), (b) and (c) shall be applied to the Loans and the Letters of Credit in the following priority:

                  (i) first, to the payment of accrued interest on the Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans and letter of credit commissions on the Tranche D Term Letters of Credit, pro rata;

                  (ii) second, to the prepayment of the Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans pro rata;

                  (iii) third, to the payment of accrued interest on the Tranche A Term Loans;

                  (iv)     fourth, to the prepayment of the Tranche A Term
         Loans;

                  (v) fifth, deposited in the Tranche D Term Letter of Credit Cash Collateral Account to cash collateralize the outstanding Tranche D Term Letters of Credit;

                  (vi) sixth, to pay any unpaid Reimbursement Obligations in respect of, Letter of Credit Drawings;

                  (vii) seventh, deposited in the Revolving Credit Letter of Credit Cash Collateral Account to cash collateralize the outstanding Revolving Credit Letters of Credit;

                  (viii) eighth, to the payment of accrued interest on the Revolving Credit Loans, letter of credit commissions on the Revolving Credit Letters of Credit and any interest or other amount owing in respect of, Letter of Credit Drawings; and

                  (ix)     ninth, to the prepayment of the Revolving Credit
         Loans.

                  (e) If at any time, the Revolving Credit Outstandings at such time exceeds the Revolving Credit Commitments at such time, the Borrower shall forthwith prepay the Revolving Credit Loans then outstanding in an amount equal to such excess, together with accrued interest, and if no Revolving Credit Loans are then outstanding, the Borrower shall forthwith cash collateralize such excess by paying to the Administrative Agent immediately available funds in the amount of such excess for deposit in the Revolving Credit Letter of Credit Cash Collateral Account.

                  Section 2.16 Ordinary Mandatory Prepayments of the Loans and Provision of Cash Collateral.

                  (a) By 12:00 P.M. (New York City time) on the third Domestic Business Day of each calendar month, the Collateral Agent shall remit, by wire transfer of immediately available funds, 100% of the funds on deposit in the Debt Account to the Administrative Agent, which transfer shall be used solely to prepay the outstanding Loans and other Obligations outstanding under the Financing Documents and to cash collateralize outstanding Letters of Credit, in each case as provided herein.

                  (b)      All prepayments of the Loans and cash
collateralization of the Letters of Credit required in this Section 2.16 shall be applied to the Loans and the Letters of Credit in the following priority:

                  (i) first, to the payment of accrued interest on the Revolving Credit Loans, letter of credit commissions on the Revolving Credit Letters of Credit and any interest or other amount owing in respect of, Letter of Credit Drawings;

                  (ii) second, to the payment of accrued interest on the Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans and letter of credit commissions on the Tranche D Term Letters of Credit, pro rata;

                  (iii) third, to the payment of accrued interest on the Tranche A Term Loans;

                  (iv) fourth, to the prepayment of the Revolving Credit Loans (without a corresponding reduction in the Revolving Credit Commitments);

                  (v) fifth, to the prepayment of the Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans, pro rata;

                  (vi)     sixth, to the prepayment of the Tranche A Term Loans;

                  (vii) seventh, deposited in the Tranche D Term Letter of Credit Cash Collateral Account to cash collateralize the outstanding Tranche D Term Letters of Credit;

                  (viii) eighth, to pay any unpaid Reimbursement Obligations in respect of, Letter of Credit Drawings; and

                  (ix) ninth, deposited in the Revolving Credit Letter of Credit Cash Collateral Account to cash collateralize the outstanding Revolving Credit Letters of Credit.

                  Section 2.17 General Provisions as to Payments.

                  (a) The Borrower shall make each payment of principal of, and interest on, the Loans and Reimbursement Obligations and of fees hereunder, not later than 11:00 A.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, without set-off, counterclaim or other deduction, to the Administrative Agent at its address referred to in Section 11.01. The Administrative Agent will promptly distribute to the Issuer and each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Issuer and the Lenders. Whenever any payment of principal of, or interest on, the Base Rate Loans or Reimbursement Obligations or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                  (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due from the Borrower to the Issuer or the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to the Issuer and each Lender on such due date an amount equal to the amount then due to the Issuer or such Lender. If and to the extent that the Borrower shall not have so made such payment, the Issuer and each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to the Issuer or such Lender together with interest thereon, for each day from the date such amount is distributed to the Issuer or such Lender until the date the Issuer or such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  Section 2.18 Funding Losses.

                  If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Base Rate Loan (pursuant to Article II, VIII or X or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.10(c), or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Loans after notice has been given to any Lender Party in accordance with the term hereof, the Borrower shall reimburse each Lender Party within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such payment or conversion or failure to borrow, prepay, convert or continue.

                  Section 2.19 Computation of Interest and Fees.

                  Interest based on the Base Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                  Section 2.20 Revolving Credit Letter of Credit Cash Collateral Account.

                  (a) All amounts required to be deposited as cash collateral with the Collateral Agent with respect to a Revolving Credit Letter of Credit shall be deposited in the Revolving Credit Letter of Credit Cash Collateral Account, to be held, applied or released for application as provided in this Section 2.20.

                  (b) The Borrower hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties as their respective interests appear, a security interest in the Borrower's right, title and interest in and to the Revolving Credit Letter of Credit Cash Collateral Account and all funds and assets from time to time credited thereto, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and assets, and all certificates and instruments, if any, from time to time representing or evidencing the Revolving Credit Letter of Credit Cash Collateral Account and all of proceeds of any of the foregoing (the "REVOLVING CREDIT LETTER OF CREDIT CASH COLLATERAL"), to secure all of the Borrower's Obligations hereunder and the other Financing Documents.

                  (c) If and when any portion of the Revolving Credit Letter of Credit Liabilities on which any deposit of cash collateral was based (the "REVOLVING CREDIT LETTER OF CREDIT CONTINGENT EXPOSURE") shall become fixed (a "REVOLVING CREDIT LETTER OF CREDIT DIRECT EXPOSURE") as a result of the payment by the Issuer of a draft presented under any Revolving Credit Letter of Credit, the amount of such Revolving Credit Letter of Credit Direct

Exposure (but not more than the amount in the Revolving Credit Letter of Credit Cash Collateral Account at the time) shall be withdrawn by the Collateral Agent from the Revolving Credit Letter of Credit Cash Collateral Account and shall be paid to the Issuer to be applied against such Revolving Credit Letter of Credit Direct Exposure and the Revolving Credit Letter of Credit Contingent Exposure shall thereupon be reduced by such amount.

                  (d) Interest and other payments and distributions made on or with respect to the Revolving Credit Letter of Credit Cash Collateral held by the Collateral Agent shall be for the account of the Borrower and shall constitute additional Revolving Credit Letter of Credit Cash Collateral to be held by the Collateral Agent; provided that the Collateral Agent shall have no obligation to invest any Revolving Credit Letter of Credit Cash Collateral on behalf of the Borrower or any other Person. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Revolving Credit Letter of Credit Cash Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Revolving Credit Letter of Credit Cash Collateral in its possession if the Revolving Credit Letter of Credit Cash Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Revolving Credit Letter of Credit Cash Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith. All expenses and liabilities incurred by the Collateral Agent in connection with taking, holding and disposing of any Revolving Credit Letter of Credit Cash Collateral (including customary custody and similar fees with respect to any Revolving Credit Letter of Credit Cash Collateral held directly by the Collateral Agent and the Revolving Credit Letter of Credit Cash Collateral Account) shall be paid by the Borrower from time to time upon demand. Upon an Event of Default, the Collateral Agent shall be entitled to apply (and, at the request of the Required Lenders, shall apply) Revolving Credit Letter of Credit Cash Collateral or the proceeds thereof to payment of any such expenses, liabilities and fees. After the termination of the Revolving Credit Commitments, the termination of all Revolving Credit Letters of Credit and the repayment in full of all outstanding Reimbursement Obligations in respect of the Revolving Credit Letters of Credit, the Collateral Agent shall transfer the remaining Revolving Credit Letter of Credit Cash Collateral or the proceeds thereof to the Tranche D Term Letter of Credit Cash Collateral Account or, if there are no outstanding Tranche D Term Letters of Credit outstanding, to the Debt Account. Notwithstanding any other term or provision of this Agreement, and for the avoidance of doubt, the Revolving Credit Letter of Credit Cash Collateral shall be paid first to the Issuer in satisfaction of any Revolving Credit Letter of Credit Direct Exposure or Revolving Credit Letter of Credit Contingent Exposure and no Revolving Credit Letter of Credit Cash Collateral shall be released or disbursed to any party other than the Issuer until the satisfaction of all Revolving Credit Letter of Credit Liabilities and the termination of the Revolving Credit Commitments and all Revolving Credit Letters of Credit.

                  Section 2.21 Tranche D Term Letter of Credit Cash Collateral Account.

                  (a) All amounts required to be deposited as cash collateral with the Collateral Agent with respect to a Tranche D Term Letter of Credit shall be deposited in the Tranche D

Term Letter of Credit Cash Collateral Account, to be held, applied or released for application as provided in this Section 2.21.

                  (b) The Borrower hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties as their respective interests appear, a security interest in the Borrower's right, title and interest in and to the Tranche D Term Letter of Credit Cash Collateral Account and all funds and assets from time to time credited thereto, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and assets, and all certificates and instruments, if any, from time to time representing or evidencing the Tranche D Term Letter of Credit Cash Collateral Account and all of proceeds of any of the foregoing (the "TRANCHE D TERM LETTER OF CREDIT CASH COLLATERAL"), to secure all of the Borrower's Obligations hereunder and the other Financing Documents.

                  (c) If and when any portion of the Tranche D Term Letter of Credit Liabilities on which any deposit of cash collateral was based (the "TRANCHE D TERM LETTER OF CREDIT CONTINGENT EXPOSURE") shall become fixed (a "TRANCHE D TERM LETTER OF CREDIT DIRECT EXPOSURE") as a result of the payment by the Issuer of a draft presented under any Tranche D Term Letter of Credit, the amount of such Tranche D Term Letter of Credit Direct Exposure (but not more than the amount in the Tranche D Term Letter of Credit Cash Collateral Account at the time) shall be withdrawn by the Collateral Agent from the Tranche D Term Letter of Credit Cash Collateral Account and shall be paid to the Issuer to be applied against such Tranche D Term Letter of Credit Direct Exposure and the Tranche D Term Letter of Credit Contingent Exposure shall thereupon be reduced by such amount.

                  (d) Interest and other payments and distributions made on or with respect to the Tranche D Term Letter of Credit Cash Collateral held by the Collateral Agent shall be for the account of the Borrower and shall constitute additional Tranche D Term Letter of Credit Cash Collateral to be held by the Collateral Agent; provided that the Collateral Agent shall have no obligation to invest any Tranche D Term Letter of Credit Cash Collateral on behalf of the Borrower or any other Person. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Tranche D Term Letter of Credit Cash Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Tranche D Term Letter of Credit Cash Collateral in its possession if the Tranche D Term Letter of Credit Cash Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Tranche D Term Letter of Credit Cash Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith. All expenses and liabilities incurred by the Collateral Agent in connection with taking, holding and disposing of any Tranche D Term Letter of Credit Cash Collateral (including customary custody and similar fees with respect to any Tranche D Term Letter of Credit Cash Collateral held directly by the Collateral Agent and the Tranche D Term Letter of Credit Cash Collateral Account) shall be paid by the Borrower from time to time upon demand. Upon an Event of Default, the Collateral Agent shall be entitled to apply (and, at the request of the Required Lenders, shall apply) Tranche D Term Letter of Credit Cash Collateral or the proceeds thereof to payment of any such expenses, liabilities and fees. After the termination of the Tranche D Term Commitments, the termination of all Tranche D Term Letters of Credit and the repayment in full of all outstanding Reimbursement Obligations in respect of the Tranche D Term Letters of Credit, the Collateral Agent shall transfer the remaining Tranche D Term Letter of Credit Cash Collateral or the proceeds thereof to the Revolving Credit Letter of Credit Cash Collateral Account or, if there are no outstanding Revolving Credit Letters of Credit outstanding, to the Debt Account. Notwithstanding any other term or provision of this Agreement, and for the avoidance of doubt, the Tranche D Term Letter of Credit Cash Collateral shall be paid first to the Issuer in satisfaction of any Tranche D Term Letter of Credit Direct Exposure or Tranche D Term Letter of Credit Contingent Exposure and no Tranche D Term Letter of Credit Cash Collateral shall be released or disbursed to any party other than the Issuer until the satisfaction of all Tranche D Term Letter of Credit Liabilities and the termination of the Tranche D Term Commitments and all Tranche D Term Letters of Credit.

                                   ARTICLE III

                                   CONDITIONS

                  Section 3.01 Conditions Precedent to Initial Loans and Letter of Credit.

                  The obligation of each Lender to make its initial Loan and of the Issuer to issue its initial Letters of Credit is subject to satisfaction of the conditions precedent that the Administrative Agent shall have received, on the Closing Date, the following, each dated the Closing Date unless otherwise indicated, in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each Lender:

                  (a) The Revolving Credit Notes to the order of the Revolving Credit Lenders.

                  (b) The Tranche A Term Notes to the order of the Tranche A Term Lenders.

                  (c) The Tranche B Term Notes to the order of the Tranche B Term Lenders.

                  (d) The Tranche C Term Notes to the order of the Tranche C Term Lenders.

                  (e) The Tranche D Term Notes to the order of the Tranche D Term Lenders.

                  (f) Certified copies of (i) the resolutions of the Board of Directors of each Credit Party approving each Financing Document to which it is a party, and (ii) all documents evidencing other necessary corporate action and required governmental and third party approvals, licenses and consents with respect to each Financing Document and the transactions contemplated thereby.

                  (g) A copy of the articles or certificate of incorporation (or other comparable governing documents) of each Credit Party and of each Pledged Subsidiary which is not a Credit Party (other than a Pledged Subsidiary incorporated in a jurisdiction outside the United States) certified as of a recent date by the Secretary of State of the state of incorporation or formation of such Credit Party or Pledged Subsidiary, together with certificates of such official attesting to the good standing of each such Credit Party and Pledged Subsidiary (other than a Pledged Subsidiary incorporated in a jurisdiction outside the United States), and a copy of the certificate of incorporation and the By-Laws (or other comparable governing documents) of each Credit Party and of each Pledged Subsidiary certified as of the Closing Date by the Secretary or an Assistant Secretary of each such Credit Party or Pledged Subsidiary.

                  (h) A certificate of the Secretary or an Assistant Secretary of each Credit Party certifying the names and true signatures of each officer of such Credit Party who has been authorized to execute and deliver any Financing Document or other document required hereunder to be executed and delivered by or on behalf of such Credit Party.

                  (i)      The CEI Secured Guaranty, duly executed by CEI.

                  (j)      The CEI Unsecured Guaranty, duly executed by CEI.

                  (k) The Subsidiary Guaranty, duly executed by each Subsidiary Guarantor.

                  (l) The Security Agreement, duly executed by CEI, the Borrower, each Subsidiary Grantor and each Subsidiary Pledgor, together with:

                  (i) certificates and instruments representing the certificated securities and Debt pledged under the Security Agreement, and undated stock powers and assignments for such certificates and instruments executed in blank;

                  (ii) acknowledgment copies of proper financing statements duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the Lien created by the Security Agreement;

                  (iii) certified copies of Lien search reports listing all effective financing statements which name CEI, the Borrower, any Subsidiary Grantor or any Subsidiary Pledgor (under its present name or any previous name) as debtor and which are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements (none of which shall cover the Collateral purported to be covered by the Security Agreement); and

                  (iv) evidence that the insurance required by the terms of the Collateral Documents and by Section 6.04(b) is in full force and effect.

                  (m) The Citibank Account Control Agreement, duly executed by CEI, the Borrower, Citibank, as depositary, and the Collateral Agent.

                  (n) The Wachovia Account Control Agreement, duly executed by CEI, Wachovia, as depositary, and the Collateral Agent.

                  (o) Copies of duly executed and acknowledged Mortgages, together with:

                  (i) title insurance policies issued by a title company acceptable to the Collateral Agent, in such form and amounts as are reasonably acceptable to the Collateral Agent, insuring that each Mortgage is a valid first priority Lien on the real estate covered thereby, subject only to such exceptions to title as shall be reasonably acceptable to the Collateral Agent in its sole discretion and containing such endorsements and affirmative insurance as the Collateral Agent may reasonably require and as are obtainable in the applicable jurisdiction, and true copies of each document, instrument or certificate required by the terms of each such policy and/or Mortgage to be, or have been, filed, recorded, executed or delivered in connection therewith;

                  (ii) opinions satisfactory to the Collateral Agent of local counsel retained by the Credit Parties party to the Mortgages with respect to the validity and enforceability of the Mortgages and such other matters as may be reasonably required by the Collateral Agent;

                  (iii) proper financing statements under the applicable Uniform Commercial Code to be filed in connection with the Mortgages, in form and substance satisfactory to the Collateral Agent, to perfect the Lien created by the Mortgages; and

                  (iv) proof of payment of all title insurance premiums, documentary, stamp or intangible taxes, recording fees and mortgage taxes payable in connection with the recording of any of the Financing Documents or the issuance of the aforementioned title insurance policies.

                  (p) A favorable opinion of (i) Moore & Van Allen PLLC, counsel to the Credit Parties, in substantially the form of Exhibit B-1, and
(ii) Menaker & Herrmann, special New York counsel to the Credit Parties, in substantially the form of Exhibit B-2.

                  (q) A certificate, signed by a responsible officer of the Borrower, stating that each of the conditions specified in Sections 3.02 and
3.03 has been satisfied.

                  (r) Such additional documents, information and materials as the Issuer or any Lender, through the Administrative Agent, may reasonably request.

                  The Administrative Agent shall promptly notify the Borrower, the Lenders and the Issuer of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

                  Section 3.02 Additional Conditions Precedent to Initial Loans and Letter of Credit.

                  The obligation of each Lender to make its initial Loan and of the Issuer to issue its initial Letter of Credit is subject to the further conditions precedent that:

                  (a) On the Closing Date, the following statements shall be true:

                  (i) All necessary governmental and third party approvals required to be obtained by any member of the CEI Group in connection with the transactions contemplated hereby, have been obtained and remain in effect; and

                  (ii) There exists no claim, action, suit, investigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the Knowledge of CEI or the Borrower, threatened in any court or before any arbitrator or Governmental Authority which relates to the financing hereunder or which, if adversely determined, would have a Material Adverse Effect.

                  (b) All costs and accrued and unpaid fees and expenses (including, without limitation, reasonable legal fees and expenses) required to be paid to any Lender Party on or before the Closing Date, to the extent then due, payable and invoiced, shall have been paid.

                  (c) Simultaneously with the making of Loans on the Closing Date, the Existing CDH Guaranty shall be terminated and of no further force or effect, and the Administrative Agent shall have received written evidence satisfactory to it of such termination.

                  (d) The property subject to the Charlotte Mortgage and the Turbine Assets shall have been legally and beneficially conveyed to CIP and Henry County Power, LLC, respectively, and the Administrative Agent shall have received evidence satisfactory to it of such conveyance.

                  (e) The combined balances of the CEI Revenue Account, the CEI Operating Account, the CDH Revenue Account and the CDH Operating Account shall not exceed $10,000,000.

                  Section 3.03 Conditions Precedent to Each Loan and Letter of Credit.

                  The obligation of each Lender to make any Loan (including the Loan being made by such Lender on the Closing Date) and of the Issuer to issue any Letter of Credit (including any Letter of Credit being issued on the Closing
Date) shall be subject to the satisfaction of the following additional conditions precedent:

                  (a) Receipt by the Administrative Agent of a Notice of Borrowing (except in the case of a Tranche D Term Loan) or a Notice of Issuance, as the case may be;

                  (b) Immediately before and after the making of such Loan or issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing;

                  (c) Each of the representations and warranties of the Credit Parties contained in the Financing Documents shall be true in all material respects on and as of the date of the making of such Loan or issuance of such Letter of Credit, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true in all material respects as of such earlier date; and

                  (d) The making of such Loan and the issuance of such Letter of Credit on such date does not violate any Requirement of Law and is not enjoined, temporarily, preliminarily or permanently.

                  The Borrower's acceptance of the proceeds of each Loan or of the issuance of each Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the thereof as to the facts specified in clauses (b) through (d) of this Section.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Each of CEI and the Borrower represents and warrants that:

                  Section 4.01 Corporate Existence; Compliance with Law.

                  Each member of the CEI Group (a) is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; (b) is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where such qualification is necessary, except for failures which in the aggregate have no Material Adverse Effect; (c) has all requisite corporate or other power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted; (d) is in compliance with its certificate of incorporation and by-laws or other comparable governing documents; (e) is in compliance with all other applicable Requirements of Law except for such non-compliances as in the aggregate have no Material Adverse Effect; and (f) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for failures which in the aggregate have no Material Adverse Effect.

                  Section 4.02 Corporate Power; Authorization; Enforceable Obligations.

                  (a) The execution, delivery and performance by each Credit Party of the Financing Documents to which it is a party, the consummation of the transactions related to the financing contemplated hereby, the conveyance of assets contemplated in Section 3.02(d), and the termination of Existing CDH Guaranty as contemplated by Section 3.02(c):

                  (i) are within such Credit Party's corporate, limited liability company, partnership or similar powers;

                  (ii) have been duly authorized by all necessary corporate or similar action, including, without limitation, the consent of the holders of its Capital Stock where required;

                  (iii) do not and will not (A) contravene any member of the CEI Group's certificate of incorporation or by-laws or other comparable governing documents, (B) violate any other applicable Requirement of Law, or any order or decree of any Governmental Authority or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any

         Contractual Obligation of any member of the CEI Group, or (D) result in the creation or imposition of any Lien upon any of the property of any member of the CEI Group, other than those in favor of the Collateral Agent pursuant to the Financing Documents; and

                  (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained or made and copies of which have been delivered to the Administrative Agent pursuant to Section 3.01, and each of which are in full force and effect.

                  (b) Each of the Financing Documents has been duly executed and delivered by each Credit Party party thereto. Each of the Financing Documents is the legal, valid and binding obligation of each Credit Party party thereto, enforceable against it in accordance with its terms.

                  Section 4.03 Taxes.

                  All federal income and any other material federal, state, local and foreign tax returns, reports and statements (collectively, the "TAX RETURNS") required to be filed by any member of the CEI Group have been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns, are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof, except where contested in good faith and by appropriate proceedings if (a) adequate reserves therefor have been established on the books of such member of the CEI Group in conformity with GAAP and (b) all such non-payments in the aggregate have no Material Adverse Effect. Proper and accurate amounts have been withheld by each member of the CEI Group from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

                  Section 4.04 Financial Matters.

                  (a) The consolidated balance sheet of CEI and its consolidated Subsidiaries as at December 31, 2002, and the related consolidated statements of income, retained earnings and cash flows of CEI and its consolidated Subsidiaries for the fiscal year then ended, certified by KPMG LLP, and the consolidated balance sheets of CEI and its consolidated Subsidiaries as at June 30, 2003, and the related consolidated statements of income, retained earnings and cash flows of CEI and its consolidated Subsidiaries for the six months then ended, certified by the chief financial officer of CEI, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets as at June 30, 2003, and said statements of income, retained earnings and cash flows for the six months then ended, to year-end audit adjustments, the consolidated financial condition of CEI and its consolidated Subsidiaries as at such dates and the consolidated results of the operations of CEI and its consolidated Subsidiaries for the period ended on such dates, all in conformity with GAAP.

                  (b) Since December 31, 2002, there has been no Material Adverse Change and there have been no events or developments that in the aggregate have had a Material Adverse Effect, except as described on Schedule 4.04(b).

                  (c) Neither CEI nor any of its consolidated Subsidiaries had at June 30, 2003 any material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitment which is not reflected in the balance sheet at such date referred to in subsection (a) above or in the notes thereto.

                  (d) The unaudited pro forma consolidated projections of CEI and its consolidated Subsidiaries, a copy of which has been delivered to the Administrative Agent, has been prepared as of June 10, 2003, reflects as of such date, on a pro forma basis, the consolidated cash flows of CEI and its consolidated Subsidiaries, and the projections and assumptions expressed therein were reasonably based on the information available to CEI at the time so furnished.

                  (e) As of the Closing Date (and after giving effect to the making of Loans on the Closing Date) CEI, the Borrower and each member of the CEI Group listed on Schedule 4.04(e) is Solvent. From and after the Closing Date, each of CEI and the Borrower is Solvent.

                  Section 4.05 Full Disclosure.

                  No written statement prepared or furnished by or on behalf of any member of the CEI Group or any of its Affiliates in connection with any of the Financing Documents, Collateral descriptions or the consummation of the transactions contemplated thereby, and no financial statement delivered pursuant hereto or thereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; provided, that, with respect to projected financial information, CEI and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  Section 4.06 Litigation.

                  Except as specifically disclosed on Schedule 4.06, there is no action, suit, investigation, litigation or proceeding pending against or, to the Knowledge of CEI or the Borrower, threatened against or affecting, any member of the CEI Group before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or which in any manner draws into question the legality, validity or enforceability of any Financing Document.

                  Section 4.07 Margin Regulations.

                  No part of the proceeds of any Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

                  Section 4.08 Ownership of Borrower; Subsidiaries.

                  (a) The authorized capital stock of the Borrower consists of 1,000 shares of common stock, no par value per share, of which 1,000 shares are issued and outstanding. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned beneficially and of record by CEI, free and clear of all Liens other than the Lien granted to the Collateral Agent under the Security Agreement. No authorized but unissued shares, no treasury shares and, to the Knowledge of CEI and the Borrower, no other outstanding shares of capital stock of the Borrower are subject to any option, warrant, right of conversion or purchase or any similar right. Except as specifically disclosed on Schedule 4.08(a), there are no agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of the Borrower, or to the Knowledge of CEI and the Borrower, any agreement restricting the transfer or hypothecation of any such shares.

                  (b) Set forth on Schedule 4.08(b) hereto is a complete and accurate list showing, as of the date hereof, all Subsidiaries of CEI and, as to each such Subsidiary, the jurisdiction of its incorporation or formation, the number of shares of each class of Capital Stock authorized, the number outstanding on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by CEI. Except as set forth on
Schedule 4.08(b), no Capital Stock of any Subsidiary of CEI, which Capital Stock is owned by a member of the CEI Group, is subject to any outstanding option, warrant, right of conversion or purchase or any similar right. All of the outstanding Capital Stock of each such Subsidiary, which Capital Stock is owned by a member of the CEI Group, has been validly issued, is fully paid and non-assessable and is owned by the Persons named on Schedule 4.08(b), free and clear of all Liens other than (i) as described on Schedule 4.08(b) or (ii) Liens granted to the Collateral Agent under the Security Agreement. Except in respect of agreements and instruments evidencing the Existing Project Financing Debt, neither CEI nor any such Subsidiary is a party to, or has Knowledge of, any agreement restricting the transfer or hypothecation of any shares of Capital Stock of any such Subsidiary, which Capital Stock is owned by any member of the CEI Group, other than (i) as described on Schedule 4.08(b) or (ii) the Financing Documents. Except as disclosed on Schedule 4.08(b), no member of the CEI Group owns or holds, directly or indirectly, any Capital Stock or Equity Interest of, any Person other than such Subsidiaries.

                  (c) Each of the Subsidiary Guarantors in existence as of the date hereof is listed on Schedule VI. As of the date hereof, the Subsidiary Guarantors listed on Schedule VI constitute all of the Subsidiaries of CEI (other than the Borrower and the Caledonia-Related Entities) that are not contractually prohibited from guarantying the Obligations outstanding under the Financing Documents.

                  (d) Each of the Subsidiary Pledgors in existence as of the date hereof is listed on Schedule VII. As of the date hereof, the Subsidiary Pledgors listed on Schedule VII constitute all of the Subsidiaries of CEI (other than the Borrower, the Caledonia-Related Entities and any Subsidiary incorporated or otherwise organized in a jurisdiction outside the United States) that are not contractually prohibited from pledging Equity Interests in any of its Subsidiaries or any other Person. Except in respect of the Equity Interests of Agro Power Development, Inc. owned by the Borrower (which Equity Interests shall be pledged pursuant to Section 6.01(r)), the Collateral pledged by the Subsidiary Pledgors constitutes 100% (or, in the case of any issuer of such Collateral that is a "controlled foreign corporation" under Section 957(a) of the Internal Revenue Code, 65%) of the Equity Interests of each Person owned by such Subsidiary Pledgors that is permitted to be pledged by such Subsidiary Pledgors under the terms of the Contractual Obligations of such Subsidiary Pledgors in existence as of the date hereof.

                  (e) Each of the Subsidiary Grantors in existence as of the date hereof is listed on Schedule VIII. As of the date hereof, the Subsidiary Grantors listed on Schedule VIII constitute all of the Subsidiaries of CEI (other than the Borrower and the Caledonia-Related Entities) that are not contractually prohibited from pledging their assets and property (other than the Subsidiary Pledgors). The Collateral pledged by each Subsidiary Grantor constitutes all of the assets and property owned by such Subsidiary Grantor that is permitted to be pledged by such Subsidiary Grantor under the terms of the Contractual Obligations of such Subsidiary Grantor in existence as of the date hereof.

                  Section 4.09 Compliance with ERISA.

                  Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the currently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No Plan has Unfunded Liabilities in excess of $50,000 and the aggregate Unfunded Liabilities of all Plans does not exceed $50,000. No member of the ERISA Group has (a) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan;
(b) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, made any amendment to any Plan or Benefit Arrangement, or engaged in any transaction described in Sections 4062, 4063 or 4064 of ERISA, which has resulted or could result in the imposition of a Lien on the property of any member of the ERISA Group or the posting of a bond or other security pursuant to Sections 302(f), 307 or 4068 of ERISA or Sections 401(a)(29) or 412(n) of the Internal Revenue Code; (c) filed or been required to file notice with the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA; (d) received notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated; (e) received notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan; (f) given notice of intent to terminate any Plan under Section 4041(c) of ERISA, or (g) given notice of withdrawal from any Plan pursuant to Section 4063 of ERISA.

                  Section 4.10 Environmental Matters.

                  Except as disclosed on Schedule 4.10:

                  (a) Each member of the CEI Group and the operations of each member of the CEI Group comply with, and at all times have complied with, all applicable Environmental Laws other than such non-compliance the consequences of which in the aggregate have no Material Adverse Effect;

                  (b) Each member of the CEI Group has obtained all licenses, permits, consents or approvals from or by, has made all filings with, and has given all notices to each Governmental Authority having jurisdiction, necessary under applicable Environmental Laws for its operations, and all such licenses, permits, consents, approvals, filings and notices are in good standing, and each member of the CEI Group is in compliance with the terms and conditions of such licenses, permits, consents, approvals, filings and notices, other than such non-compliance the consequences of which in the aggregate have no Material Adverse Effect;

                  (c) No member of the CEI Group or any of its currently or previously owned or leased property or operations is subject to any threatened or outstanding order from or agreement with any Governmental Authority or other Person, and there is no action, suit, investigation, litigation or proceeding pending or, to the Knowledge of CEI or the Borrower, threatened against or affecting any member of the CEI Group or any of its currently or previously owned or leased property or operations, respecting (i) Environmental Laws, (ii) Remedial Action or (iii) any Environmental Liabilities and Costs, other than those the consequences of which in the aggregate have no Material Adverse Effect;

                  (d) There are no conditions or circumstances (including any Release or threatened Release of any Hazardous Substance) associated with the currently or previously owned or leased properties or operations of any member of the CEI Group which may give rise to any Environmental Liabilities and Costs other than those which in the aggregate have no Material Adverse Effect; and

                  (e) There are no conditions or circumstances (including any Release or threatened Release of any Hazardous Substance) which may give rise to any Environmental Liabilities and Costs associated with any operations of or ownership of property by any member of the CEI Group that have any reasonable likelihood of having a Material Adverse Effect.

                  Section 4.11 Liens.

                  There are no Liens of any nature whatsoever on any properties of any member of the CEI Group other than those permitted by Section 7.02. The Liens granted by the Credit Parties to the Collateral Agent pursuant to the Financing Documents are fully perfected first priority Liens in and to the Collateral.

                  Section 4.12 Investment Company; Public Utility Holding Company Act.

                  No member of the CEI Group is (a) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended. No member of the CEI Group is subject to regulation under any Requirement of Law which limits its ability to incur Debt.

                  Section 4.13 No Burdensome Restrictions; No Defaults.

                  (a) No member of the CEI Group (i) is a party to any Contractual Obligation the compliance with which would have a Material Adverse Effect, or (ii) is subject to any charter or corporate restriction which has a Material Adverse Effect.

                  (b) As of the date hereof, no member of the CEI Group is in default under or with respect to any Contractual Obligation owed by it, and, to the Knowledge of CEI and the Borrower, no other party is in default under or with respect to any Contractual Obligation owed to any member of the CEI Group, in either case, other than those defaults which in the aggregate have no Material Adverse Effect.

                  (c) No Event of Default or Default has occurred and is continuing.

                  (d) There is no Requirement of Law the compliance with which by any Credit Party would have a Material Adverse Effect.

                  (e) Except in respect of the Existing Project Financing Debt, as amended or refinanced as permitted hereunder, no Subsidiary of CEI is subject to any Contractual Obligation restricting or limiting its ability to declare or make any dividend payment or other distribution on account of any shares of any class of its Capital Stock or its ability to purchase, redeem, or otherwise acquire for value or make any payment in respect of any such shares or any shareholder rights.

                  Section 4.14 Insurance.

                  All policies of insurance of any kind or nature owned by or issued to any member of the CEI Group, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of the size and character of such member of the CEI Group. No member of the CEI Group has been refused insurance for which it applied or had any policy of insurance terminated (other than at its request or where such insurance was not available on commercially reasonable terms).

                  Section 4.15 Labor Matters.

                  (a) There are no strikes, work stoppages, slowdowns or lockouts pending or threatened against or involving any member of the CEI Group, other than those which in the aggregate have no Material Adverse Effect.

                  (b) There are no arbitrations or grievances pending against or involving member of the CEI Group, nor, to the Knowledge of CEI and the Borrower, are there any arbitrations or grievances threatened, involving any member of the CEI Group, other than those which, in the aggregate, if resolved adversely to such member of the CEI Group, would have no Material Adverse Effect.

                  (c) There is no organizing activity involving any member of the CEI Group pending or, to the Knowledge of CEI and the Borrower, threatened by any labor union or group of employees, other than those which in the aggregate have no Material Adverse Effect. There are no representation proceedings pending or threatened with the National Labor Relations Board, and no labor organization or group of employees of any member of the CEI Group have made a pending demand for recognition, other than those which in the aggregate have no Material Adverse Effect.

                  (d) There are no unfair labor practices charges, grievances or complaints pending or in process or threatened by or on behalf of any employee or group of employees of any member of the CEI Group, other than those which in the aggregate, if adversely determined, would have no Material Adverse Effect.

                  (e) There are no complaints or charges against any member of the CEI Group pending or, to the Knowledge of CEI and the Borrower, threatened to be filed with any federal, state or local court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any member of the CEI Group of any individual, other than those which in the aggregate, if resolved adversely, would have no Material Adverse Effect.

                  (f) Each member of the CEI Group is in compliance with all laws, and all orders of any court, Governmental Authority or arbitrator, relating to the employment of labor, including without limitation all such laws relating to wages, hours, collective bargaining, discrimination, civil rights, and the payment of withholding and/or social security and similar taxes, except for such non-compliances that in the aggregate have no Material Adverse Effect.

                  Section 4.16 Force Majeure.

                  Neither the business nor the properties of any member of the CEI Group are currently suffering from the effects of any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), other than those which in the aggregate have no Material Adverse Effect.

                  Section 4.17 Use of Proceeds; Termination of Existing CEI Credit Agreement.

                  (a) The proceeds of the Loans and the Letters of Credit are being used by the Borrower solely as follows:

                  (i) On the Closing Date, the Borrower will borrow $15,000,000 in Revolving Credit Loans, the proceeds of which shall be used solely to pay on the Closing Date a dividend to CEI in the amount of $15,000,000, which amount will be used by CEI solely to make a prepayment on the loans outstanding under the Existing CEI Credit Agreement and to refinance the Existing CDH Guaranty.

                  (ii) On the Closing Date, the Borrower will borrow $10,000,000 in Tranche A Term Loans, the proceeds of which shall be used solely to pay on the Closing Date a dividend to CEI in the amount of $10,000,000, which amount will be used by CEI solely to make a prepayment on the loans outstanding under the Existing CEI Credit Agreement and to refinance the Existing CDH Guaranty.

                  (iii) On the Closing Date, the Borrower will borrow $78,694,654.50 in Tranche B Term Loans, the proceeds of which shall be used solely to pay on the Closing Date a dividend to CEI in the amount of $78,694,654.50, which amount will be used by CEI solely to prepay the remainder of the loans and other Obligations outstanding under the Existing CEI Credit Agreement and to refinance the Existing CDH Guaranty.

                  (iv) On the Closing Date, the Tranche D Term Letters of Credit will be deemed issued in the amounts, and for the benefit of the Person, listed on Schedule XI.

                  (v) After the Closing Date, the proceeds of Revolving Credit Loans and Revolving Credit Letters of Credit will be used by the Borrower solely for general working capital purposes; provided, however that after the Closing Date, no proceeds of Revolving Credit Loans or Revolving Credit Letters of Credit may be used, directly or indirectly, for the funding or other benefit of the Southaven Project.

                  (vi) After the Closing Date, the proceeds of Tranche C Term Loans shall be used solely by the Borrower to make a contemporaneous dividend payment to CEI in the amount of such Tranche C Term Loans, which payment shall be used by CEI solely (i) to make payments required under the Amended and Restated Supplemental Equity Contribution Guaranty, dated as of May 22, 2002, as amended through the date hereof, in favor of Southaven Power, LLC and the Security Agent named therein as in effect on the date hereof, in an aggregate amount not to exceed $8,100,000, (ii) to purchase in the open market 8.10% Senior Notes at a price not to exceed 96% of the par value thereof or
         (iii) to make mandatory sinking fund payments as required by the 8.10% Senior Note Indenture; provided, however, that the aggregate proceeds of Tranche C Term Loans used for the purposes described in clauses (ii) and (iii) shall not exceed $40,000,000.

                  (vii) After the Closing Date, the proceeds of Tranche D Term Loans will be used solely to reimburse the Issuer in respect of Tranche D Term Letter of Credit Drawings, as provided in Section 2.07(i).

                  (b) Upon the making of the payments and the issuances of Letters of Credit described in subsections (a)(i), (ii), (iii) and (iv), the Existing CEI Credit Agreement (and all commitments to extend credit thereunder) and the other instruments and documents executed in connection therewith shall automatically be terminated (other than provisions thereof which, by their terms, survive such termination).

                  (c) None of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

                  Section 4.18 Intellectual Property.

                  Each member of the CEI Group owns or licenses or otherwise has the right to use all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of their respective businesses, without infringement upon or conflict with the rights of any other Person with respect thereto. To the Knowledge of CEI and the Borrower, no slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, or now contemplated to be employed, by any member of the CEI Group infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or, to the Knowledge of CEI and the Borrower, threatened.

                  Section 4.19 Title.

                  (a) Each member of the CEI Group owns good, clean and marketable fee simple absolute title to all of real property purported to be owned by such member of the CEI Group, which real property is at the date hereof described in Schedule 4.19, and good, clean and marketable title to, or valid leasehold interests in, all other properties and assets purported to be owned or leased by such member of the CEI Group, and none of such properties and assets, including, without limitation, such real property, is subject to any Lien, except Liens granted to the Collateral Agent on behalf of and for the ratable benefit of the Secured Parties pursuant to the Financing Documents or permitted thereunder.

                  (b) All material real property leased at the date hereof by any member of the CEI Group is listed on Schedule 4.19. To the Knowledge of CEI and the Borrower, no member of the CEI Group (i) is in default under any of the leases in respect of such leased real property, or (ii) has received any notice of default from the landlord of any such leased real property. To the Knowledge of CEI and the Borrower, no condition exists which, with the giving of notice or the passage of time, or both, would give rise to a default under any lease in respect of such leased real property. Each of such leases is valid and enforceable in accordance with its terms and is in full force and effect. The Borrower has delivered to the Administrative Agent true and complete copies of any such lease requested by the Administrative Agent and all related documents affecting the rights or obligations of the member of the CEI Group which is a party thereto, including, without limitation, any non-disturbance and recognition agreements, subordination agreements, attornment agreements and agreements regarding the term or rental of any of the leases.

                  (c) No member of the CEI Group owns or holds, or is obligated under or a party to, any option, right of first refusal or other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by such member of the CEI Group.

                  (d) No member of the CEI Group has received any notice, or has any Knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any real property owned or leased by any member of the CEI Group or any part thereof, or of any sale or other disposition of any real property owned or leased by any member of the CEI Group or any part thereof in lieu of condemnation.

                                    ARTICLE V

                               FINANCIAL COVENANTS

                  Section 5.01 Cash Flow Coverage Ratio.

                  CEI and the Borrower will maintain at the end of each period set forth below, a Cash Flow Coverage Ratio of not less than the ratio set forth below for each such period:

         Four                      Minimum Cash Flow
Fiscal Quarters Ending              Coverage Ratio
----------------------             ------------------
September 30, 2003                   1.00 to 1.00
December 31, 2003                    1.00 to 1.00
March 31, 2004                       1.00 to 1.00
June 30, 2004                        1.00 to 1.00
September 30, 2004                   1.00 to 1.00
December 31, 2004                    1.00 to 1.00
March 31, 2005                       1.05 to 1.00
June 30, 2005                        1.15 to 1.00
September 30, 2005                   1.25 to 1.00
December 31, 2005                    1.35 to 1.00

                  Section 5.02 Leverage Ratio.

                  CEI and the Borrower will maintain at the end of each fiscal quarter set forth below, a Leverage Ratio of not more than the ratio set forth below for each such fiscal quarter:

                                    Maximum Leverage
   Fiscal Quarter Ending                 Ratio
--------------------------          -----------------
September 30, 2003                    12.50 to 1.00
December 31, 2003                     12.50 to 1.00
March 31, 2004                        12.50 to 1.00
June 30, 2004                         12.50 to 1.00
September 30, 2004                    11.50 to 1.00
December 31, 2004                     10.50 to 1.00
March 31, 2005                        10.00 to 1.00
June 30, 2005                         10.00 to 1.00
September 30, 2005                    10.00 to 1.00
December 31, 2005                     10.00 to 1.00

                  Section 5.03 Tangible Net Worth.

                  CEI shall not permit its Tangible Net Worth at any time to be less than (a) the sum of (i) $250,000,000, plus (ii) 100% of cumulative Net Income of CEI and its consolidated Subsidiaries for each fiscal quarter (beginning with the fiscal quarter commencing on July 1, 2003) for which such Net Income is positive, plus (iii) 100% of the Net Cash Proceeds of any offering by CEI of Capital Stock consummated after the Closing Date, plus (vi) 100% of any capital contribution made to CEI or any of its Subsidiaries after the Closing Date by any holder of CEI's Capital Stock, minus (b) to the extent not included in any cumulative positive Net Income of CEI and its consolidated Subsidiaries referred to in clause (a)(ii) above, the loss attributed to the impairment or disposition of the Turbine Assets and CEI's indirect ownership interest in each of the Excluded Projects.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  Each of CEI and the Borrower agrees that, so long as any Loan or any other Obligation of any Credit Party under any Financing Document shall remain unpaid or any Lender has any Commitment hereunder or any amount payable under any Note remains unpaid or any Letter of Credit or any Reimbursement Obligation remains outstanding:

                  Section 6.01 Financial Statements and Other Information.

                  CEI shall deliver to each of the Lender Parties (it being understood that delivery to the Administrative Agent and the posting by the Administrative Agent of each of the following items on an electronic website shall constitute delivery to each of the other Lender Parties, and the Administrative Agent hereby agrees to post on an electronic website or otherwise distribute to the other Lender Parties any such item delivered by the Borrower to the Administrative Agent):

                  (a) as soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of CEI, (i) the unaudited consolidated balance sheet of CEI and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of CEI and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, (ii) the unaudited unconsolidated balance sheet of CEI as at the end of such quarter and the related unconsolidated statements of income for such quarter and the portion of the fiscal year through the end of such quarter, (iii) the unaudited consolidating balance sheet of CEI and its consolidated Subsidiaries as at the end of such quarter and the related consolidating statement of income for such quarter and the portion of the fiscal year through the end of such quarter, (iv) a statement of cash flows to CEI from each of its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared and presented in a format consistent with the most recent projections provided pursuant to Section 6.01(c), and (v) the unaudited balance sheet of the Borrower as at the end of such quarter and the related statements of income of the Borrower for such quarter and the portion of the fiscal year through the end of such quarter, in each case, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding quarter in the fiscal year immediately preceding such fiscal year, certified by the chief financial officer of CEI as fairly presenting the financial condition and results of operations of CEI and its Subsidiaries at such date and for such period, together with (i) a certificate of said officer stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which CEI and/or the Borrower proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by CEI in determining compliance with all financial covenants contained herein;

                  (b) as soon as available and in any event within 105 days after the end of each fiscal year of CEI,

                  (i) a copy of the audited consolidated balance sheet of CEI and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, in each case, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the fiscal year immediately preceding such fiscal year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants of nationally recognized standing, together with (x) a certificate of such accounting firm stating that in the course of the regular audit of the business of CEI and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default or Event of Default has occurred and is continuing, or, if in the opinion of such accounting firm, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, and
         (y) such statements of cash flows to CEI from each of its Subsidiaries for such fiscal year prepared and presented in a format consistent with the most recent projections provided pursuant to Section 6.01(c);

                  (ii) a copy of the unaudited unconsolidated balance sheet of CEI as at the end of such fiscal year and the related unconsolidated statements of income for such fiscal year, setting forth in each case in comparative form the figures for the fiscal year immediately preceding such fiscal year, certified by the chief financial officer of CEI as being fairly stated in all material respects and prepared in conformity with GAAP;

                  (iii) a copy of the unaudited consolidating balance sheet of CEI and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidating statement of income for such fiscal year, setting forth in each case in comparative form the figures for the fiscal year immediately preceding such fiscal year, certified by the chief financial officer of CEI as being fairly stated in all material respects and prepared in conformity with GAAP; and

                  (iv) a copy of the unaudited unconsolidated balance sheet of the Borrower as at the end of such fiscal year and the related unconsolidated statements of income for such fiscal year, setting forth in comparative form the figures for the fiscal year immediately preceding such fiscal year, certified by the chief financial officer of CEI as being fairly stated in all material respects and prepared in conformity with GAAP;

         in each case, certified by the chief financial officer of CEI as fairly presenting the financial condition and results of operations of CEI and its Subsidiaries at such date and for such period, together with (x) a certificate of said officer stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which

         CEI and/or the Borrower proposes to take with respect thereto, and (y) a schedule in form satisfactory to the Administrative Agent of the computations used by CEI in determining compliance with all financial covenants contained herein;

                  (c) as soon as available and in any event within 15 days after the first Domestic Business Day of each calendar quarter (or, during the continuance of a Default or Event of Default, each calendar month) updates of CEI's regularly prepared liquidity reports and long-term projections;

                  (d) simultaneously with delivery thereof pursuant to the 8.10% Senior Note Indenture and the 8.75% Senior Note Indenture, a calculation in reasonable detail of CEI's "Fixed Charge Coverage Ratio", as defined in the 8.10% Indenture and the 8.75% Indenture, as at the end of such calendar quarter;

                  (e) as soon as available and in any event no later than the date financial statements are required to be delivered pursuant to clause
(a) and (b) above, a statement of the monthly cash flows to CEI of each of its Subsidiaries for each of the twelve months ending prior to the date of such financial statements;

                  (f) within two Domestic Business Days after any officer of CEI or the Borrower obtains Knowledge of any Default or Event of Default, written notification from the chief executive officer, president, executive vice-president or chief financial officer of the Borrower setting forth the details thereof and the action which CEI and/or the Borrower is taking or proposes to take with respect thereto;

                  (g) promptly after the commencement thereof (or, in the case of a Non-Controlled Affiliate, promptly after a member of the CEI Group has Knowledge thereof), notice of all material actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator, affecting any member of the CEI Group or any Non-Controlled Affiliate;

                  (h) promptly and in any event, the earlier of (i) the date notice is required pursuant to the agreements listed in clause (x) below, in which case notice to the Lender Parties shall be simultaneous with notice given under such agreements, or (ii) within five Domestic Business Days after CEI or the Borrower becomes aware of the existence of (x) any breach or non-performance of, or any default under the 8.10% Senior Notes, the 8.10% Senior Note Indenture, the 8.75% Senior Notes, the 8.75% Senior Note Indenture, any credit agreement or similar document evidencing any Existing Project Financing Debt, the CEA Credit Agreement, the CMA Credit Agreement or any other Contractual Obligation which is material to the business, prospects, operations or financial condition of any member of the CEI Group, or (y) any Material Adverse Change or any event, development or other circumstance which has any reasonable likelihood of causing or resulting in a Material Adverse Change, telephonic notice in reasonable detail specifying the nature of the breach, non-performance, default, event, development or circumstance, including, without limitation, the anticipated effect thereof, which notice shall be promptly confirmed in writing within five days;

                  (i) promptly after the sending or filing thereof, copies of all notices, certificates or reports delivered pursuant to any of the agreements described in clause (h)(i) above;

                  (j) promptly upon the mailing thereof to the shareholders of CEI generally, copies of all financial statements, reports and proxy statements so mailed;

                  (k) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which CEI or the Borrower shall have filed with the Securities and Exchange Commission;

                  (l) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any required payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, makes any amendment to any Plan or Benefit Arrangement, or engaged in any transaction described in Sections 4062, 4063 or 4064 of ERISA, which has resulted or could result in the imposition of a Lien on the property of any member of the ERISA Group or the posting of a bond or other security pursuant to Sections 302(f), 307 or 4068 of ERISA or Sections 401(a)(29) or 412(n) of the Internal Revenue Code, a certificate of the chief executive officer, president, chief financial officer or chief accounting officer of CEI or the applicable member of the CEI Group setting forth details as to such occurrence and the action, if any, which CEI or the applicable member of the ERISA Group is required or proposes to take;

                  (m) not less than 10 days' prior to the anticipated receipt (or, in the case of a Non-Controlled Affiliate, if less than 10 days, promptly after a member of the CEI Group has Knowledge thereof) by any member of the CEI Group or any Non-Controlled Affiliate of Net Cash Proceeds from any Asset Sale, issuance of Debt or Equity Issuance, written notification from the chief executive officer, president, chief financial officer or chief accounting officer of CEI setting forth (i) a description of the transaction giving rise to such Net Cash Proceeds, (ii) the date or dates upon which such Net Cash Proceeds are anticipated to be received by such member of the CEI Group or Non-Controlled Affiliate, (iii) the amount of Net Cash Proceeds anticipated to be received on such date or each of such dates (together with a schedule detailing the calculations necessary to determine the amount of Net Cash Proceeds), and (iv) the amount of such Net Cash Proceeds that is anticipated to prepay the Loans and cash collateralize the Letters of Credit;

                  (n) promptly after receipt by any member of the CEI Group, a copy of each complaint, order, citation, notice or other written communication from any Person with respect to the existence or alleged existence of a material violation of any applicable Environmental Law by, or material Environmental Liabilities and Costs of, any member of the CEI Group or any Non-Controlled Affiliate, and promptly after discovery or otherwise learning by any member of the CEI Group of any condition or circumstance (including any Release or threatened Release of any Hazardous Substance) may have any reasonable likelihood of resulting in any material violation of any applicable Environmental Law by, or material Environmental Liabilities and Costs of, any member of the CEI Group or any Non-Controlled Affiliate, a description of the condition or circumstance and any action (including any Remedial Action) with respect thereto taken or proposed to be taken by any member of the CEI Group or Non-Controlled Affiliate;

                  (o) copies of all alterations, amendments, modifications, rescissions, terminations or waivers in respect of any Designated Agreement or Stockholder Loan and, upon request by the Administrative Agent, any other material Contractual Obligation of (i) any member of the CEI Group and (ii) if in the possession of any member of the CEI Group, any Non-Controlled Affiliate; and

                  (p) Within 30 days following the Closing Date, a description of the commencement date, termination date and renewal options (if any) in respect of all leased real property listed on Schedule 4.19.

                  (q) If requested by the Collateral Agent, any stock certificates representing any Equity Interests of any Pledged Subsidiary incorporated or otherwise organized outside the United States, which Equity Interests have been pledged to the Collateral Agent pursuant to the Security Agreement.

                  (r) Within 60 days following the Closing Date, to the extent permitted to be pledged by the Borrower under the terms of the Contractual Obligations in existence as of the date hereof, a supplement to the Security Agreement, pledging any Equity Interests of Agro Power Development, Inc. owned by the Borrower, together with the stock certificates representing such Equity Interests.

                  (s) from time to time such additional information regarding the financial position or business of any member of the CEI Group and, if in the possession of any member of the CEI Group, any Non-Controlled Affiliate, as the Administrative Agent, at the request of any other Lender Party, may reasonably request;

                  Section 6.02 Payment of Obligations.

                  CEI and the Borrower shall pay and discharge, and shall cause each other member of the CEI Group to pay and discharge, all its material Contractual Obligations and liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each member of the CEI Group to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

                  Section 6.03 New Real Estate or Personal Property; Other
Assets.

                  (a) If CEI, the Borrower or any Subsidiary Grantor acquires any real property not covered by a Mortgage, upon request by the Collateral Agent, CEI and the Borrower shall, and shall cause each such Subsidiary Grantor to, promptly execute, deliver and record a first priority mortgage in favor of the Collateral Agent on behalf and for the ratable benefit of the Secured Parties covering such real property, in form and substance satisfactory to the Collateral Agent, and provide the Collateral Agent (a) a title insurance policy covering such real property in an amount equal to the purchase price of such real property, (b) a current ALTA survey thereof, and (c) a surveyor's certificate in form and substance reasonably satisfactory to the Collateral Agent.

                  (b) If, at any time, CEI, the Borrower or any Subsidiary Grantor acquires any personal property (including, without limitation, any "fixtures", "security entitlements" or "financial assets", as defined in the Uniform Commercial Code in effect in the State of New York) not subject to a first priority Lien pursuant to a Collateral Document, CEI and the Borrower shall, and shall cause each Subsidiary Grantor or Subsidiary Pledgor, as the case may be, to, promptly execute, deliver, file and record such security agreements, account control agreements, financing statements, fixture filings and other instruments and documents in favor of the Collateral Agent on behalf and for the ratable benefit of the Secured Parties covering such personal property, in form and substance satisfactory to the Collateral Agent.

                  (c) To the extent not prohibited or limited by a contract or other agreement, if the Collateral Agent shall so request, each of CEI and the Borrower shall, and shall cause each of their respective Subsidiaries to,
(i) grant to the Collateral Agent a first priority Lien on any of its property not subject to a Lien in favor of the Collateral Agent as of the Closing Date and (ii) promptly execute, deliver, file and record such mortgages, security agreements, account control agreements, financing statements, fixture filings and other instruments and documents in favor of the Collateral Agent on behalf and for the ratable benefit of the Secured Parties covering such property, in form and substance satisfactory to the Collateral Agent; provided, however, that no member of the CEI Group shall be required to grant a Lien to the Collateral Agent on any voting stock or voting Equity Interests in any Subsidiary that is a "controlled foreign corporation" under Section 957(a) of the Internal Revenue Code of 1986, in excess of 65% of the voting stock or voting Equity Interests of each such Subsidiary.

                  Section 6.04 Maintenance of Property; Insurance.

                  (a) CEI and the Borrower (i) shall, and shall cause each other member of the CEI Group to, and (ii) shall vote or cause, to the extent within the corporate, partnership or limited liability company power of CEI, the Borrower or any Subsidiary of CEI, each Non-Controlled Affiliate to, keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (b) CEI and the Borrower (i) shall, and shall cause each other member of the CEI Group to, and (ii) shall vote or cause, to the extent within the corporate, partnership or limited liability company power of CEI, the Borrower or any Subsidiary of CEI, each Non-Controlled Affiliate to, maintain with financially sound and responsible insurance companies, insurance of such types, in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in similar circumstances in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to each Lender Party upon request information presented in reasonable detail as to the insurance so carried.

                  Section 6.05 Conduct of Business and Maintenance of Existence.

                  CEI and the Borrower (a) shall, and shall cause each other member of the CEI Group to, and (b) shall vote or cause, to the extent within the corporate, partnership or limited liability company power of CEI, the Borrower or any Subsidiary of CEI, each Non-Controlled Affiliate to, (i) continue to engage in business of the same general type as now conducted by such Person; (ii) continue to operate their respective businesses on a basis substantially consistent with the policies and standards of such Person as in effect on the date hereof and (iii) preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 6.05 shall prohibit any Asset Sale permitted by Section 7.07, any transaction permitted by Section 7.04, or the commencement of business or operations by any Inactive Subsidiary in compliance with the terms of the Financing Documents.

                  Section 6.06 Compliance with Laws.

                  CEI and the Borrower (a) shall, and cause each other member of the CEI Group to, and (b) shall vote or cause, to the extent within the corporate, partnership or limited liability company power of CEI, the Borrower or any Subsidiary of CEI, each Non-Controlled Affiliate to, comply with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (i) for such non-compliance, the result of which would not have a Material Adverse Effect and
(ii) where the necessity of compliance therewith is contested in good faith by appropriate proceedings (and the pendency of such proceedings themselves shall not have a Material Adverse Effect).

                  Section 6.07 Fiscal Year.

                  Each of CEI and the Borrower shall maintain as its fiscal year the twelve month period ending on December 31 of each year.

                  Section 6.08 Inspection of Property, Books and Records.

                  (a) CEI and the Borrower shall, and shall cause each other member of the CEI Group to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each other member of the CEI Group to permit, representatives of any Lender Party to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times during normal business hours and as often as may reasonably be desired, upon reasonable advance notice to CEI and the Borrower.

                  (b) CEI and the Borrower shall, and shall cause each other member of the CEI Group to, assist the representatives and consultants of the Lender Parties in preparing financial information and reports for the Lender Parties.

                  Section 6.09 Cash Management.

                  (a) CEI has established the CEI Revenue Account and the CEI Operating Account, and the Borrower has established the CDH Revenue Account, the CDH Operating Account, the Letter of Credit Cash Collateral Accounts and the Debt Account, each of which shall be, from and after the Closing Date, subject to the first-priority security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties.

                  (b) The CEI Revenue Account shall be used by CEI solely as a collection account for funds received by CEI, and no payments or withdrawals may be made from the CEI Revenue Account except for payments to the CEI Operating Account, the CDH Revenue Account or the CDH Operating Account as described below.

                  (c) The CEI Operating Account (which, together with payroll, tax, and other similar sub-accounts) shall be used by CEI as its sole operating account from which checks may be written and wire transfers made in payment of CEI expenses in the ordinary course of business.

                  (d) The CDH Revenue Account shall be used by the Borrower solely as a collection account for funds received by the Borrower from the other members of the CEI Group, and no payments or withdrawals may be made from the CDH Revenue Account except for payments to the CEI Revenue Account, the CDH Operating Account or the Debt Account as described below.

                  (e) The CDH Operating Account shall be used by the Borrower as its sole operating account from which checks may be written and wire transfers made in payment of Borrower expenses in the ordinary course of business.

                  (f) The Letter of Credit Cash Collateral Accounts shall be used by the Borrower solely for the purposes described in Sections 2.20 and 2.21.

                  (g) The Debt Account shall be used by the Borrower solely as a collection account, and no payments or withdrawals may be made from the Debt Account except in the prepayment of the Loans as described in Section 2.16.

                  (h) Subject to the last sentence of this clause (h), until (i) the Term Loans have been paid in full, (ii) the Tranche A Term Commitments, the Tranche B Term Commitments, the Tranche C Term Commitments and the Tranche D Term Commitments have been terminated and (iii) all Tranche D Term Letters of Credit 100% cash collateralized, CEI shall cause each of its Subsidiaries to transfer to CEI all cash received or held by such Subsidiary, from any source whatsoever (excluding (A) all amounts required to prepay the Loans and cash collateralize the Letters of Credit pursuant to Section 2.15 (other than Section 2.15(a)(vi)) and (B) cash held in a Collateral Account, but including all (1) dividends, distributions or management or similar fees received from any member of the CEI Group and (2) revenues received in the ordinary course); provided that such transfer shall not be required to be made if such transfer would (x) violate any Contractual Obligation existing on the Closing Date, (y) violate applicable Requirements of Law or if applicable Requirements of Law would require minority shareholder approval (it being understood that CEI shall use reasonable efforts to obtain such minority shareholder approval), a valuation or a discretionary order or would, in CEI's good faith determination or the good faith determination of a majority of the board of directors of such Subsidiary, involve a reasonable likelihood of there being a breach of fiduciary duties by the directors of such Subsidiary, or (z) leave such Subsidiary with insufficient cash on hand for the payment of its ordinary operating expenses. All cash received by CEI pursuant to the prior sentence shall, on the Domestic Business Day received by CEI, be deposited by CEI into the CEI Revenue Account. Subject to Section 6.09(l), during the continuance of any Default or Event of Default, CEI shall cause each of its Subsidiaries to transfer to the Borrower all such cash received or held by such Subsidiary, from any source whatsoever, which cash shall be deposited by the Borrower in the CDH Revenue Account.

                  (i) Subject to the last sentence of this clause (i), until (i) the Term Loans have been paid in full, (ii) the Tranche A Term Commitments, the Tranche B Term Commitments, the Tranche C Term Commitments and the Tranche D Term Commitments have been terminated and (iii) all Tranche D Term Letters of Credit 100% cash collateralized, all other cash received or held by CEI from any source whatsoever (excluding (A) all amounts required to prepay the Loans and cash collateralize the Letters of Credit pursuant to Section 2.15 (other than Section 2.15(a)(vi)), (B) cash held in the CEI Operating Account and
(C) checks and remittances other than from a member of the CEI Group in an individual amount not in excess of $50,000 which checks and remittances are deposited in the CEI Operating Account) shall, on the Domestic Business Day received by CEI, be deposited by CEI into the CEI Revenue Account. Subject to
Section 6.09(l), during the continuance of a Default or Event of Default, all such other cash received or held by CEI shall, on the date received, be transferred to the Borrower, which cash shall be deposited by the Borrower on the date received in the CDH Revenue Account.

                  (j) CEI may retain cash in the CEI Revenue Account and may transfer cash from the CEI Revenue Account to the CEI Operating Account; provided, however, that (i) the cash balance of the CEI Operating Account shall not, at the close of business on any Domestic Business Day, exceed the sum of
(A) $1,000,000 plus (B) an amount equal to outstanding checks drawn on, and pending wire transfers initiated from, the CEI Operating Account, and (ii) the combined cash balances of the CEI Revenue Account and the CEI Operating Account shall not, at the close of business on any Domestic Business Day, exceed the sum of (A) $10,000,000 plus (B) an amount equal to outstanding checks drawn on, and pending wire transfers initiated from, the CEI Operating Account.

                  (k) At or prior to the close of business on each Domestic Business Day, CEI and the Borrower shall transfer the excess (if any) of (i) the combined cash balances contained in the CEI Operating Account and the CDH Operating Account over (ii) the sum of (A) $1,000,000 plus (B) an amount equal to outstanding checks drawn on, and pending wire transfers initiated from, the CEI Operating Account and the CDH Operating Account to the CEI Revenue Account. After giving effect to the transfers referred to in the previous sentence, at or prior to the close of business each Domestic Business Day, CEI shall transfer the excess (if any) of (i) the combined cash balance contained in the CEI Operating Account, the CDH Operating Account and the CEI

Revenue Account over (ii) the sum of (A) $10,000,000 plus (B) an amount equal to outstanding checks drawn on, and pending wire transfers initiated from, the CEI Operating Account and the CDH Operating Account from the CEI Revenue Account to the CDH Revenue Account.

                  (l) If, at the close of business on any Domestic Business Day, the combined cash balances in the CEI Operating Account, the CDH Operating Account and the CEI Revenue Account are less than the sum of (i) $10,000,000 plus (ii) an amount equal to outstanding checks drawn on, and pending wire transfers initiated from, the CEI Operating Account and the CDH Operating Account, the Borrower may transfer cash in an amount not to exceed such difference from the CDH Revenue Account to the CEI Revenue Account and/or the CDH Operating Account.

                  (m) At or prior to the close of business on the penultimate Domestic Business Day of each calendar month, the Borrower shall transfer the entire cash balance in the CDH Revenue Account to the Debt Account.

                  (n) By 12:00 P.M. (New York City time) on the third Domestic Business Day of each calendar month, the Collateral Agent shall transfer the entire cash balance in the Debt Account to the Administrative Agent, to prepay of the Loans and the other Obligations outstanding under the Financing Documents and to cash collateralize the Letters of Credit, in each case as described in Section 2.16.

                  (o) Each of CEI and the Borrower hereby authorizes the Collateral Agent to make each of the transfers from the Collateral Accounts described in this Section 6.09 at the times specified in this Section 6.09 without further notification or action on the part of any member of the CEI Group.

                  Section 6.10 Termination of Guaranty and Pledge Restrictions.

                  If any contractual or other prohibition, restriction or limitation binding on any member of the CEI Group on the date hereof preventing any member of the CEI Group from Guaranteeing, or granting a Lien on any of its assets to secure, the Obligations outstanding under the Financing Documents is terminated or ceases to be in effect or enforceable for any reason whatsoever, each of CEI and the Borrower shall cause such member of the CEI Group to execute and deliver a Subsidiary Guaranty and, as deemed appropriate by the Collateral Agent, a Security Agreement and/or Mortgage, granting a first priority Lien in favor of the Collateral Agent in all of the real and personal property owned by such member of the CEI Group. In connection with the foregoing, CEI and the Borrower shall, and shall such member of the CEI Group to, (i) take whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Collateral Agent to vest in the Collateral Agent valid and subsisting Liens on the properties purported to be subject to the pledges and security agreements delivered pursuant to this Section 6.10, enforceable against all third parties in accordance with their terms, and (ii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such pledges, assignments and security agreements.

                  Section 6.11 Further Assurances.

                  Promptly upon request by the Administrative Agent, CEI and the Borrower shall, and shall cause each other member of the CEI Group to, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, security agreements, pledge agreements, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Financing Documents, (ii) to the fullest extent permitted by applicable law, subject each member of the CEI Group's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Financing Document or under any other instrument executed in connection with any Financing Document to which any Credit Party is or is to be a party.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

                  Section 7.01 Limitation on Debt.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, incur, assume, create or suffer to exist any Debt, except for:

                  (a)      In the case of CEI and the Borrower:

                  (i)      Debt under the Financing Documents;

                  (ii)     Debt existing on the date hereof and set forth on
         Schedule 7.01; and

                  (iii) Debt incurred to prepay the Debt of the Credit Parties under the Financing Documents, provided that (A) the aggregate Net Cash Proceeds of such Debt shall not be greater than the aggregate principal amount of the Debt being prepaid, (B) such Debt shall contain no amortization, repayment, prepayment or repurchase requirements prior to January 31, 2007 and (C) the other material terms of such Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable taken as a whole in any material respect to the members of the CEI Group or the Lender Parties than the terms of the Debt outstanding under the Financing Documents; provided, however, that the interest rates with respect to any such Debt may be set at current market rates at the time of such incurrence.

                  (b) In the case of each member of the CEI Group (other than CEI, the Borrower, CEA and CMA):

                  (i)      Debt under the Financing Documents;

                  (ii)     Existing Project Financing Debt;

                  (iii) Other Debt existing on the date hereof and set forth on Schedule 7.01; and

                  (iv) Debt incurred to refinance, replace, refund or extend any or all of the Existing Project Financing Debt, provided that (A) the aggregate principal amount of such Debt shall not exceed the aggregate principal amount of the Debt being refinanced, replaced, refunded or extended, unless the Loans are prepaid in an amount equal to such excess pursuant to Section 2.15(a)(ii), (B) a member of the CEI Group shall be a direct or contingent obligor in respect of such Debt to no greater extent than such member of the CEI Group is liable in respect of the Debt being refinanced, replaced, refunded or extended,
         (C) the final maturity of such Debt is no earlier than the Debt being refinanced, replaced, refunded or extended, and (D) except with respect to the Existing Project Financing Debt in respect of the Quachita Project, the Southaven Project and the Dominican Republic Project, the material terms (including amortization schedule, prepayment and repurchase requirement, interest rates, covenants and defaults) taken as a whole of such Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the members of the CEI Group or the Lender Parties than the terms of the Debt being so refinanced, replaced, refunded or extended.

                  (c) In the case of CEA and its Subsidiaries and CMA and its Subsidiaries:

                  (i) Debt incurred by CEA and its Subsidiaries under the CEA Credit Agreement, as in effect on the date hereof;

                  (ii) Debt incurred by CMA and its Subsidiaries under the CMA Credit Agreement, as in effect on the date hereof (plus automatic increases of letter of credit amounts and the related reimbursement Debt as provided therein); and

                  (iii) Debt incurred to refinance, replace, refund or extend any or all of the Debt outstanding under the CEA Credit Agreement or the CMA Credit Agreement, provided that (A) the aggregate principal amount of such Debt shall not exceed the aggregate principal amount of the Debt being refinanced, replaced, refunded or extended, unless the Loans are prepaid in an amount equal to such excess pursuant to Section 2.15(a)(ii), (B) CEA, CMA and their respective Subsidiaries shall be a direct or contingent obligor in respect of such Debt to no greater extent than such Person is liable in respect of the Debt being refinanced, replaced, refunded or extended, (C) the final maturity of such Debt is no earlier than the Debt being refinanced, replaced, refunded or extended, and (D) the material terms (including amortization schedule, prepayment and repurchase requirement, interest rates, covenants and defaults) taken as a whole of such Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to CEA, CMA and their respective Subsidiaries or the Lender Parties than the terms of the Debt being so refinanced, replaced, refunded or extended; provided, however, that the interest rates with respect to any such Debt may be set at current market rates at the time of such incurrence.

                  (d)      In the case of each member of the CEI Group:

                  (i) Debt owing by a Credit Party that is a wholly-owned Subsidiary of CEI to another Credit Party that is a wholly-owned Subsidiary of CEI, so long as such Debt is subordinated on terms reasonably satisfactory to the Administrative Agent to the Debt of such Credit Party under the Financing Documents;

                  (ii) Current liabilities in respect of taxes, assessments and governmental charges or levies incurred, or claims for labor, materials, inventory, services, supplies and rentals incurred, or for goods or services purchased, in the ordinary course of business consistent with the past practice of such member of the CEI Group;

                  (iii) Debt (not for borrowed money) incurred in the ordinary course of business to support the performance obligations of a Subsidiary of CEI engaged in providing construction management or operating services to a Power Generation Facility;

                  (iv) Purchase money Debt in respect of any Property acquired or held by a member of the CEI Group in the ordinary course of business; provided, the principal amount of such Debt does not exceed 100% of the purchase price of such Property and is incurred solely for the purpose of financing the acquisition of such Property;

                  (v) Debt under any Capitalized Lease incurred in the ordinary course of business; provided, the principal amount of such Debt does not exceed 100% of the purchase price of such Property and is incurred solely for the purpose of financing the acquisition of such Property; and

                  (vi)     Debt under Hedge Agreements permitted by Section
         7.10(b).

                  Section 7.02 Liens.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a)      Liens created under the Financing Documents;

                  (b) Liens existing on the date of this Agreement securing the Existing Project Financing Debt and the Debt outstanding under the CEA Credit Agreement and the CMA Credit Agreement;

                  (c) Purchase money Liens and purchase money security interests upon or in any Property acquired or held by a member of the CEI Group in the ordinary course of business securing Debt permitted under Section 7.01(d)(iv);

                  (d) Liens to secure Capitalized Lease Obligations if the incurrence of such Debt is permitted by Section 7.01(d)(v); provided, however, that: (i) any such Lien is created solely for the purpose of securing Debt representing, or incurred to finance, refinance or refund, the cost (including, without limitation, the cost of construction) of the property subject thereto,
(ii) the principal amount of the Debt secured by such Lien does not exceed 100% of such cost, (iii) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item, and (iv) such Capitalized Lease Obligations are in the ordinary course of business;

                  (e) Any Lien existing on any asset prior to the acquisition thereof by a Subsidiary of the Borrower and not created in contemplation of such acquisition;

                  (f) Pari passu first priority Liens on the Collateral, securing Debt of the type described in Section 7.01(a)(iii) if, after application of the Net Cash Proceeds thereof to the prepayment of the Loans and the cash collateralization of Letters of Credit, the Loans and Commitments are permanently reduced to an aggregate outstanding amount not in excess of $50,000,000 (and in connection with such incurrence of Debt, the Collateral Agent shall enter into customary intercreditor agreement on terms reasonably acceptable to the Collateral Agent to effect the same).

                  (g) Second priority Liens on the Collateral (subordinated to the Liens on the Collateral in favor of the Collateral Agent on terms and conditions satisfactory to the Collateral Agent), securing Debt of the type described in Section 7.01(a)(iii) in an original principal amount of not less than $50,000,000, the Net Cash Proceeds of which are used to prepay the Loans and cash collateralize Letters of Credit;

                  (h) Any Lien securing the refinancing, renewal, extension or refunding of any Debt secured by any Lien permitted by subsections (b), (c),
(d), (e), (f) or (g) of this Section 7.02 without any increase in the amount secured thereby or in the assets subject to such Lien;

                  (i) Liens in connection with worker's compensation, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith deposits in connection with tenders, contracts or leases to which a member of the CEI Group is a party or other deposits required to be made in the ordinary course of business and not in connection with borrowing money or obtaining advances or credit; provided in each case that the obligation or liability arises in the ordinary course of business and if overdue is being contested in good faith by appropriate proceedings;

                  (j) Liens arising by operation of law in favor of materialmen, mechanics, warehousemen, carriers, lessors or other similar Persons incurred by a member of the CEI Group in the ordinary course of business which secure its obligations or liabilities to such Person; provided in each case that the obligation or liability arises in the ordinary course of business and if overdue is being contested in good faith by appropriate proceedings;

                  (k) With respect to real property, easements, rights of way, reservations and other minor defects or irregularities in title which do not materially burden such real property or impair the use thereof for the purposes for which it is held by a member of the CEI Group;

                  (l) Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

                  (m) Deposits to secure the performance of bids, trade contracts and leases (other than Debt), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (n) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(q) or securing appeal or other surety bonds related to such judgments;

                  (o) Leases or subleases granted to others not interfering in any material respect with the business of any member of the CEI Group;

                  (p) Any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;

                  (q) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 7.06;

                  (r) Normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

                  (s) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; and

                  (t) Liens of sellers of goods to any member of the CEI Group arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses.

                  Section 7.03 Restricted Payments.

                  (a) CEI shall not, directly or indirectly (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of any of its Equity Interests, (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests, (iii) return any capital to its stockholders as such, or (iv) purchase, redeem, prepay, defease or otherwise acquire for value or make any payment (other than required payments) on account or in respect of any principal amount of Debt (other than the Loans), now or hereafter outstanding, except for the purchase of 8.10% Senior Notes in the open market at a purchase price not greater than 96% of the par value thereof.

                  (b) The Borrower shall not, directly or indirectly (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of any of its Equity Interests other than dividends and distributions paid to CEI in accordance with Sections 4.17 or 6.09,(ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests, (iii) return any capital to its stockholders as such, or (iv) except for the Loans, purchase, redeem, prepay, defease or otherwise acquire for value or make any payment (other than required payments) on account or in respect of any principal amount of Debt for borrowed money, now or hereafter outstanding.

                  (c) CEI and the Borrower shall not permit any other member of the CEI Group to, directly or indirectly (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of any of its Equity Interests other than dividends paid ratably to each holder of such Equity Interests, (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests, (iii) return any capital to its stockholders as such or (iv) purchase, redeem, prepay, defease or otherwise acquire for value or make any payment (other than required payment obligations in effect on the date hereof) on account or in respect of any principal amount of Debt for borrowed money, now or hereafter outstanding, except, payments may be made to a Credit Party on account of any Debt owing to such Credit Party.

                  Section 7.04 Consolidations and Mergers.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, merge into, consolidate with or sell, transfer or otherwise dispose of all or substantially all of its assets to, any Person or permit any Person to merge into it, except that:

                  (a) a Subsidiary of the Borrower may sell, transfer or otherwise dispose of all or substantially all of its assets, if such sale, transfer or disposition is permitted under Section 7.07(c);

                  (b) in connection with any sale or other disposition permitted under Section 7.07(c), a member of the CEI Group may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, provided that, immediately after the consummation of such merger, such member of the CEI Group no longer constitutes a Subsidiary of CEI; and

                  (c) each of the Inactive Subsidiaries may be merged with and into the member of the CEI Group owning 100% of such Inactive Subsidiary's Equity Interests.

                  Section 7.05 Transaction with Affiliates.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, directly or indirectly, pay any funds to or for the account of, make any Investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except for transactions in the ordinary course of business on a basis no less favorable to CEI, the Borrower or such other member of the CEI Group as would be obtained in a comparable arm's length transaction with a Person not an Affiliate. This covenant shall not apply to (a) any transaction on commercially reasonable terms between CEI and CIP for the lease of CEI's headquarters building, (b) Stockholder Loans as in effect on the date hereof and (c) any other agreements with Affiliates of CEI as in effect on the date hereof.

                  Section 7.06 Investments in Other Persons.

                  Neither CEI nor the Borrower shall make or hold, or permit any other member of the CEI Group to make or hold, any Investment in any Person, except:

                  (a) Investments by members of the CEI Group existing or outstanding on the date hereof;

                  (b) Investments in the form of working capital loans, subordinated to the Obligations outstanding under the Financing Documents pursuant to documentation satisfactory to the Administrative Agent, in members of the CEI Group having a direct ownership interest in the Roxboro Project, Southport Project, Hopewell Project or Portsmouth Project in an aggregate amount at any time outstanding not to exceed $2,500,000 and not to exceed $1,000,000 in respect of the Roxboro Project, Southport Project, Hopewell Project or Portsmouth Project individually;

                  (c) loans and advances to employees (except employees who are also stockholders of any member of the CEI Group, in which case, any such loans or advances are prohibited) in the ordinary course of the business of such member of the CEI Group as presently conducted in an aggregate principal amount not to exceed $200,000 at any time outstanding, provided that such limitation shall not apply to (i) loans and advances which are made from any such employee's 401(k) account or other similar retirement benefit plan or defined contribution plan and (ii) advances related to reasonable and customary business travel expenses incurred in the ordinary course of business;

                  (d) Investments in accounts, contract rights and chattel paper (each as defined in the Uniform Commercial Code), notes receivable and similar items arising or acquired in the ordinary course of business consistent with the past practice;

                  (e)      Investments in Temporary Cash Investments;

                  (f) Investments in Subsidiaries of CEI resulting from drawings under, or renewals or extensions of, letters of credit, surety bonds, Guaranties or performance bonds supporting obligations of such Subsidiaries issued and outstanding on the Closing Date (including renewals and extensions thereof) and Investments in Subsidiaries of CEI to cash collateralize obligations supported by such letters of credit, bonds or Guaranties if they expire or are cancelled undrawn;

                  (g) Investments in any non-cash proceeds received in connection with any transaction permitted by the provisions of Section 7.07;

                  (h) Investments by CEI in the form of payments, redemptions or repurchases of the 8.10% Senior Notes made with the proceeds of Tranche C Term Loans in accordance with Section 4.17(a)(vi); and

                  (i) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, or as a result of a default by, customers or suppliers to, or co-investors in, any member of the CEI Group.

                  Section 7.07 Asset Sales.

                  Subject to the provisions of Section 7.04, neither CEI nor the Borrower shall sell, lease, transfer or otherwise dispose of, or permit any other member of the CEI Group to sell, lease, transfer or otherwise dispose of, any assets or other Property, or grant any option or other right to purchase, lease or otherwise acquire any assets or other Property, except:

                  (a)      Excluded Asset Sales;

                  (b) the transfer of Property and members of the CEI Group comprising the Caledonia Project pursuant to the Term Sheet, dated as of May 21, 2003, as modified by the letter agreement dated as of August 19, 2003, each among Cogentrix Caledonia Holdings I, Inc., Caledonia Generating, LLC, and General Electric Capital Corporation; and

                  (c) sales, transfers or other dispositions of assets not constituting Collateral so long as (i) the consideration received by such member of the CEI Group for such assets shall equal or exceed the Fair Market Value of such assets, (ii) after the repayment or prepayment of all Debt (other than the Loans) required to be repaid or prepaid in connection with such sale, transfer or disposition, at least 90% of the remaining purchase price received by such member of the CEI Group for such asset shall consist solely of cash or securities or other obligations that can be readily converted to cash so long as such securities or other obligations are converted to cash on the closing date of such sale, transfer or other disposition; (iii) any non-cash proceeds received by such member of the CEI Group are pledged to the Collateral Agent as Collateral under the Security Agreement, and (iv) the Loans are prepaid and Letters of Credit are cash collateralized in an amount equal to the Net Cash Proceeds from such sale, transfer or disposition pursuant to, and in the amount and order of priority set forth in, Section 2.15(a)(i).

                  Upon a sale of assets or the sale of Equity Interests of a member of the CEI Group permitted by this Section 7.07, the Administrative Agent and the Collateral Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Collateral Agent's security interest, if any, in such assets or Equity Interests, including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any, and the release of such member of the CEI Group from all of its obligations, if any, under the Financing Documents.

                  Section 7.08 Lease Obligations.

                  Except as specifically disclosed on Schedule 7.08, neither CEI nor the Borrower shall create or suffer to exist, or permit any other member of the CEI Group to create or suffer to exist, any obligations as lessee for the rental or hire of real or personal property of any kind under other leases or agreements to lease having an original term of one year or more which would cause the direct or contingent liabilities of CEI and its Subsidiaries, on a consolidated basis, in respect of all such obligations to exceed $1,000,000 payable in any period of 12 consecutive months.

                  Section 7.09 Issuances and Transfers of Equity Interests.

                  The Borrower shall not, and CEI and the Borrower shall not permit any of its Subsidiaries to, issue any Equity Interests other than (i) any issuance of common stock in connection with an Asset Sale or other disposition permitted by Section 7.07 or (ii) any such issuance of common stock (other than Redeemable Stock) by a Subsidiary of the Borrower to the Borrower or a Subsidiary Pledgor, and then only if pledged to the Collateral Agent pursuant to the Security Agreement.

                  Section 7.10 Off Balance Sheet Obligations; Hedge Agreement Obligations.

                  (a) Neither CEI nor the Borrower shall have, incur or undertake, or permit any other member of the CEI Group to have, incur or undertake any Off Balance Sheet Obligations, other than (i) Off Balance Sheet Obligations existing on the date hereof and (ii) operating leases permitted by
Section 7.08.

                  (b) Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, enter into any Hedge Agreement, except for Hedge Agreements entered into to hedge against fluctuations in interest rates, foreign exchange rates and commodity prices incurred in the ordinary course of business and consistent with prudent business practice.

                  Section 7.11 Change in Nature of Business.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, engage in any material line of business substantially different from those lines of business conducted by CEI, the Borrower or such Subsidiary of CEI on the date hereof or any business substantially related or incidental thereto.

                  Section 7.12 Modification of Contractual Obligations.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, alter, amend, modify, rescind, terminate or waive any of their respective rights under the Designated Agreements, the Stockholder Loans, or any other material Contractual Obligation; provided, however, that CEI or the Borrower may, and may permit any member of the CEI Group to, alter, amend, modify, rescind, terminate or waive any of their respective rights under the Designated Agreements (other than the 8.10% Senior Notes, the 8.10% Senior
Note Indenture, the 8.75% Senior Notes, or the 8.75% Senior Note Indenture) or any other Contractual Obligation solely to allow the incurrence of Debt permitted by Sections 7.01(a)(iii), 7.01(b)(iv) or 7.01(c)(iii); provided, further, that, with respect to any Contractual Obligation, other than the 8.10% Senior Notes, the 8.10% Senior Note Indenture, the 8.75% Senior Notes, the 8.75% Senior Note Indenture or the Stockholder Loans, neither CEI nor the Borrower shall be deemed in default of this Section 7.12 if (a) all such alterations, amendments, modifications, rescissions, terminations or waivers in the aggregate have no Material Adverse Effect, (b) such alteration, amendment, modification, rescission, termination or waiver would not (i) increase the likelihood of a Letter of Credit Drawing under any Letter of Credit or (ii) alter the circumstances pursuant to which a Letter of Credit Drawing could be made under any Letter of Credit, and (c) the terms of such alteration, amendment, modification, rescission, termination or waiver are no less favorable in any material respect to the members of the CEI Group or the Lender Parties than the terms of the agreement being so altered, amended, modified, rescinded terminated or waived.

                  Section 7.13 Accounting Changes.

                  Neither CEI nor the Borrower shall make, nor permit any other member of the CEI Group to make, any change in accounting treatment and reporting practices, except as (a) required by law or (b) permitted by a change in GAAP made after the Closing Date which allows for changes in accounting treatment elections and disclosed to the Lenders Parties.

                  Section 7.14 Cancellation of Indebtedness Owed to It.

                  Neither CEI nor the Borrower shall cancel, or permit any other member of the CEI Group to cancel, (a) any Stockholder Loan or (b) any other claim or Debt owed to it except in the case of this clause (b) for adequate consideration and in the ordinary course of business.

                  Section 7.15 New Subsidiaries.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, acquire, incorporate or otherwise organize any Subsidiary which was not in existence on the Closing Date, unless (a) all the outstanding Equity Interests of such Subsidiary are owned by a Credit Party and pledged to the Collateral Agent pursuant to the Security Agreement (b) such Subsidiary executes and delivers a Subsidiary Guaranty, and (c) such Subsidiary executes and delivers, as deemed appropriate by the Collateral Agent, a Security Agreement and/or Mortgage, granting a first priority Lien in favor of the Collateral Agent in all of the real and personal property owned by such Subsidiary. In connection with the foregoing, CEI and the Borrower shall, and shall cause each other member of the CEI Group to, (i) take whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Collateral Agent to vest in the Collateral Agent valid and subsisting Liens on the properties purported to be subject to the pledges and security agreements delivered pursuant to this Section 7.15, enforceable against all third parties in accordance with their terms, and (ii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such pledges, assignments and security agreements.

                  Section 7.16 Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries.

                  Neither CEI nor the Borrower shall, or shall permit any other member of the CEI Group to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of CEI (other than the

Caledonia-Related Entities, Quachita-Related Entities, Southaven-Related Entities and Dominican Republic-Related Entities) to (a) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Subsidiary owned by any member of the CEI Group, (b) make payments in respect of any Debt owed to any member of the CEI Group, (c) make loans or advances to the Borrower or any Subsidiary of the Borrower or (d) transfer any of its Property to the Borrower or any Subsidiary of CEI, other than those encumbrances and restrictions created or existing (i) on the date of this Agreement, or (ii) pursuant to the Financing Documents.

                  Section 7.17 Limitations on Accumulation of Funds by Subsidiaries.

                  CEI and the Borrower shall not permit the accumulation of funds at any member of the CEI Group, other than (a) cash balances contained in the Collateral Accounts maintained by CEI and the Borrower, as described in this Agreement, (b) cash balances as may be reasonably required to be maintained by a Subsidiary of CEI for the payment of ordinary operating expenses incurred in the ordinary course of business, (c) in the case of any Subsidiary of CEI (other than the Borrower) directly owning an interest in a power generation facility, funds required to be accumulated pursuant to reasonable and customary restrictions in effect on the date hereof or in respect of Debt permitted under
Section 7.01(b)(iv), imposed under the documentation for the financing or operation of such power generation facility and required for such financing or operation, (d) in the case of CMA, funds required to be accumulated pursuant to the CMA Credit Agreement and the security deposit agreement entered into in connection therewith as in effect on the date hereof or in respect of Debt permitted under Section 7.01(c)(iii), and (e) in the case of CEA, funds required to be accumulated pursuant to the CEA Credit Agreement and the security deposit agreement entered into in connection therewith as in effect on the date hereof or in respect of Debt permitted under Section 7.01(c)(iii).

                  Section 7.18 Capital Structure.

                  Neither CEI nor the Borrower shall make, or shall permit any other member of the CEI Group to make, any change in its capital structure (including, without limitation, in the terms of its outstanding Equity Interests) or amend its certificate of incorporation, by-laws or other comparable documents other than amendments which in the aggregate have no Material Adverse Effect.

                  Section 7.19 Use of Proceeds.

                  The Borrower shall not use the proceeds of any Loan or any Letter of Credit for any purpose other than those specified in Section 4.17.

                  Section 7.20 Bank Accounts.

                  (a) CEI shall not maintain any bank account or similar account with any financial institution other than the CEI Revenue Account and the CEI Operating Account (together with customary payroll, tax and similar sub-accounts).

                  (b) The Borrower shall not maintain any bank account or similar account with any financial institution other than the CDH Operating Account, the CDH Revenue Account, the Letter of Credit Cash Collateral Accounts and the Debt Account.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                  Section 8.01 Events of Default.

                  If one or more of the following events (each, an "EVENT OF DEFAULT") shall have occurred and be continuing:

                  (a) The Borrower shall fail to pay when due any principal of any Loan or any Reimbursement Obligation, or shall fail to pay within five days of the date when due any interest, fees or other amounts payable under any Financing Document;

                  (b) The Borrower or CEI shall fail to observe or perform any covenant contained in Section 6.01 (other than Section 6.01(a), (b), (c),
(e) or (l)) or 6.09 or in Article VII;

                  (c) The Borrower or CEI shall fail to observe or perform any covenant contained in Sections 6.01(a), (b), (c), (e) or (l) for three Domestic Business Days after the earlier of (i) such Credit Party becoming aware of such failure or (ii) written notice thereof being given to the Borrower by the Administrative Agent at the request of any Lender Party;

                  (d) Any Credit Party shall fail to observe or perform any covenant or agreement contained in any Financing Document (other than those covered by clause (a) or (b) above) for 10 days after the earlier of (i) such Credit Party becoming aware of such failure or (ii) written notice thereof being given to the Borrower by the Administrative Agent at the request of any Lender Party;

                  (e) Any representation, warranty, certification or statement made by any Credit Party in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document shall prove to have been incorrect in any material respect when made (or deemed made);

                  (f) Any provision of any Financing Document shall cease to be valid, binding and in full force and effect, or any member of the CEI Group shall so state in writing, other than as permitted by the Financing Documents or upon satisfaction in full of all of the Obligations;

                  (g)      Any Collateral Document or the provisions of Sections
2.20 or 2.21 shall, for any reason, cease to create a valid Lien on any of the Collateral purported to be covered thereby, or such Lien shall cease to be a perfected and first priority Lien, or any member of the CEI Group shall so state in writing, unless such reason is within the control of the Lender Parties;

                  (h) Any member of the CEI Group shall fail to pay any principal of or premium or interest on any Debt outstanding under any of the Designated Agreements or any Debt incurred to refinance, replace, refund or extend any or all of the Debt outstanding under the Designated Agreements when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any Designated Agreement (excluding, through July 5, 2004 only, the CEA Credit Agreement) or any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall become or be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), or any member of the CEI Group shall be required to repurchase or offer to repurchase such Debt, prior to the stated maturity thereof;

                  (i) Any Credit Party or any Specified Subsidiary shall fail to pay any principal of or premium or interest on any Debt of such Credit Party or Specified Subsidiary having a principal amount of $10,000,000 or more (excluding the Loans and the Debt outstanding under any of the Designated Agreements), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall become or be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), or any Credit Party or any Specified Subsidiary shall be required to repurchase or offer to repurchase such Debt, prior to the stated maturity thereof; provided, however, that any such event or condition caused solely by the failure of a Specified Subsidiary to maintain insurance as required by the terms of such Debt shall not constitute an "Event of Default" under this clause (i) if (i) such insurance is not commercially available, (ii) the maturity of such Debt has not been accelerated and (iii) such event or condition has not resulted in the blockage of distributions of cash from such Specified Subsidiary to CEI for a period of time during which two consecutive calendar quarters have ended;

                  (j) Any member of the CEI Group (other than a Credit Party or a Specified Subsidiary) or any Non-Controlled Affiliate shall fail to pay any principal of or premium or interest on any Debt of such member of the CEI Group or such Non-Controlled Affiliate which Debt is not Non-Recourse to each Credit Party having a principal amount of $10,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall become or be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), or such member of the CEI Group or such Non-Controlled Affiliate shall be required to repurchase or offer to repurchase such Debt, prior to the stated maturity thereof;

                  (k) Any member of the CEI Group (other than a Credit Party or a Specified Subsidiary) or any Non-Controlled Affiliate shall fail to pay any principal of or premium or interest on any Debt of such member of the CEI Group or such Non-Controlled Affiliate which

Debt is Non-Recourse to each Credit Party having a principal amount of $10,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall become or be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), or such member of the CEI Group or such Non-Controlled Affiliate shall be required to repurchase or offer to repurchase such Debt, prior to the stated maturity thereof (all such Debt, "DEFAULTED NON-RECOURSE DEBT"); provided, however, that an Event of Default shall not have occurred under this clause (k) unless, after giving effect thereto, the aggregate Distributed Cash Flow for the preceding 12-month period from all Subsidiaries of CEI (other than Credit Parties and the Specified Subsidiaries) and Non-Controlled Affiliates that have Defaulted Non-Recourse Debt equals or exceeds 10% of the aggregate Distributed Cash Flow from all Subsidiaries of CEI and Non-Controlled Affiliates;

                  (l) Any member of the CEI Group (other than any of the Quachita-Related Entities, the Southaven-Related Entities, the Dominican Republic-Related Entities or the Caledonia-Related Entities) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall take any corporate action to authorize any of the foregoing;

                  (m) an involuntary case or other proceeding shall be commenced against any member of the CEI Group (other than any of the Quachita-Related Entities, the Southaven-Related Entities, the Dominican Republic-Related Entities or the Caledonia-Related Entities) seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against any member of the CEI Group under the federal bankruptcy laws as now or hereafter in effect;

                  (n) Any of the Quachita-Related Entities, the Southaven-Related Entities, the Dominican Republic-Related Entities or the Caledonia-Related Entities or any Non-Controlled Affiliate shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall take any corporate action to authorize any of the foregoing; provided, however, that that such an event shall not constitute an Event of Default under this clause (n) unless, after giving effect thereto, the aggregate Distributed Cash Flow for the preceding 12-month period from all Quachita-Related Entities, Southaven-Related Entities, Dominican Republic-Related Entities, Caledonia-Related Entities and Non-Controlled Affiliates that have suffered such an event equals or exceeds 10% of the aggregate Distributed Cash Flow from all Subsidiaries of CEI and Non-Controlled Affiliates;

                  (o) an involuntary case or other proceeding shall be commenced against any of the Quachita-Related Entities, the Southaven-Related Entities, the Dominican Republic-Related Entities or the Caledonia-Related Entities or against any Non-Controlled Affiliate seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against any such Person under the federal bankruptcy laws as now or hereafter in effect; provided, however, that that such an event shall not constitute an Event of Default under this clause (o) unless, after giving effect thereto, the aggregate Distributed Cash Flow for the preceding 12-month period from all the Quachita-Related Entities, Southaven-Related Entities, Dominican Republic-Related Entities, Caledonia-Related Entities and Non-Controlled Affiliates that have suffered such an event equals or exceeds 10% of the aggregate Distributed Cash Flow from all Subsidiaries of CEI and Non-Controlled Affiliates;

                  (p) notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans or any Multiemployer Plan shall be in reorganization or insolvency; or notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, shall be given or shall be required to be given; or application for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code has been filed with respect to a Plan; or notice of withdrawal from any Plan pursuant to Section 4063 of ERISA shall be given; or any member of the ERISA Group shall fail to make any required payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, shall make any amendment to any Plan or Benefit Arrangement, or engaged in any transaction described in Sections 4062, 4063 or 4064 of ERISA, which has resulted in the imposition of a Lien on the property of any member of the ERISA Group or the posting of a bond or other security pursuant to Sections 302(f), 307 or 4068 of ERISA or Sections 401(a)(29) or 412(n) of the Internal Revenue Code; and any such event or events described in this subparagraph (p), either individually or together with any other such event or events, could cause one or more members of the ERISA Group to incur liability in excess of $3,000,000;

                  (q) a judgment or order for the payment of money in excess of $3,000,000 shall be rendered against any member of the CEI Group (other than ReUse Technology, Inc.), and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days (each, an "UNSATISFIED JUDGMENT"); provided, however, that any such Unsatisfied Judgment against a member of the CEI Group that is not a Credit Party or a Specified Subsidiary shall not constitute an Event of Default under this clause (q) unless after giving effect thereto, the aggregate Distributed Cash Flow for the preceding 12-month period from all Subsidiaries of CEI (other than Credit Parties and the Specified Subsidiaries) that have Unsatisfied Judgments equals or exceeds 10% of the aggregate Distributed Cash Flow from all Subsidiaries of CEI; or

                  (r) (i) Any Person not a Permitted Holder, or any "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) not composed entirely of Permitted Holders, (A) shall have acquired beneficial ownership any outstanding class of Capital Stock having ordinary voting power in the election of directors of CEI or (B) shall obtain the power (whether or not exercised) to elect any of CEI's directors, (ii) during any period of twelve consecutive calendar months, individuals who were either (x) directors of CEI on the first day of such period (or who were appointed or nominated for election as directors of CEI by at least a majority of the individuals who were directors of CEI on the first day of such period) or
(y) appointed directors to replace directors removed solely as a result of death or mental or physical disability, shall cease to constitute a majority of the Board of Directors or (iii) any purchase, prepayment, redemption or payment of any kind shall be made by any member of the CEI Group or any other Person under or in respect of the 8.10% Senior Notes, the 8.10% Senior Note Indenture, the 8.75% Notes or the 8.75% Indenture in connection with any "change of control" or similar provisions contained therein or related thereto;

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Lenders (or, in the case of an Event of Default under Section 8.01(r), any Lender), by notice to the Borrower terminate the Commitments and they shall thereupon terminate and (ii) if requested by the Required Lenders (or, in the case of an Event of Default under Section 8.01(r), any Lender), by notice to the Borrower declare the Notes, all interest thereon, and all other amounts payable under this Agreement and the other Financing Documents to be, and the Notes, all such interest thereon and all such other amounts shall thereupon become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that upon the occurrence of an Event of Default specified in subparagraph (l), (m), (n) or (o) above, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon terminate and the Notes, all interest thereon, and all other amounts payable under this Agreement and the other Financing Documents shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  Section 8.02 Notice of Default.

                  The Administrative Agent shall give notice to the Borrower under Section 8.01(d) promptly upon being requested to do so by any Lender Party and shall thereupon notify all the Lenders thereof.

                  Section 8.03 Cash Collateral.

                  Upon the occurrence of an Event of Default specified in
Section 8.01(l), (m), (n) or (o), or if the Loans of the Lender Parties shall have otherwise been accelerated or the Commitments been terminated pursuant to
Section 8.01, then without any request or the taking of any other action by the Administrative Agent or any of the other Lender Parties, the Borrower shall be obligated forthwith to pay to the Collateral Agent an amount in immediately available funds equal to the then aggregate Available Amount of all Letters of Credit (regardless of whether any conditions to drawing any Letter of Credit can then be met), to be held by the Collateral Agent as cash collateral as provided in Sections 2.20 and 2.21.

                                   ARTICLE IX

                  THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT

                  Section 9.01 Appointment and Authorization.

                  Each Lender and the Issuer irrevocably appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Financing Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms hereof and thereof, together with all such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Financing Documents (including, without limitation, enforcement or collection of the Notes), neither the Administrative Agent nor the Collateral Agent shall be required to exercise any discretion or to take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all the holders of Notes; provided, however, that neither the Administrative Agent nor the Collateral Agent shall be required to take any action that exposes such agent to personal liability or that is contrary to this Agreement or applicable law. Without limiting any of the foregoing in this Section 9.01, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VIII. Each of the Administrative Agent and the Collateral Agent agrees to give each other Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  Section 9.02 Administrative Agent, Collateral Agent and Affiliates.

                  ANZ, CUSA and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though ANZ and CUSA were not the Administrative Agent or the Collateral Agent hereunder and without notice to or consent of the other Lender Parties. Each of the other Lender Parties acknowledge that, pursuant to such activities, ANZ and CUSA or their Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that neither the Administrative Agent nor the Collateral Agent shall be under any obligation to provide such information to them. With respect to its Commitment, Loans or any Letters of Credit, ANZ and CUSA shall have the same rights and powers under this Agreement or any other Financing Document as any other Lender Party and may exercise such rights and powers as though it were not the Administrative Agent or the Collateral Agent, and the terms "Lender" and "Lenders" include each of ANZ and CUSA in its individual capacity.

                  Section 9.03 Consultation with Experts.

                  The Administrative Agent and the Collateral Agent may execute any of their respective duties under this Agreement or any other Financing Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Financing Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel, independent public accountants and other consultants or experts concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct provided that it also monitors and supervises such agent or attorney-in-fact without gross negligence or willful misconduct.

                  Section 9.04 Liability of Administrative Agent and Collateral Agent.

                  Neither the Administrative Agent, the Collateral Agent nor any of their Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with this Agreement or any other Financing Document (a) with the consent or at the request of the Required Lenders or (b) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent, the Collateral Agent nor any of their Affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made by any Credit Party in connection with the Financing Documents, any Loan made or Letter of Credit issued hereunder, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or the Collateral Agent under or in connection with this Agreement or any other Financing Document; (ii) the performance or observance of any of the covenants or agreements of any Credit Party; (iii) the perfection or priority of any Lien or security interest created or purported to be created under the Financing Documents; (iv) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Administrative Agent or (v) the validity, effectiveness, genuineness, enforceability or sufficiency of the Financing Documents or any other instrument or writing furnished in connection therewith. Neither the Administrative Agent nor the Collateral Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                  Section 9.05 Indemnification.

                  Each Lender shall, ratably (determined as provided below) indemnify the Administrative Agent, the Collateral Agent, the Issuer, each of their respective Affiliates and the respective directors, officers, agents and employees of any of them (to the extent not reimbursed by the Credit Parties) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Financing Documents or any action taken or omitted by such indemnitees thereunder. For purposes of this Section 9.05, a Lender's ratable share of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of Loans outstanding at such time and owing to such Lender; (b) the aggregate Letter of Credit Liabilities outstanding at such time and owing to such Lender and (c) such Lender's Unused Revolving Credit Commitment and Unused Tranche D Term Commitment outstanding at such time.

                  Section 9.06 Credit Decision.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Issuer or any other Lender, and based on the financial statements referred to in
Section 4.04 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement and the other Financing Documents.

                  Section 9.07 Successor Administrative Agent or Collateral
Agent.

                  The Administrative Agent or the Collateral Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and may be removed at any time with cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent or a successor Collateral Agent. If no successor Administrative Agent or successor Collateral Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent or Collateral Agent gives notice of resignation or the Required Lenders' removal of the Administrative Agent or Collateral Agent, then the retiring Administrative Agent or Collateral Agent (as the case may be), on behalf of the Lenders and the Issuer, shall appoint a successor Administrative Agent or a successor Collateral Agent (as applicable), which shall be a commercial bank organized or licensed under the laws of the United States and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of its appointment as Administrative Agent or Collateral Agent (as the case may be) hereunder by a successor Administrative Agent or a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendment, thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request with respect to the Collateral Documents in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent or

Collateral Agent (as applicable) shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent or Collateral Agent (as the case may be), and the retiring Administrative Agent or Collateral Agent shall be discharged from its duties and obligations hereunder. If within 45 days after written notice is given of the retiring Administrative Agent's or Collateral Agent's (as the case may be) resignation or the Required Lenders' removal of the Administrative Agent or Collateral Agent under this
Section 9.07 no successor Administrative Agent or Collateral Agent (as the case may be) shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent's or Collateral Agent's (as the case may be) resignation or removal shall become effective, (ii) the retiring Administrative Agent or Collateral Agent (as the case may be) shall thereupon be discharged from its duties and obligations under the Financing Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent or Collateral Agent (as the case may be) until such time, if any, as the Required Lenders appoint a successor Administrative Agent or a successor Collateral Agent as provided above. After any retiring Administrative Agent's or Collateral Agent's (as the case may be) resignation or removal hereunder as Administrative Agent or Collateral Agent (as the case may be) the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent (as the case may be).

                  Section 9.08 Administrative Agent May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Liabilities shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, the Letter of Credit Liabilities and all other Obligations under the Financing Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lender Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lender Parties and their respective agents and counsel and all other amounts due the Lender Parties under this Agreement) allowed in such judicial proceeding;

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and

                  (c) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the other Lender Parties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, the Collateral Agent and their respective agents and counsel, and any other amounts due the Administrative Agent under this Agreement.

                  (d) Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any other Lender Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations under the Financing Documents or the rights of any other Lender Party or to authorize the Administrative Agent to vote in respect of the claim of such Lender Party in any such proceeding.

                  Section 9.09 Administrative Agents' and Collateral Agent's
Fees.

                  The Borrower shall pay to the Administrative Agent and the Collateral Agent for their own account fees in the amounts and at the times previously agreed upon between the Borrower, the Administrative Agent and the Collateral Agent.

                                    ARTICLE X

                             CHANGE IN CIRCUMSTANCES

                  Section 10.01 Basis for Determining Interest Rate Inadequate or Unfair.

                  If on or prior to the first day of any Interest Period for any Euro-Dollar Borrowing:

                  (a) the Administrative Agent is advised by any Lender that deposits in Dollars (in the applicable amounts) are not being offered to such Lender in the relevant market for such Interest Period, or

                  (b) the Required Lenders advise the Administrative Agent that the Adjusted London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the other Lender Parties, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Euro-Dollar Loans, or to continue or convert outstanding Loans as or into Euro-Dollar Loans, shall be suspended and
         (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given (or upon receipt of notice from the Administrative Agent, if later) that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                  Section 10.02 Illegality.

                  If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans to the Borrower and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lender Parties and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Euro-Dollar Loans to the Borrower, or to convert outstanding Loans into Euro-Dollar Loans or continue outstanding Loans as Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section 10.02, such Lender shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such notice is given, each Euro-Dollar Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Lender may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or (b) immediately if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Euro-Dollar Loans of the other Lenders.

                  Section 10.03 Increased Cost and Reduced Return.

                  (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) or the Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuer or shall impose on any Lender or the Issuer or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Note or Notes, the Letters of Credit or its participation therein or its obligation to make Euro-Dollar Loans and the result of any of the foregoing is to increase the cost to such Lender or the Issuer of making or maintaining any Euro-Dollar Loan or issuing any Letter of Credit or participating therein, or to reduce the amount of any sum received or receivable by such Lender or the Issuer under this Agreement or under its Note or Notes with respect thereto, by an amount deemed by such Lender or the Issuer to be material, then such Lender shall give the Borrower prompt written notice thereof and, within 30 days after demand by such Lender or the Issuer accompanied by a reasonably detailed calculation of such increased cost or reduction (with a copy to the Administrative Agent), the Borrower shall pay to such Lender or the Issuer such additional amount or amounts as will compensate such Lender or the Issuer for such increased cost or reduction; provided that if such Lender is not ultimately subject to the increased cost or reduction it had anticipated, such amounts shall be credited to the Borrower.

                  (b) If any Lender or the Issuer shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender or the Issuer (or its Parent) as a consequence of such Lender's or the Issuer's obligations hereunder to a level below that which such Lender, the Issuer (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender or the Issuer to be material, then such Lender shall give the Borrower prompt written notice thereof and from time to time, within 30 days after demand by such Lender or the Issuer accompanied by a reasonably detailed calculation of such increased cost or reduction (with a copy to the Administrative Agent), the Borrower shall pay to such Lender or the Issuer such additional amount or amounts as will compensate such Lender or the Issuer (or its Parent) for such reduction; provided that if such Lender is not ultimately subject to the increased cost or reduction it had anticipated, such amounts shall be credited to the Borrower.

                  (c) Each Lender and the Issuer will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender or the Issuer to compensation pursuant to this Section 10.03(c) and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender or the Issuer, be otherwise disadvantageous to such Lender or the Issuer. A certificate of any Lender or the Issuer claiming compensation under this Section 10.03(c) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of demonstrable error. In determining such amount, such Lender or the Issuer may use any reasonable averaging and attribution methods.

                  Section 10.04 Taxes.

                  (a) Any and all payments by the Borrower or any other Credit Party to or for the account of any Lender Party hereunder or under any other Financing Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party, taxes imposed on its income (including branch profit taxes), franchise and similar taxes and other taxes imposed on it that, in any such case, would not have been imposed but for a material connection between such Lender Party and the jurisdiction imposing such taxes (other than a material connection arising by reason of this Agreement or any other Financing Document or the receipt of payments made hereunder or thereunder or the exercise of any rights by a Lender Party hereunder or thereunder) (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower or any other Credit Party shall be required by law or the administration thereof to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any other Financing Document to any Lender Party (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 10.04) such Lender Party receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the Borrower shall make such deductions or withholdings; (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.01, the original or a certified copy of a receipt or other satisfactory documentation evidencing payment thereof as promptly as practicable after the payment thereof, and in any event within thirty (30) days of any such payment being due.

                  (b) In addition, the Borrower agrees to pay any present or future stamp, registration, recordation or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made by it hereunder or under any Note or from the execution or delivery or registration of, or otherwise with respect to, this Agreement or any other Financing Document (hereinafter referred to as "OTHER TAXES").

                  (c) The Borrower agrees to indemnify each Lender Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 10.04) paid by such Lender Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party makes demand therefor.

                  (d) Each Lender that is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of a Lender listed on the signature pages hereof, or on or prior to the date on which it becomes a Lender in the case of each other Lender, and in the case any Lender changes jurisdiction of its Applicable Lending Office and from time to time thereafter as requested in writing by the Borrower (but only so long thereafter as such Lender or the Issuer remains lawfully able to do so), shall deliver to the Borrower and the Administrative Agent such certificates, documents or other evidence, as required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form W-8BEN, Form W-8 IMY or Form W-8ECI and any other certificate or statement of exemption specified by the Borrower and required by Treasury Regulation Section 1.1441-4(a) or Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Lender establishing that any payment under this Agreement or any other Financing Documents is (i) not subject to withholding under the Internal Revenue Code because such payment is effectively connected with the conduct by such Lender of a trade or business in the United States, or (ii) fully or partially exempt from United States tax under a provision of an applicable tax treaty, or (iii) not subject to withholding under the portfolio interest exception under Section 881(c) of the Internal Revenue Code (and, if such Lender delivers a Form W-8BEN claiming the benefits of exemption from United States withholding tax under Section 881(c), a certificate representing that such Lender Party is not a "bank" for purposes of Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code). Unless the Borrower and the Administrative Agent have received forms or other documents reasonably satisfactory to them indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States. If a Lender is unable to deliver one of these forms or if the forms provided by a Lender at the time such Lender first becomes a party to this Agreement or at the time a Lender changes its Applicable Lending Office (other than at the request of the Borrower) or designates a Conduit Lender that indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such appropriate forms; provided, however, that (i) that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes and (ii) if at the effective date of a transfer pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under Section 10.04(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date.

                  (e) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 10.04, then such Lender shall use reasonable effort (consistent with internal policy and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (f) Each Lender Party agrees that it will promptly (within 30 days) after receiving notice thereof from any taxing authority, notify the Borrower of the assertion of any liability by such taxing authority with respect to Taxes or Other Taxes; provided that the failure to give such notice shall not relieve the Borrower of its obligations under this Section
10.04 except to the extent that the Borrower has been prejudiced by such failure and except that the Borrower shall not be liable for penalties, interest or expenses accruing after such 30 day period until such time as it receives the notice contemplated above, after which time it shall be liable for interest, penalties and expenses accruing after such receipt.

                  (g) If any Lender Party determines that it has received a credit or refund from a taxing authority (as a result of any error in the imposition of Taxes or Other Taxes by such taxing authority) with respect to and actually resulting from an amount of such Taxes or Other Taxes paid by the Borrower pursuant to subsection (a) or (c) above, such Lender Party shall promptly pay to the Borrower the amount so received (without interest thereon, whether or not received) net of all reasonable out-of-pocket expenses of such Lender Party. The Borrower acknowledges that (i) nothing herein contained shall interfere with the rights of any Lender Party to arrange its tax affairs in whatever manner it deems fit and in particular no Lender Party shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of any such deduction or withholding in priority to any other reliefs, claims, credit or deductions available to it or if any Lender Party considers that claiming such relief would be significantly disadvantageous to such Lender Party, (ii) the Lender Parties shall not be obligated to disclose to the Borrower any information regarding their tax affairs or tax computation, and (iii) the Borrower, upon the request of any Lender Party, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imputed by the relevant Governmental Authority) to such Lender Party in the event such Lender Party is required to repay such refund to such Governmental Authority.

                  (h) Without prejudice to the survival of any other agreement contained herein, the agreements, covenants and obligations contained in this Section 10.04 shall survive the payment in full of the principal of and interest on all Loans, Notes and other advances made hereunder.

                  Section 10.05 Base Rate Loans Substituted for Affected Euro-Dollar Loans.

                  If (a) the obligation of any Lender to make, or to continue or to convert outstanding Loans as or to, Euro-Dollar Loans to the Borrower has been suspended pursuant to Section 10.02 or (b) any Lender has demanded compensation under Section 10.03 or 10.04 with respect to its Euro-Dollar Loans to the Borrower and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section 10.05 shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans to the Borrower which would otherwise be made by such Lender as (or continued or converted to) Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders). If such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Lenders.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.01 Notices.

                  (a) All written notices, requests and other communications to any party hereunder (including bank wire, telex, facsimile transmission or similar writing) shall be given to such party: (a) in the case of the Borrower, the Administrative Agent or the Collateral Agent, at its address or telex or facsimile transmission number set forth on the signature pages hereof; (b) in the case of any Lender, at its address or telex or facsimile transmission number set forth in its Administrative Questionnaire or
(c) in the case of any other party, at such other address or telex or facsimile transmission number as such party may hereafter specify for the purpose by notice to the Administrative Agent, the Collateral Agent, the Issuer and the Borrower. Each such notice, request or other communication shall be effective
(x) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section 11.01 and the appropriate answerback is received; (y) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (z) if given by any other means, when delivered at the address specified in or pursuant to this Section 11.01; provided that notices to the Administrative Agent, the Collateral Agent or the Issuer under Article II or
Article VIII shall not be effective until received.

                  (b) Telephonic notice, as provided in Section 6.01(h), shall be given to the Administrative Agent at the phone numbers set forth on the signature pages hereof. Such telephonic notice shall be effective (a) if spoken directly with the Administrative Agent, when spoken or (b) if given by voicemail message, when such voicemail message is retrieved by the Administrative Agent.

                  Section 11.02 No Waivers.

                  No failure or delay by any Lender Party in exercising any right, power or privilege hereunder or under any other Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  Section 11.03 Expenses; Indemnification.

                  (a) The Borrower agrees to pay on demand (i) all costs and expenses of each Lender Party in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, each of the other Financing Documents and each of the other documents to be delivered hereunder and thereunder, and any waiver or consent hereunder or thereunder, including, without limitation, the fees and out-of-pocket expenses of counsel, accountants, appraisers, financial advisors, consultants or industry experts retained by the Administrative Agent or the Collateral Agent with respect thereto and, as to the Administrative Agent and the Collateral Agent, with respect to advising it as to its rights and responsibilities under this Agreement and the other Financing Documents, and (ii) all costs and expenses of each Lender Party (including, without limitation, the fees and out-of-pocket expenses of counsel, accountants, appraisers, financial advisors, consultants or industry experts retained by the Administrative Agent, the Collateral Agent or any Lender) in connection with the restructuring or enforcement (whether through negotiation, legal proceedings or otherwise) of this Agreement and the other Financing Documents.

                  (b) The Borrower agrees to indemnify and hold harmless each Lender Party and its Affiliates, and the directors, officers, employees, agents, attorneys, consultants and advisors of or to any of the foregoing (each of the foregoing being an "INDEMNITEE") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including, without limitation, reasonable fees and disbursements of counsel to any such Indemnitee) which may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not any such Indemnitee is a party thereto, whether direct, indirect or consequential, and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Financing Document, any Obligation arising under any Financing Document or any act, event or transaction related or attendant to any thereof, including, without limitation, (i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of each Credit Party involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Substances on, upon or into such property or any contiguous real estate; (ii) any costs or liabilities incurred in connection with any Remedial Action concerning any member of the CEI Group; (iii) any reasonable costs or liabilities incurred in connection with any environmental Lien; (iv) any reasonable costs or liabilities incurred in connection with any other matter under applicable state property transfer laws, whether, with respect to any of the foregoing, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to a member of the CEI Group or the owner, lessee or operator of any property of any member of the CEI Group by virtue of foreclosure, except, with respect to any of the foregoing referred to in clauses
(i), (ii), (iii) and (iv), to the extent attributable solely to acts of the Collateral Agent or the Lenders or any agent on behalf of the Collateral Agent or the Lenders; or (v) the use or intended use of the proceeds of the Loans or Letters of Credit or in connection with any investigation of any potential matter covered hereby (collectively, the "INDEMNIFIED MATTERS"); provided, however, that neither CEI nor the Borrower shall have any obligation under this
Section 11.03(b) to an Indemnitee with respect to any Indemnified Matter caused by or resulting from the gross negligence or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

                  (c) If any Lender receives any payment of principal of, or is subject to a conversion of, any Euro-Dollar Loan other than on the last day of an Interest Period relating to such Loan, as a result of any payment or conversion made by the Borrower or acceleration of the maturity of the Notes pursuant to Section 8.01 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender all amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or conversion, including, without limitation, any loss (including, without limitation, loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Loan.

                  (d) The Borrower shall indemnify each Lender Party for, and hold each Lender Party harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against such Lender Party for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any member of the CEI Group in connection with the transactions contemplated by this Agreement.

                  (e) Each Lender Party agrees that in the event that any such investigation, litigation or proceeding set forth in subparagraph (b) above is asserted or threatened in writing or instituted against it or any other Indemnitee, or any Remedial Action, is requested of it or any of its officers, directors, agents and employees, for which any Indemnitee may desire indemnity or defense hereunder, such Indemnitee shall promptly notify the Borrower in writing; provided, however, that the failure to give such notice shall not relieve the Borrower of its obligations under this Section 11.03 except to the extent the rights of the Borrower are materially prejudiced thereby.

                  (f) The Borrower, at the request of any Indemnitee, shall have the obligation to defend against such investigation, litigation or proceeding or requested Remedial Action, and the Borrower, in any event, may participate in the defense thereof with legal counsel of the Borrower's choice. In the event that such Indemnitee requests the Borrower to defend against such investigation, litigation or proceeding or requested Remedial Action, the Borrower shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding or requested Remedial Action, shall vitiate or in any way impair the Borrower's obligation and duty hereunder to indemnify and hold harmless such Indemnitee.

                  (g) The Borrower agrees that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including, without limitation, pursuant to this Section 11.03) or any other Financing Document shall (i) survive payment of the Obligations under the Financing Documents and (ii) inure to the benefit of any Person who was at any time an Indemnitee under this Agreement or any other Financing Document.

                  (h) The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent and the Collateral Agent, including, without limitation, reasonable fees and disbursements of outside counsel for the Administrative Agent and the Collateral Agent in connection with the preparation, negotiation and administration of this Agreement and the other Financing Documents, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder, and (ii) if a Default or Event of Default occurs, all out-of-pocket expenses incurred by each Lender Party, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Default or Event of Default and collection, bankruptcy, insolvency, workout, restructuring and other enforcement proceedings resulting therefrom.

                  (i) The Borrower agrees to indemnify each Indemnitee and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Financing Documents or any actual or proposed use of proceeds of Loans or the issuance or deemed issuance of any Letter of Credit; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

                  (j) The Borrower agrees to indemnify and hold the Administrative Agent and the Issuer harmless from any claims by virtue of such party's acting upon such telex or facsimile instructions as such instructions were understood by the such party, except for claims relating solely from such party's gross negligence or willful misconduct. Neither the Administrative Agent nor the Issuer shall be liable for any errors in transmission or the illegibility of any telecopied or telexed documents. If any member of the CEI Group sends the Administrative Agent or the Issuer a manually signed confirmation of previously sent telex or facsimile instructions, the Administrative Agent or the Issuer, as the case may be, shall have no duty to compare it against the previous instructions received by such party nor shall such party have any responsibility should the contents or the written confirmation differ from the telex or facsimile instructions acted upon by such party.

                  Section 11.04 Set-off; Pro Rata Sharing of Payments.

                  (a) Upon the occurrence and during the continuance of any Event of Default each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or any of its Affiliates to or for the credit or the account of the Borrower against any and all of the Obligations under the Financing Documents now or hereafter existing whether or not such Lender Party shall have made any demand under this Agreement or any Note or any other Financing Document and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set-off and application made by such Lender Party; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender Parties under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which the Lender Parties may have.

                  (b) Each Lender Party agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise (including, without limitation, through the application of any proceeds of the Collateral), receive payment of a proportion of the aggregate amount due and payable to such Lender Party hereunder which is greater than the proportion received by any other Lender Party (A) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all the Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (B) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender Party at such time to (ii) the aggregate amount of Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided that nothing in this Section 11.04 shall impair the right of any Lender Party to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower owing to it. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note or in any Letter of Credit Liability, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                  Section 11.05 Amendments and Waivers.

                  (a) Any provision of this Agreement or any other Financing Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent or the Collateral Agent are affected thereby, by the Administrative Agent or the Collateral Agent, as the case may be); provided that:

                  (i) no such amendment or waiver shall, unless signed by all the Lenders:

                           (A)      waive any of the conditions specified in
                  Article III;

                           (B)      change the number of Lenders or the
                  percentage of (1) the Unused Revolving Credit Commitments, Unused Tranche C Term Commitments and Unused Tranche D Term Commitments, (2) the aggregate unpaid principal amount of the Loans or (3) the aggregate Letter of Credit Liabilities that, in each case, shall be required for the Lender Parties or any of them to take any action hereunder;

                           (C) release (1) all or substantially all of the Collateral or (2) any Collateral in any transaction or series of related transactions, except, in the case of this clause
                  (2), as otherwise provided in the Financing Documents;

                           (D)      amend Section 11.04, 11.06 or this Section
                  11.05;

                           (E) increase or extend the Commitments of the Lenders or subject the Lenders to any additional obligations;

                           (F) reduce the principal of, or interest on, the Loans or Reimbursement Obligations or any fees or other amounts payable hereunder;

                           (G) postpone the date fixed for any payment of principal of or interest on any Loan or Reimbursement Obligation or any fees hereunder;

                           (H)      postpone the final maturity of the Loans;

                           (I) reduce or limit the Obligations of any Guarantor under any Credit Party Guaranty (other than in connection with a sale or disposition permitted hereunder) or otherwise limit such Guarantor's liability with respect to the Obligations owing to the Lender Parties;

                           (J) change the timing, amounts or order of application of prepayment of the Loans and the cash collateralization of the Letters of Credit set forth the applicable provisions of Article II;

                           (K)      amend the definition of "Permitted Holders";

                           (L) amend, delete, waive, alter or modify in any manner Section 8.01(r) or the proviso contained in the last sentence of Section 8.01;

                  (ii) no such amendment or waiver shall, unless signed by the Issuer, affect the rights and obligations of the Issuer under this Agreement; and

                  (iii) no such amendment or waiver shall effect one or more Tranches of Loans, Commitments or Lenders without ratably and equitably effecting all Tranches of Loans, Commitments or Lenders, unless signed by (A) the Lenders holding a majority of the outstanding Loans and Commitments of the effected Tranches and (B) the Required Lenders.

                  (b) Notwithstanding anything of the foregoing, no amendment or waiver shall be required to release any Subsidiary Guarantor which is sold pursuant to the terms and conditions of the Financing Documents so long as the Borrower shall, on the date of receipt by a member of the CEI Group of the Net Cash Proceeds from such sale, prepay the Loans and cash collateralize Letters of Credit pursuant to, and in the order of priority set forth in Section 2.15(a)(i), as specified therein.

                  Section 11.06 Successors and Assigns.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor CEI may assign or otherwise transfer any of its rights and obligations under this Agreement without the prior written consent of all of the Lender Parties.

                  (b) Any Lender other than a Conduit Lender may, without notice to or consent of the Borrower and Administrative Agent, at any time grant to one or more banks or other institutions (each, a "PARTICIPANT") participating interests in its Unused Revolving Credit Commitment, its Unused Tranche D Term Commitment or any or all of its Loans or participating interests in its Letter of Credit Liabilities. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrower, the Issuer or the Administrative Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and each other Lender Party shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Financing Document; provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement described in
Section 11.05(a)(i) without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article X with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

                  (c) Any Lender other than a Conduit Lender may at any time assign to one or more banks or other institutions (each, an "ASSIGNEE") all or any part of its rights and obligations under this Agreement and the other Financing Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D hereto executed by such Assignee and such transferor Lender, with (and subject to) the subscribed consent of:

                  (i) the Administrative Agent (which shall not be unreasonably withheld or delayed);

                  (ii) in the case of an assignment of Revolving Credit Commitments or Tranche D Term Commitments, the Issuer;

                  (iii) in the case of assignments of Revolving Credit Commitments, Tranche C Term Commitments or Tranche D Term Commitments to an Assignee having a senior unsecured debt rating less than "BBB" by Standard & Poor's Rating Services or "Baa2" by Moody's Investor Service, Inc., the Borrower; and

                  (iv) in the case of assignments of Revolving Credit Commitments, Tranche C Term Commitments or Tranche D Term Commitments to an Assignee whose senior unsecured debt is not rated by either Standard & Poor's Rating Services or Moody's Investor Service, Inc., the Borrower (which consent shall not be unreasonably withheld or delayed);

provided that under no circumstances (A) shall the consent of the Borrower be required in connection with any assignment during the continuance of an Event of Default and (B) may any member of the CEI Group or any of its Affiliates be an "Assignee" hereunder. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender Party as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Lender or Assignee shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from, or reduction in, deduction or withholding of any United States federal income taxes as required by Section 10.04. Notwithstanding the foregoing, any Conduit Lender may assign at any time to its designating Lender hereunder without the consent of the Borrower or the

Administrative Agent any or all of the Loans it may have funded hereunder and pursuant to its designation agreement and without regard to the limitations set forth in the first sentence of this Section 11.06(c).

                  (d) Any Lender may at any time assign all or any portion of its rights under this Agreement and the other Financing Documents to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of the Borrower or the Administrative Agent, assign or pledge all or any portion of its rights under this Agreement, including the Loans and Notes or any other instrument evidencing its rights as a Lender under this Agreement, to any holder of, trustee for, or any other representative of holders of, obligations owed or securities issued, by such fund, as security for such obligations or securities; provided that unless and until such holder, trustee or representative actually becomes a Lender in compliance with the other provisions of this Section 11.06,
(i) no such pledge shall release the pledging Lender from any of its obligations under the Financing Documents and (ii) such holder, trustee or representative shall not be entitled to exercise any of the rights of a Lender under the Financing Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

                  (e) Each of the Borrower, the Administrative Agent and each Lender hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

                  (f) The Administrative Agent shall maintain at its address referred to in Section 11.01, a copy of each Assignment and Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, the Commitments of the Lenders, the amount of the Letters of Credit issued by the Issuer, the principal amount of the Loans and Reimbursement Obligations owing to each Lender Party from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

                  Section 11.07 No Margin Stock.

                  Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

                  Section 11.08 Governing Law; Submission to Jurisdiction.

                  This Agreement and the other Financing Documents (other than the Mortgages, which shall be governed by the laws of the State of North Carolina or the Commonwealth of Virginia, as the case may be) shall be governed by and construed in accordance with the laws of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the other Financing Documents or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower irrevocably agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner permitted by law.

                  Section 11.09 Release of Collateral.

                  Upon the sale, lease, transfer or other disposition of any item of Collateral of any Credit Party (including, without limitation, as result of the sale, in accordance with the terms of the Financing Documents, of any Credit Party that owns such Collateral) in accordance with the terms of the Financing Documents, the Administrative Agent and the Collateral Agent will, at the Borrower's expense, promptly execute and deliver to such Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Financing Documents in accordance with the terms of the Financing Documents.

                  Section 11.10 Counterparts; Integration; Effectiveness.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any such party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex, facsimile transmission or other written confirmation from such party of execution of a counterpart hereof by such party).

                  Section 11.11 Confidentiality.

                  Each Lender Party agrees to keep confidential all non-public information provided to it by any Credit Party pursuant to this Agreement or the other Financing Documents relating to any member of the CEI Group or its business; provided that, in the case of information received from a Credit Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential; provided further, that nothing herein shall prevent any Lender Party from disclosing any such information (a) to any other Lender Party or any Affiliate of any Lender Party; (b) to any (i) actual or prospective transferee or (ii) Derivative Obligations counterparty (or such contractual counterparty's professional advisor), in each case that agrees to comply with the provisions of this Section 11.11; (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its Affiliates; (d) upon the request or demand of any Governmental Authority; (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any requirement of law; (f) if required to do so in connection with any litigation or similar proceeding; (g) that has been publicly disclosed; (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender Party's investment portfolio in connection with ratings issued with respect to such Lender Party; (i) to any direct or indirect contractual counterparty in any sway, hedge, securitization, insurance or similar agreement (or to any such contractual counterparty's professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 11.11; (j) to its internal and external auditors; or (k) in connection with the exercise of any remedy hereunder or under any other Financing Documents. Notwithstanding the foregoing, each party hereto (and each director, officer, employee, representative, or other agent of each such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such U.S. tax treatment and U.S. tax structure; provided that (i) the foregoing permission to disclose the tax treatment and tax structure does not permit the disclosure of any information that is not relevant to understanding the tax treatment or tax structure, and (ii) that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

                  The Borrower does not intend to treat the Loans and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. The Borrower acknowledges that one or more of the Lenders may treat its Loans as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Administrative Agent and such Lender or Lenders, as applicable, may file such IRS forms or maintain such lists and other records as they may determine is required by such Treasury Regulations.

                  Section 11.12 Limitation on Liability.

                  No claim shall be made by CEI or the Borrower or any of their Affiliates against any Lender Party or any of their Affiliates, directors, employees, attorneys or agents for any special, indirect, consequential, special or punitive damages in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Financing Documents or any act or omission or event occurring in connection therewith; and each of CEI and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 11.13 WAIVER OF JURY TRIAL.

                  EACH OF THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  Section 11.14 Severability; Modification to Conform to Law.

                  It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  Section 11.15 Judgment Currency.

                  If for the purposes of enforcing the obligations of the Borrower hereunder it is necessary to convert a sum due from such Person in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent, the Collateral Agent and other Lender Parties could purchase Dollars with such currency at or about 11:00 A.M. (New York City time) on the Domestic Business Day preceding that on which final judgment is given. The obligations in respect of any sum due to the Administrative Agent, the Collateral Agent and the other Lender Parties hereunder shall, notwithstanding any adjudication expressed in a currency other than Dollars, be discharged only to the extent that on the Domestic Business Day following receipt by the Administrative Agent, the Collateral Agent and the other Lender Parties of any sum adjudged to be so due in such other currency the Administrative Agent, the Collateral Agent and the other Lender Parties may in accordance with normal banking procedures purchase Dollars with such other currency; if the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent, the Collateral Agent and the other Lender Parties in Dollars, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such adjudication, to indemnify the Administrative Agent, the Collateral Agent and the other Lender Parties against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to the Administrative Agent, the Collateral Agent and the other Lender Parties, it shall remit such excess to the Borrower.

                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  COGENTRIX DELAWARE HOLDINGS,
                                  INC.,
                                  as Borrower

                                  By: /s/ Thomas F. Schwartz
                                      -----------------------------------------
                                      Name: Thomas F. Schwartz
                                      Title: President
                                      Address: 1105 N. Market St., Suite 1108
                                               Wilmington, DE 19801
                                      Telephone: 704-525-3800
                                      Telecopy: 704-529-1006

                                  COGENTRIX ENERGY, INC.

                                  By: /s/ Thomas F. Schwartz
                                      ------------------------------------------
                                      Name: Thomas F. Schwartz
                                      Title: Group Senior Vice President and CFO
                                      Address: 9405 Arrowpoint Blvd., Charlotte,
                                               NC 28273-8110
                                      Telephone: 704-525-3800
                                      Telecopy: 704-529-1006

                                  AUSTRALIA AND NEW ZEALAND
                                  BANKING GROUP LIMITED,
                                  As Administrative Agent, Joint
                                  Arranger, Issuer and Lender

                                  By: /s/ Elizabeth M. Waters
                                      -----------------------------------------
                                      Name: Elizabeth M. Waters
                                      Title: Director
                                      Address: 1177 Ave of the Americas, NY, NY
                                      Telephone: 212-801-9794
                                      Telecopy: 212-556-4894

                                  CITIGROUP GLOBAL MARKETS INC.,
                                  as Joint Lead Arranger

                                  By: /s/ Barbara Matas
                                      ------------------------------------
                                  Name: Barbara Matas
                                  Title: Managing Director
                                  Address: 390 Greenwich Street
                                           New York, NY 10024
                                  Telephone: 212-723-9572
                                  Telecopy: 212-723-8598

                                  CITICORP USA, INC.,
                                  as Collateral Agent and Lender

                                  By: /s/ Michael C. Becker
                                      --------------------------------------
                                      Name: Michael C. Becker
                                      Title: Director IRM
                                      Address: 388 Greenwich Street/21st Fl.
                                      Telephone: 212-816-7392
                                      Telecopy: 212-816-7737

                                  BANK OF AMERICA, N.A.,
                                  as Lender

                                  By: /s/ John K. Barrett
                                      -----------------------------------------
                                      Name: John K. Barrett
                                      Title: Managing Director
                                      Address: 901 Main St., 66th Floor
                                               Dallas, TX 75202
                                      Telephone: 214-209-2445
                                      Telecopy: 214-290-8399

                                  THE BANK OF NOVA SCOTIA,
                                  as Lender

                                  By: /s/ Jim Trimble
                                      ----------------------------------
                                      Name: Jim Trimble
                                      Title: Managing Director
                                      Address: 26th Floor
                                               One Liberty Plaza
                                               New York, NY 10006
                                      Telephone: 212-225-5011
                                      Telecopy: 212-225-5480

                                  BNP PARIBAS,
                                  as Lender

                                  By: /s/ Andrew S. Platt
                                      -----------------------------------------
                                      Name: Andrew S. Platt
                                      Title: Vice President
                                      Address:
                                      Telephone:
                                      Telecopy:

                                  By: /s/ Leonardo Osorio
                                      ----------------------------------------
                                      Name: Leonardo Osorio
                                      Title: Vice President
                                      Address:
                                      Telephone:
                                      Telecopy:

                                  CIBC INC.,
                                  as Lender

                                  By: /s/ Mercedes M. Arango
                                      -----------------------------------------
                                      Name: Mercedes M. Arango
                                      Title: Executive Director
                                      Address: 425 Lexington Ave.
                                               New York, NY 10017
                                      Telephone: 212-856-3862
                                      Telecopy: 212-845-4135

                                  CREDIT LYONNAIS NEW YORK
                                  BRANCH,
                                  as Lender

                                  By: /s/ Nina S. Eshoo
                                      --------------------------------------
                                      Name: Nina S. Eshoo
                                      Title: First Vice President
                                      Address: 1301 Avenue of the Americas
                                               New York, NY 10019-6002
                                      Telephone: 212-261-7883
                                      Telecopy:

                                  CREDIT SUISSE FIRST BOSTON, acting
                                  through its Cayman Islands Branch,
                                  as Lender

                                  By: /s/ Sarah Wu
                                      --------------------------------------
                                  Name: Sarah Wu
                                  Title: Vice President
                                  Address: 11 Madison Avenue, 5th Floor
                                           New York, New York 10010
                                  Telephone: (212) 325-5813
                                  Telecopy: (212) 325-8321

                                  By: /s/ Brian T. Caldwell
                                      --------------------------------------
                                  Name: Brian T. Caldwell
                                  Title: Director
                                  Address:

                                  Telephone:
                                  Telecopy:

                                  DZ BANK DEUTSCHE ZENTRAL-
                                  GENOSSENSCHAFTSBANK, NEW
                                  YORK BRANCH,
                                  as Lender

                                  By: /s/ Mark Connelly
                                      ----------------------------------------
                                  Name: Mark Connelly
                                  Title: Senior Vice President
                                  Address:

                                  Telephone: (212) 745-1560
                                  Telecopy:

                                  By: /s/ Richard W. Wilbert
                                      -----------------------------------------
                                  Name: Richard W. Wilbert
                                  Title: Vice President
                                  Address:

                                  Telephone: (212) 745-1526
                                  Telecopy:

                                  DRESDNER BANK AG, NEW YORK BRANCH,
                                  as Lender

                                  By: /s/ Thomas R. Brady
                                      -----------------------------------------
                                      Name: Thomas R. Brady
                                      Title: Director
                                      Address: 75 Wall Street
                                               New York, NY 10001
                                      Telephone: (212) 429-2574
                                      Telecopy: (212) 429-4930

                                  By: /s/ Phillip J. Gass
                                      -----------------------------------------
                                      Name: Phillip J. Gass
                                      Title: Associate
                                      Address: 75 Wall Street
                                               New York, NY 10001
                                      Telephone: (212) 429-2245
                                      Telecopy: (212) 429-4930

Fleet's approval as evidenced by the signature below is subject to the approval of 100% of the lenders being required to waive a default arising from a change of control of the borrower and,

subject to Fleet's percentage interest in the restructured loan remaining at its pre-restructure level and no funding or commitment, over and above that pre-restructure level, by Fleet, shall be required following the restructuring.


                                  FLEET NATIONAL BANK, N.A.,
                                  as Lender

                                  By: /s/ James J. O'Brien
                                      -------------------------------------
                                      Name: James J. O'Brien
                                      Title: Authorized Officer
                                      Address: 100 Federal Street,
                                               Boston, MA 02110
                                      Telephone: (617) 434-4617
                                      Telecopy: (617) 434-4775

                                  THE ROYAL BANK OF SCOTLAND PLC,
                                  as Lender

                                  By: /s/ Lee R. Morse
                                      ----------------------------------------
                                      Name: Lee R. Morse
                                      Title: Senior Vice President
                                      Address: 101 Park Avenue,
                                               New York, NY 10178
                                      Telephone: 212-401-3765
                                      Telecopy: 212-401-3419

                                  BAYERISCHE HYPO-UND VEREINSBANK AG
                                  - NEW YORK BRANCH,
                                  as Lender

                                  By: /s/ Gisela Kroess
                                      -----------------------------------------
                                      Name: Gisela Kroess
                                      Title: Director
                                      Address:
                                      Telephone:
                                      Telecopy:

                                  By: /s/ Andrew G. Mathews
                                      -----------------------------------------
                                      Name: Andrew G. Mathews
                                      Title: Managing Director
                                      Address:
                                      Telephone:
                                      Telecopy:

                                  SOCIETE GENERALE,
                                  as Lender

                                  By: /s/ R. Wayne Hutton
                                      ------------------------------------------
                                      Name: Wayne Hutton
                                      Title: Managing Director
                                      Address: 1221 Avenue of the Americas
                                               New York, NY 10020
                                      Telephone: (212) 278-6203
                                      Telecopy: (212) 278-7862

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  NEW YORK BRANCH,
                                  as Lender

                                  By: /s/ Takeshi Takahashi
                                      ---------------------------------------
                                      Name: Takeshi Takahashi
                                      Title: Vice President
                                      Address: 1251 Avenue of the Americas
                                               New York, NY 10020
                                      Telephone: 212-782-4053
                                      Telecopy: 212-782-6442

                                  MIZUHO CORPORATE BANK, LTD.,
                                  as Lender

                                  By: /s/ Noel Purcell
                                      ----------------------------------------
                                      Name: Noel Purcell
                                      Title: Dept Head & Senior Vice President
                                      Address: 1251 Avenue of the Americas,
                                               32nd Fl. ACBD #2
                                               New York, NY 10020
                                      Telephone: 212-282-3486
                                      Telecopy: 212-282-4490

                                   SCHEDULE I
                          REVOLVING CREDIT COMMITMENTS

Australia and New Zealand
Banking Group Limited                   4,000,000.00
----------------------------------------------------
The Bank of Nova Scotia                 4,000,000.00
----------------------------------------------------
CIBC, Inc.                              4,000,000.00
----------------------------------------------------
Citicorp USA, Inc.                      4,000,000.00
----------------------------------------------------
DZ Bank Deutsche Zentral-
Genossenschaftsbank, New
York Branch                             4,000,000.00
----------------------------------------------------
Bayerische Hypo-Und
Vereinsbank AG - New York
Branch                                  2,880,000.00
----------------------------------------------------
Fleet National Bank, N.A.               2,880,000.00
----------------------------------------------------
BNP Paribas                             2,400,000.00
----------------------------------------------------
The Bank of Tokyo-Mitsubishi,
Ltd., New York Branch                   1,600,000.00
----------------------------------------------------
Dresdner Bank AG, New York
Branch                                  1,600,000.00
----------------------------------------------------
The Royal Bank of Scotland PLC          1,600,000.00
----------------------------------------------------
Societe Generale                        1,600,000.00
----------------------------------------------------
Mizuho Corporation Bank, Ltd.           1,600,000.00
----------------------------------------------------
Bank of America, N.A.                   1,280,000.00
----------------------------------------------------
Credit Lyonnais, New York
Branch                                  1,280,000.00
----------------------------------------------------
Credit Suisse First Boston,
acting through its Cayman
Islands Branch                          1,280,000.00
====================================================
TOTAL                                  40,000,000.00
----------------------------------------------------

                                   SCHEDULE II
                           TRANCHE A TERM COMMITMENTS

Australia and New Zealand
Banking Group Limited                   1,000,000.00
----------------------------------------------------
The Bank of Nova Scotia                 1,000,000.00
----------------------------------------------------
CIBC, Inc.                              1,000,000.00
----------------------------------------------------
Citicorp USA, Inc.                      1,000,000.00
----------------------------------------------------
DZ Bank Deutsche
Zentral-Genossenschaftsbank,
New York Branch                         1,000,000.00
----------------------------------------------------
Bayerische Hypo-Und
Vereinsbank AG - New York
Branch                                    720,000.00
----------------------------------------------------
Fleet National Bank, N.A.                 720,000.00
----------------------------------------------------
BNP Paribas                               600,000.00
----------------------------------------------------
The Bank of Tokyo-Mitsubishi,
Ltd., New York Branch                     400,000.00
----------------------------------------------------
Dresdner Bank AG, New York
Branch                                    400,000.00
----------------------------------------------------
The Royal Bank of Scotland PLC            400,000.00
----------------------------------------------------
Societe Generale                          400,000.00
----------------------------------------------------
Mizuho Corporation Bank, Ltd.             400,000.00
----------------------------------------------------
Bank of America, N.A.                     320,000.00
----------------------------------------------------
Credit Lyonnais, New York
Branch                                    320,000.00
----------------------------------------------------
Credit Suisse First Boston,
acting through its Cayman
Islands Branch                            320,000.00
====================================================
TOTAL                                  10,000,000.00
----------------------------------------------------

                                  SCHEDULE III
                           TRANCHE B TERM COMMITMENTS

Australia and New Zealand
Banking Group Limited                   7,869,465.45
----------------------------------------------------
The Bank of Nova Scotia                 7,869,465.45
----------------------------------------------------
CIBC, Inc.                              7,869,465.45
----------------------------------------------------
Citicorp USA, Inc.                      7,869,465.45
----------------------------------------------------
DZ Bank Deutsche
Zentral-Genossenschaftsbank,
New York Branch                         7,869,465.45
----------------------------------------------------
Bayerische Hypo-Und
Vereinsbank AG - New York
Branch                                  5,666,015.12
----------------------------------------------------
Fleet National Bank, N.A.               5,666,015.12
----------------------------------------------------
BNP Paribas                             4,721,679.27
----------------------------------------------------
The Bank of Tokyo-Mitsubishi,
Ltd., New York Branch                   3,147,786.18
----------------------------------------------------
Dresdner Bank AG, New York
Branch                                  3,147,786.18
----------------------------------------------------
The Royal Bank of Scotland PLC          3,147,786.18
----------------------------------------------------
Societe Generale                        3,147,786.18
----------------------------------------------------
Mizuho Corporation Bank, Ltd.           3,147,786.18
----------------------------------------------------
Bank of America, N.A.                   2,518,228.94
----------------------------------------------------
Credit Lyonnais, New York
Branch                                  2,518,228.94
----------------------------------------------------
Credit Suisse First Boston,
acting through its Cayman
Islands Branch                          2,518,228.94
====================================================
TOTAL                                  78,694,654.50
----------------------------------------------------

                                   SCHEDULE IV
                           TRANCHE C TERM COMMITMENTS

Australia and New Zealand
Banking Group Limited                   4,810,000.00
----------------------------------------------------
The Bank of Nova Scotia                 4,810,000.00
----------------------------------------------------
CIBC, Inc.                              4,810,000.00
----------------------------------------------------
Citicorp USA, Inc.                      4,810,000.00
----------------------------------------------------
DZ Bank Deutsche
Zentral-Genossenschaftsbank,
New York Branch                         4,810,000.00
----------------------------------------------------
Bayerische Hypo-Und
Vereinsbank AG - New York
Branch                                  3,463,200.00
----------------------------------------------------
Fleet National Bank, N.A.               3,463,200.00
----------------------------------------------------
BNP Paribas                             2,886,000.00
----------------------------------------------------
The Bank of Tokyo-Mitsubishi,
Ltd., New York Branch                   1,924,000.00
----------------------------------------------------
Dresdner Bank AG, New York
Branch                                  1,924,000.00
----------------------------------------------------
The Royal Bank of Scotland PLC          1,924,000.00
----------------------------------------------------
Societe Generale                        1,924,000.00
----------------------------------------------------
Mizuho Corporation Bank, Ltd.           1,924,000.00
----------------------------------------------------
Bank of America, N.A.                   1,539,200.00
----------------------------------------------------
Credit Lyonnais, New York
Branch                                  1,539,200.00
----------------------------------------------------
Credit Suisse First Boston,
acting through its Cayman
Islands Branch                          1,539,200.00
====================================================
TOTAL                                  48,100,000.00
----------------------------------------------------

                                   SCHEDULE V
                           TRANCHE D TERM COMMITMENTS

Australia and New Zealand
Banking Group Limited                   1,520,284.55
----------------------------------------------------
The Bank of Nova Scotia                 1,520,284.55
----------------------------------------------------
CIBC, Inc.                              1,520,284.55
----------------------------------------------------
Citicorp USA, Inc.                      1,520,284.55
----------------------------------------------------
DZ Bank Deutsche
Zentral-Genossenschaftsbank,
New York Branch                         1,520,284.55
----------------------------------------------------
Bayerische Hypo-Und
Vereinsbank AG - New York
Branch                                  1,094,604.88
----------------------------------------------------
Fleet National Bank, N.A.               1,094,604.88
----------------------------------------------------
BNP Paribas                               912,170.73
----------------------------------------------------
The Bank of Tokyo-Mitsubishi,
Ltd., New York Branch                     608,113.82
----------------------------------------------------
Dresdner Bank AG, New York
Branch                                    608,113.82
----------------------------------------------------
The Royal Bank of Scotland PLC            608,113.82
----------------------------------------------------
Societe Generale                          608,113.82
----------------------------------------------------
Mizuho Corporation Bank, Ltd.             608,113.82
----------------------------------------------------
Bank of America, N.A.                     486,491.06
----------------------------------------------------
Credit Lyonnais, New York
Branch                                    486,491.06
----------------------------------------------------
Credit Suisse First Boston,
acting through its Cayman
Islands Branch                            486,491.06
====================================================
TOTAL                                  15,202,845.50
----------------------------------------------------

                                   SCHEDULE VI
                              SUBSIDIARY GUARANTORS

Cogentrix Ouachita Holdings, Inc.
Ouachita Operating Services, LLC
Green Country Operating Services, LLC
Cogentrix of Rathdrum, Inc.
Rathdrum Construction Company, Inc.
Rathdrum Operating Services Company, Inc.
Cogentrix of Birchwood I, Inc.
Cogentrix/Birchwood One Partners
Cogentrix of Birchwood II, Inc.
Cogentrix Holdings Corporation
Cogentrix, Inc.
Cogentrix of North Carolina Holdings, Inc.
Cogentrix of North Carolina, Inc.
Roxboro/Southport I, Inc.
Roxboro/Southport General Partnership
Trust under agreement dated December 30, 1985, between Roxboro/Southport General
     Partnership, successor in interest to General Electric Credit Corporation, and The Bank of New York, successor in interest to United States Trust Company of New York, as Roxboro Owner Trustee ("Roxboro Owner Trust")
Trust under agreement dated December 30, 1985, between Roxboro/Southport General
     Partnership, successor in interest to General Electric Credit Corporation, and The Bank of New York, successor in interest to United States Trust Company of New York, as Southport Owner Trustee ("Southport Owner Trust")
Roxboro/Southport II, Inc.
Cogentrix of Virginia, Inc.
Cogentrix Virginia Leasing Corporation
Cogentrix of Pennsylvania, Inc.
Cogentrix-Mexico, Inc.
CI Properties, Inc.
Cogentrix Southaven Holdings, Inc.
Cogentrix Southaven Holdings II, Inc.
Southaven Operating Services, LLC
Cogentrix Energy Power Marketing, Inc.
Cogentrix Fuels Management, Inc.
Cogentrix International Holdings, Inc.
Cogentrix of Brazil, Inc.
Cogentrix/Scrubgrass, Inc.
Cedar Power Corporation
Hickory Power Corporation
Birch Power Corporation
Panther Creek Leasing, Inc.

Cogentrix of Latin America, Inc.
Cogentrix Hartburg Power I, Inc.
Hartburg Power, LP
Cogentrix Hartburg Power II, Inc.
Cogentrix Henry County Holdings, Inc.
Henry County Power LLC
Cogentrix of Lawrence County, Inc.
Cogentrix Lawrence County, LLC
Cogentrix Marshall Holdings, Inc.
Marshall Power, LLC

                                  SCHEDULE VII
                               SUBSIDIARY PLEDGORS

Cogentrix Delaware Holdings, Inc.
Cogentrix of Rathdrum, Inc.
Cogentrix of Birchwood I, Inc.
Cogentrix/Birchwood One Partners
Cogentrix of Birchwood II, Inc.
Cogentrix Holdings Corporation
Cogentrix, Inc.
Cogentrix of North Carolina Holdings, Inc.
Roxboro/Southport I, Inc.
Roxboro/Southport II, Inc.
Roxboro/Southport General Partnership
Cogentrix-Mexico, Inc.
Cogentrix Southaven Holdings II, Inc.
Cogentrix International Holdings, Inc.
Cogentrix of Brazil, Inc.
Cogentrix Hartburg Power I, Inc.
Cogentrix Hartburg Power II, Inc.
Cogentrix Henry County Holdings, Inc.
Cogentrix of Lawrence County, Inc.
Cogentrix Marshall Holdings, Inc.

                                  SCHEDULE VIII
                               SUBSIDIARY GRANTORS

Cogentrix Delaware Holdings, Inc.
Ouachita Operating Services, LLC
Green Country Operating Services, LLC
Cogentrix of Rathdrum, Inc.
Rathdrum Construction Company, Inc.
Rathdrum Operating Services Company, Inc.
Cogentrix of Birchwood I, Inc.
Cogentrix/Birchwood One Partners
Cogentrix of Birchwood II, Inc.
Cogentrix Holdings Corporation
Cogentrix, Inc.
Cogentrix of North Carolina Holdings, Inc.
Cogentrix of North Carolina, Inc.
Roxboro/Southport I, Inc.
Roxboro/Southport General Partnership
Roxboro Owner Trust
Southport Owner Trust
Roxboro/Southport II, Inc.
Cogentrix of Virginia, Inc.
Cogentrix Virginia Leasing Corporation
Cogentrix of Pennsylvania, Inc.
Cogentrix-Mexico, Inc.
CI Properties, Inc.
Cogentrix Southaven Holdings, Inc.
Cogentrix Southaven Holdings II, Inc.
Southaven Operating Services, LLC
Cogentrix Energy Power Marketing, Inc.
Cogentrix Fuels Management, Inc.
Cogentrix International Holdings, Inc.
Cogentrix of Brazil, Inc.
Cogentrix of Latin America, Inc.
Cogentrix Hartburg Power I, Inc.
Hartburg Power, LP
Cogentrix Hartburg Power II, Inc.
Cogentrix Henry County Holdings, Inc.
Henry County Power LLC
Cogentrix of Lawrence County, Inc.
Cogentrix Lawrence County, LLC
Cogentrix Marshall Holdings, Inc.
Marshall Power, LLC

                                   SCHEDULE IX
                              PLEDGED SUBSIDIARIES

Cogentrix Delaware Holdings, Inc.
Cogentrix Ouachita Holdings, Inc.
Cogentrix of Oklahoma, Inc.
Cogentrix of Rathdrum, Inc.
Rathdrum Construction Company, Inc.
Rathdrum Operating Services Company, Inc.
Cogentrix of Birchwood I, Inc.
Cogentrix/Birchwood Two, L.P.
Cogentrix/Birchwood One Partners
Cogentrix of Birchwood II, Inc.
Cogentrix Holdings Corporation
Cogentrix, Inc.
Cogentrix of North Carolina Holdings, Inc.
Cogentrix of North Carolina, Inc.
Roxboro/Southport I, Inc.
Roxboro/Southport General Partnership
Roxboro Owner Trust
Southport Owner Trust
Roxboro/Southport II, Inc.
Cogentrix of Virginia, Inc.
Cogentrix Virginia Leasing Corporation
Cogentrix of Pennsylvania, Inc.
Cogentrix-Mexico, Inc.
Cogeneracion Mexicana, S.A. de C.V.1
CI Properties, Inc.
Cogentrix Southaven Holdings, Inc.
Cogentrix Southaven Holdings II, Inc.
Southaven Operating Services, LLC
Cogentrix Parts Company, Inc.
Cogentrix Energy Power Marketing, Inc.
Cogentrix Fuels Management, Inc.
Cogentrix International Holdings, Inc.
Cogentrix International, Ltd.(1)
Cogentrix do Brazil, Limitada(1)
Cogentrix of Brazil, Inc.
Cogentrix Mauritius Company(1)
Cogentrix International Holdings, BV(1)
Cogentrix of Latin America, Inc.
Cogentrix Hartburg Power I, Inc.
Hartburg Power, LP
Cogentrix Hartburg Power II, Inc.

-------------
(1) Pledge only extends to 65% of the Capital Stock of this entity.

Cogentrix Henry County Holdings, Inc.
Henry County Power LLC
Cogentrix of Lawrence County, Inc.
Cogentrix Lawrence County, LLC
Cogentrix Marshall Holdings, Inc.
Marshall Power, LLC